                                              REGISTRATION NO. 2-83631/811-03738


                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                              Pre-Effective Amendment No.                    [ ]

                              Post-Effective Amendment No. 39                [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


                              Amendment No. 40                               [X]


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                                 VALIC Company I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  713.831.5165
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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                          THE CORPORATION TRUST COMPANY
                              300 EAST LOMBARD ST.
                            BALTIMORE, MARYLAND 21202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
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                                    Copy to:
                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006
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It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b)

[X]      on October 1, 2003, pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on (date) pursuant to paragraph (a)(1)
[ ]      75 days after filing pursuant to paragraph (a)(2)
[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2003
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                             Asset Allocation Fund
                             Blue Chip Growth Fund
                           Capital Conservation Fund
                                Core Equity Fund
                           Government Securities Fund
                   Growth Fund (formerly, Opportunities Fund)
                              Growth & Income Fund
                              Health Sciences Fund
                              Income & Growth Fund
                          International Equities Fund
                       International Government Bond Fund
                          International Growth I Fund
                             Large Cap Growth Fund
                               Mid Cap Index Fund
                              Money Market I Fund
                            Nasdaq-100(R) Index Fund
                           Science & Technology Fund
                                 Small Cap Fund
                              Small Cap Index Fund
                             Social Awareness Fund
                                Stock Index Fund
                                   Value Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     4
ABOUT THE FUNDS.............................................     4
FUND FACT SHEETS............................................     5
  Asset Allocation Fund.....................................     5
  Blue Chip Growth Fund.....................................     7
  Capital Conservation Fund.................................     9
  Core Equity Fund..........................................    11
  Government Securities Fund................................    13
  Growth Fund...............................................    14
  Growth & Income Fund......................................    16
  Health Sciences Fund......................................    17
  Income & Growth Fund......................................    19
  International Equities Fund...............................    21
  International Government Bond Fund........................    23
  International Growth I Fund...............................    25
  Large Cap Growth Fund.....................................    27
  Mid Cap Index Fund........................................    28
  Money Market I Fund.......................................    30
  Nasdaq-100 Index Fund.....................................    31
  Science & Technology Fund.................................    34
  Small Cap Fund............................................    36
  Small Cap Index Fund......................................    38
  Social Awareness Fund.....................................    40
  Stock Index Fund..........................................    42
  Value Fund................................................    44
EXPENSE SUMMARY.............................................    46
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................    48
INVESTMENT GLOSSARY.........................................    69
  American Depositary Receipts..............................    69
  Asset-Backed Securities...................................    69
  Derivatives...............................................    69
  Diversification...........................................    69
  Equity Securities.........................................    69
  Exchange Traded Funds.....................................    69
  Fixed Income Securities...................................    69
  Foreign Currency..........................................    70
  Foreign Securities........................................    70
  Illiquid Securities.......................................    70
  Lending Portfolio Securities..............................    70
  Loan Participations.......................................    71
  Money Market Securities...................................    71
  Mortgage-Related Securities...............................    71
  Repurchase Agreements.....................................    71
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    72
  Temporary Defensive Investment Strategy...................    72
  When-Issued Securities....................................    72

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER....................................    72
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    72
  Investment Adviser........................................    72
  Investment Sub-Advisers...................................    73
     AIG Global Investment Corp. ...........................    73
     AIG SunAmerica Asset Management Corp. .................    74
     American Century Investment Management, Inc. ..........    74
     Founders Asset Management LLC..........................    74
     Putnam Investment Management, LLC......................    74
     T. Rowe Price Associates, Inc. ........................    75
     WM Advisors, Inc. .....................................    75
     Wellington Management Company, LLP.....................    76
  How VALIC Is Paid for Its Services........................    76
ACCOUNT INFORMATION.........................................    77
  Series Company Shares.....................................    77
  Buying and Selling Shares.................................    77
  How Shares are Valued.....................................    77
  Dividends and Capital Gains...............................    77
  Tax Consequences..........................................    77
FINANCIAL HIGHLIGHTS........................................    78
INTERESTED IN LEARNING MORE.................................    90

WELCOME
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This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.


All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
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The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective. All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

ASSET ALLOCATION FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500(R) Index;

-  the Lehman Brothers Aggregate Bond Index; and

- the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Rate ("30 Day CD Rate")

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund's assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting investments that the sub-adviser believes may participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

As of May 31, 2003, the Fund's assets were invested as follows:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                        53.00%
Intermediate and long-term bonds                          34.46%
High quality money market securities                      12.54%*

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* After taking the contract value of futures positions into consideration.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

ASSET ALLOCATION FUND
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PERFORMANCE INFORMATION
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The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             9.28%
1994                                            (1.31)%
1995                                            24.79%
1996                                            11.09%
1997                                            22.62%
1998                                            18.37%
1999                                            11.76%
2000                                            (2.50)%
2001                                            (4.21)%
2002                                            (9.36)%

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For the year-to-date through June 30, 2003, the Fund's return was 9.44%.

Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -7.81%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and a blended index, which consists of the S&P 500(R) Index, the Lehman Brothers Aggregate Bond Index and the 30 Day CD Rate, for the periods shown. The percentages of each index included in the blended index may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.

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AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                            -9.36%    2.29%     7.46%
S&P 500(R) Index                   -22.10%   -0.58%     9.35%
Blended Index                       -9.02%    3.09%     8.49%
Lehman Bros. Agg. Bond Index        10.26%    7.54%     7.51%
30 Day CD Rate                       1.39%    3.65%     3.86%
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The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

BLUE CHIP GROWTH FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. "Net assets" will take into account borrowing for investment purposes. These companies are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings. The sub-adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
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The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

BLUE CHIP GROWTH FUND
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This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                           (14.26)%
2002                                           (24.31)%

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For the year-to-date through June 30, 2003, the Fund's return was 13.91%.

Best quarter:  13.69%, quarter ending December 31, 2001

Worst quarter:  -16.91%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
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                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR      (11/1/2000)
-----------------------                -------   ---------------
The Fund                               -24.31%       -20.68%
S&P 500(R) Index                       -22.10%       -18.88%
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The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

CAPITAL CONSERVATION FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY
The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, the sub-adviser may use a small part of the Fund's assets to make some higher risk investments.

The Fund invests at least 75% of the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. The Fund purchases bonds that are rated at least Baa by Moody's Investor Services, Inc. ("Moody's") or another rating organization. See the Statement of Additional Information for a detailed description of the ratings. U.S. Government securities are securities issued or guaranteed by the U.S. Government, which are supported by (i) the full faith and credit of the U.S. Government; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing government agency; or (iv) the discretionary authority of the U.S. Government or GNMA to purchase certain obligations of the agency.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             11.99%
1994                                             (6.11)%
1995                                             20.78%
1996                                              1.76%
1997                                              8.57%
1998                                              7.38%
1999                                             (0.42)%
2000                                              9.19%
2001                                              7.78%
2002                                              8.93%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 4.10%.

Best quarter:  6.91%, quarter ending June 30, 1995

Worst quarter:  -4.55%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              8.93%    6.51%     6.76%
Lehman Bros. Agg. Bond Index         10.26%    7.54%     7.51%
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The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

CORE EQUITY FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
WM Advisors, Inc. ("WMA")
Wellington Management Company, LLP ("Wellington
  Management")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. "Net assets" will take into account borrowing for investment purposes.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

- Top Down Sector Analysis. The sub-advisers analyze the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

- Bottom Up Security Selection. Bottom up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers' assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management assumed sub-advisory duties September 1, 1999. WMA was added as a co-sub-adviser effective January 1, 2002.

                                  (BAR CHART)

1995                                             47.86%
1996                                             19.37%
1997                                             21.00%
1998                                             18.14%
1999                                              7.39%
2000                                             (6.29)%
2001                                            (15.27)%
2002                                            (22.13)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 11.48%.

Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

CORE EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -22.13%   -4.74%         6.23%
S&P 500(R) Index             -22.10%   -0.58%         9.96%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

GOVERNMENT SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY
The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. "Net assets" will take into account borrowing for investment purposes. US Government securities are securities issued or guaranteed by the US Government, which are supported by (i) the full faith and credit of the US Government; (ii) the right of the issuer to borrow from the US Treasury; (iii) the credit of the issuing government agency; or (iv) the discretionary authority of the US Government of Government National Mortgage Association ("GNMA") to purchase certain obligations of the agency.

The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                            10.80%
1994                                            (4.49)%
1995                                            17.48%
1996                                             1.91%
1997                                             8.91%
1998                                             8.96%
1999                                            (2.78)%
2000                                            12.90%
2001                                             6.78%
2002                                            12.03%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 3.11%.

Best quarter:  6.54%, quarter ending September 30, 2002

Worst quarter:  -3.75%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             12.03%    7.43%     7.04%
Lehman Bros. Govt. Bond Index        11.50%    7.78%     7.56%
----------------------------------------------------------------

The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

GROWTH FUND (FORMERLY, OPPORTUNITIES FUND)
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks (those the subadviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests mainly in midsized and large companies, although it may invest in companies of any size.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Although the Fund will invest primarily in U.S. securities, it may invest up to 35% of its total assets in foreign securities of foreign issuers, including up to 10% in securities of issuers in developing (also know as "emerging") markets.

The Fund may also invest in preferred stocks, convertible securities, exchange traded funds (including SPDRs) and debt instruments. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Common Stock Risk: Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies the sub adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub adviser's assessment of the prospects for a company's earnings growth is wrong, or if their judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub adviser had placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Midsized Companies Risk: The risk that midsized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 1000(R) Growth Index. Prior to the close of business on June 30, 2003, the benchmark was the S&P 500(R) Index. The change in benchmark was made because the Russell 1000(R) Growth Index more closely corresponds with the sub-adviser's investment strategies and the composition of the portfolio.

How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (30.47)%
2002                                            (30.00)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 10.39%.

Best quarter:  13.87%, quarter ending December 31, 2001

Worst quarter:  -27.18%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the Russell 1000(R) Growth and the S&P 500(R) Indices for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -30.00%       -34.58%
Russell 1000(R) Growth Index           -27.88%       -29.76%
S&P 500(R) Index                       -22.10%       -18.39%
----------------------------------------------------------------

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index(R) is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

GROWTH & INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             31.86%
1996                                             23.32%
1997                                             23.83%
1998                                             14.56%
1999                                             22.83%
2000                                            (10.86)%
2001                                            (10.08)%
2002                                            (21.52)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 7.45%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -21.52%   -2.41%         6.89%
S&P 500(R) Index             -22.10%   -0.58%         9.96%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). "Net assets" will take into account borrowing for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and mid-capitalization companies.

The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation; and

-  the obsolescence of popular products.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors,

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.18)%
2002                                           (27.64)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 23.61%.

Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  -24.27%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR      (11/1/2000)
-----------------------                -------   ---------------
The Fund                               -27.64%       -17.13%
S&P 500(R) Index                       -22.10%       -18.88%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INCOME & GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc. ("American
  Century")

INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund's sub-adviser utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the U.S. (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, as well as other factors. To measure growth, the sub-adviser uses, among others, the rate of growth of a company's earnings and changes in the earnings estimates for a company.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described earlier, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. If the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Fund may not have a high dividend yield.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest in securities other than stocks, such as convertible debt securities, equity equivalent securities, foreign securities, short-term instruments and non-leveraged futures contracts and other securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy to help manage the risk of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index, the S&P 500(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.37)%
2002                                           (19.58)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 11.93%.

Best quarter:  10.29%, quarter ending December 31, 2001

Worst quarter:  -17.09%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR     (12/11/2000)
-----------------------                -------   ---------------
The Fund                               -19.58%       -14.64%
S&P 500(R) Index                       -22.10%       -17.10%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1993                                             29.87%
1994                                              7.98%
1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 6.43%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -18.79%   -4.27%     3.15%
EAFE Index                         -15.94%   -2.89%     4.00%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

INTERNATIONAL GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. "Net assets" will take into account borrowing for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. in the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

of any one company. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of lower rated fixed-income securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index as well as the components of such benchmark, the JPMorgan Government Bond Index Plus and the JPMorgan Emerging Markets Bond Index Plus. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             14.20%
1994                                              4.46%
1995                                             18.81%
1996                                              4.40%
1997                                             (4.84)%
1998                                             17.10%
1999                                             (5.95)%
2000                                             (3.86)%
2001                                             (1.88)%
2002                                             17.38%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 11.72%.

Best quarter:  13.39%, quarter ending March 31, 1995

Worst quarter:  -5.92%, quarter ending March 31, 1997

This table compares the Fund's average annual returns to the returns of the blended index. The index is a blend of 70% JP Morgan Government Bond Index Plus (GBI+)and 30% JP Morgan Emerging Markets Bond Index Plus (EMBI+).

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             17.38%    4.05%     5.55%
Blended Index                        18.58%    6.76%       N/A*
GBI+                                 19.91%    5.89%       N/A*
EMBI+                                14.24%    7.18%       N/A*
----------------------------------------------------------------

* Since inception (indices incepted 12/31/1993)

GBI+ measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

INTERNATIONAL GROWTH I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc.   ("American Century")

INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES
The Fund's sub-adviser uses a growth strategy it developed to invest in stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the sub-adviser looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

- Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

The sub-adviser use a bottom-up approach to select stocks to buy for the Fund. This means that the sub-adviser makes its investment decision based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The sub-adviser tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the sub-adviser select or hold the stocks of companies they believe will be able to sustain their growth and sell stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the sub-adviser believes that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund can purchase other types of securities, when the sub-adviser believes it is prudent. The Fund may invest a portion of its assets in convertible debt securities equity equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures and similar derivative securities to help manage the risk of these types of investments. For example, the sub-adviser cannot leverage the Fund's assets by investing in a derivative security.

In determining whether a company is foreign, the sub-adviser will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and corresponding greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East ("EAFE") Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                         (BAR CHART)

2001                                           (26.03)%
2002                                           (18.28)%

---------------

For the year-to-date through June 30, 2003, the Funds return was 5.44%.

Best quarter:  3.78%, quarter ending December 31, 2002

Worst quarter:  -18.92%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR     (12/11/2000)
-----------------------                -------   ---------------
The Fund                               -18.28%       -21.96%
EAFE Index                             -15.94%       -17.89%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

LARGE CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
The Fund pursues long-term growth by normally investing at least 80% of its net assets in common stocks of well-established, high-quality growth companies. "Net assets" will take into account borrowing for investment purposes. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, Founders Asset Management LLC was the sub-adviser of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


2001                                         (23.19)%
2002                                         (28.13)%


---------------

For the year-to-date through June 30, 2003, the Fund's return was 10.93%.

Best quarter:  13.51%, quarter ending December 31, 2001

Worst quarter:  -21.74%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR     (12/11/2000)
-----------------------                -------   ---------------
The Fund                               -28.13%       -28.87%
S&P 500(R) Index                       -22.10%       -17.10%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1993                                             12.90%
1994                                             (3.74)%
1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 12.20%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -14.90%    6.09%     11.55%
S&P MidCap 400(R) Index            -14.51%    6.41%     11.96%
---------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 0.34%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.28%, quarter ending December 31, 2002

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             1.25%     4.15%     4.29%
30 Day CD Rate                       1.39%     3.65%     3.86%
----------------------------------------------------------------

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company as it attempts to track the securities and weightings of the Index. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

2001                                            (32.48)%
2002                                            (38.26)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 22.10%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -38.26%       -43.53%
Nasdaq-100(R) Index                    -37.53%       -43.53%
----------------------------------------------------------------

The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. All percentages are calculated as of the time of purchase.

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history, and newly public companies), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 22.33%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -40.21%   -7.93%         5.33%
S&P 500(R) Index             -22.10%   -0.58%         9.96%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Founders Asset Management LLC ("Founders")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of net assets in stocks of small companies. "Net assets" will take into account borrowing for investment purposes. A company is considered a "small" company if its total market value (capitalization), at the time of purchase, is less than the upper market capitalization limit for the Lipper Small Cap Core and/or Lipper Small Cap Growth asset categories. As of the date of this prospectus, this limit is $2.5 billion, although this figure may fluctuate. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect either a growth or a value investment approach. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

In pursuing its investment objective, each of the Fund's sub-advisers has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Founders Asset Management LLC and T. Rowe Price Associates, Inc. each manage a portion of the Fund. As of May 31, 2003, Founders managed approximately 49.61% and T. Rowe Price managed approximately 50.39% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of

SMALL CAP FUND
--------------------------------------------------------------------------------

companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index, the Russell 2000(R) Growth Index, as well as a blended index. The blended index is a blend of 50% each of the Russell 2000(R) Index and the Russell 2000(R) Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (5.01)%
2002                                            (23.38)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 12.03%.

Best quarter:  22.61%, quarter ending December 31, 2001

Worst quarter:  -21.46%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the aforementioned indices for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                -23.38%     -15.99%
Blended Index                           -25.48%     -15.22%
Russell 2000(R) Index                   -20.48%      -8.98%
Russell 2000(R) Growth Index            -30.26%     -21.25%
----------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2003, the average market capitalization was approximately $443.5 million. The largest company had an approximate market capitalization of $1.2 billion.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Book value is the net worth of a company divided by the number of outstanding shares. Price-to-book ratio is the relationship of the stock price to the company's net worth. The higher the ratio, the higher the premium the market is willing to pay for the company.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                            15.93%
1994                                            (3.33)%
1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 17.51%.

Best quarter:  20.88%, quarter ending December 31, 2001

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

-----------------------------------------------------------------
AS OF DECEMBER 31, 2002             1 YEAR     5 YEARS   10 YEARS
-----------------------             -------    -------   --------
The Fund                            -20.82%    -1.48%     6.61%
Russell 2000(R) Index               -20.48%    -1.36%     7.15%
-----------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2003, the average market capitalization was approximately $443.5 million. The largest company had an approximate market capitalization of $1.2 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SOCIAL AWARENESS FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

The Fund does not invest in companies that are significantly engaged in:

-  the production of nuclear energy;

-  the manufacture of military weapons or delivery systems;

-  the manufacture of alcoholic beverages or tobacco products;

-  the operation of gambling casinos; or

- business practices or the production of products that significantly pollute the environment.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of U.S. companies meeting the Fund's social criteria. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since the Fund's definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             7.91%
1994                                            (1.44)%
1995                                            38.96%
1996                                            23.99%
1997                                            33.85%
1998                                            27.30%
1999                                            18.64%
2000                                           (10.37)%
2000                                           (11.38)%
2002                                           (23.44)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 13.08%.

Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -17.06%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -23.44%   -1.69%     8.46%
S&P 500(R) Index                   -22.10%   -0.58%     9.35%
---------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             9.87%
1994                                             0.70%
1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 11.53%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -22.43%   -0.90%     9.02%
S&P 500(R) Index                   -22.10%   -0.58%     9.35%
---------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE
The Value Fund seeks capital growth and current income.

INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

The sub-adviser will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, securities of foreign issuers and exchange traded funds (including SPDRs).

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Market Risk: As with all equity funds, the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser's assessment of a company's prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value the sub-adviser has placed on it.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

VALUE FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2002                                            (19.57)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 10.92%.

Best quarter:  9.12%, quarter ending December 31, 2002

Worst quarter:  -18.19%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR     (12/31/2001)
-----------------------                -------   ---------------
The Fund                               -19.57%       -19.57%
S&P 500(R) Index                       -22.10%       -22.10%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts in which the Fund is offered. Please see your Contract prospectus for more details on the separate account fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                               ASSET      BLUE CHIP     CAPITAL        CORE      GOVERNMENT             GROWTH &
                                             ALLOCATION    GROWTH     CONSERVATION   EQUITY(1)   SECURITIES   GROWTH   INCOME(1)
                                             ----------   ---------   ------------   ---------   ----------   ------   ----------
Management Fees............................    0.50%        0.80%        0.50%         0.80%       0.50%      0.95%      0.75%
Other Expenses.............................    0.22%        0.44%        0.20%         0.17%       0.16%      1.72%      0.16%
Total Fund Operating Expenses..............    0.72%        1.24%        0.70%         0.97%       0.66%      2.67%      0.91%
Expense Reimbursement......................    0.00%        0.00%        0.00%         0.12%       0.00%      0.00%      0.06%
Net Expenses...............................    0.72%        1.24%(2)     0.70%         0.85%(2)    0.66%      2.67%(2)   0.85%

                                                                              INTERNATIONAL
                                        HEALTH    INCOME &    INTERNATIONAL    GOVERNMENT     INTERNATIONAL   LARGE CAP   MID CAP
                                       SCIENCES   GROWTH(1)     EQUITIES          BOND         GROWTH I(1)    GROWTH(1)    INDEX
                                       --------   ---------   -------------   -------------   -------------   ---------   -------
Management Fees......................   1.00%       0.77%         0.35%           0.50%           1.00%         0.95%      0.30%
Other Expenses.......................   0.24%       0.16%         0.33%           0.27%           0.36%         0.15%      0.15%
Total Fund Operating Expenses........   1.24%       0.93%         0.68%           0.77%           1.36%         1.10%      0.45%
Expense Reimbursement................   0.00%       0.10%         0.00%           0.00%           0.30%         0.04%      0.00%
Net Expenses.........................   1.24%(2)    0.83%         0.68%           0.77%           1.06%         1.06%      0.45%

                                                   NASDAQ-
                                       MONEY        100(R)     SCIENCE &                   SMALL CAP    SOCIAL     STOCK
                                    MARKET I(1)     INDEX      TECHNOLOGY   SMALL CAP(1)     INDEX     AWARENESS   INDEX   VALUE
                                    -----------   ----------   ----------   ------------   ---------   ---------   -----   -----
Management Fees...................     0.50%        0.40%        0.90%         0.90%         0.35%       0.50%     0.26%   0.78%
Other Expenses....................     0.14%        0.41%        0.14%         0.16%         0.17%       0.15%     0.14%   0.72%
Total Fund Operating Expenses.....     0.64%        0.81%        1.04%         1.06%         0.52%       0.65%     0.40%   1.50%
Expense Reimbursement.............     0.04%        0.00%        0.00%         0.11%         0.00%       0.00%     0.00%   0.00%
Net Expenses......................     0.60%        0.81%        1.04%(2)      0.95%         0.52%       0.65%     0.40%   1.50%

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2004, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) Through directed brokerage arrangements, a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 1.21%, 0.80%, 2.62%, 1.21% and 0.98%, for the Blue Chip Growth Fund, the Core Equity Fund, the Growth Fund, the Health Sciences Fund and the Science & Technology Fund, respectively.

--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Asset Allocation............................................   $ 74      $230      $  401      $  894
Blue Chip Growth............................................   $126      $393      $  681      $1,500
Capital Conservation........................................   $ 72      $224      $  390      $  871
Core Equity.................................................   $ 87      $297      $  525      $1,179
Government Securities.......................................   $ 67      $211      $  368      $  822
Growth......................................................   $270      $829      $1,415      $3,003
Growth & Income.............................................   $ 87      $284      $  498      $1,114
Health Sciences.............................................   $126      $393      $  681      $1,500
Income & Growth.............................................   $ 85      $286      $  505      $1,134
International Equities......................................   $ 69      $218      $  379      $  847
International Government Bond...............................   $ 79      $246      $  428      $  954
International Growth........................................   $108      $401      $  716      $1,609
Large Cap Growth............................................   $108      $346      $  602      $1,337
Mid Cap Index...............................................   $ 46      $144      $  252      $  567
Money Market I..............................................   $ 61      $201      $  353      $  795
Nasdaq-100(R) Index.........................................   $ 83      $259      $  450      $1,002
Science & Technology........................................   $106      $331      $  574      $1,271
Small Cap...................................................   $ 97      $326      $  574      $1,284
Small Cap Index.............................................   $ 53      $167      $  291      $  653
Social Awareness............................................   $ 66      $208      $  362      $  810
Stock Index.................................................   $ 41      $128      $  224      $  505
Value.......................................................   $153      $474      $  818      $1,791

The expense example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(AS OF MAY 31, 2003)
--------------------------------------------------------------------------------

ASSET ALLOCATION FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
        1.28%                2.23%               7.86%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                               ASSET      S&P 500   BLENDED
DATE                         ALLOCATION    INDEX     INDEX
                                FUND
5/93                           10,000     10,000    10,000
1/94                           10,727     10,885    10,745
1/95                           10,452     10,943    10,716
1/96                           13,169     15,173    13,652
1/97                           14,852     19,171    15,752
1/98                           17,680     24,330    18,770
1/99                           21,275     32,235    22,818
1/00                           22,445     35,572    24,008
1/01                           23,147     35,252    25,165
1/02                           21,483     29,560    23,627
1/03                           19,323     22,756    21,302
5/03                           21,304     25,786    23,167

For the year ended May 31, 2003, the Asset Allocation Fund returned 1.28% compared to -8.07% for the S&P 500(R) Index and 0.03% for the Blended Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Federal National Mtg. Assoc. 5.50% due TBA....  1.76%
 2.   General Electric Co. .........................  1.71%
 3.   Pfizer, Inc. .................................  1.66%
 4.   Exxon Mobil Corp. ............................  1.59%
 5.   Microsoft Corp. ..............................  1.59%
 6.   Federal National Mtg. Assoc. 6.50% due
      7/1/32........................................  1.58%
 7.   Wal-Mart Stores, Inc. ........................  1.47%
 8.   Federal National Mtg. Assoc. 5.50% due TBA....  1.45%
 9.   Citigroup, Inc. ..............................  1.39%
10.   Federal National Mtg. Assoc. 6.50% due
      8/1/31........................................  1.27%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The Fund allocates its money between stocks, bonds and cash. The allocation is dynamic in that it changes every month by about 5 to 10%. The underlying cash portion is a simple money market fund. The underlying bond portion is a total return oriented fund. The underlying equity portion is a highly diversified large cap fund. Each portion is managed separately while the overall allocation is monitored daily and kept in line with the targeted allocation. Every month a targeted allocation is identified through a quantitative asset allocation model. The targeted allocation is then reviewed by investment professionals and confirmed.

The portfolio is managed with an active total rate of return approach. The first six months of the annual period were marked by high volatility driven by corporate malfeasance, excessive debt levels and a weak economic environment. Credit downgrades and liquidity issues were a daily event which led to dramatic underperformance in the credit sector. U.S. Treasuries, Agencies and Mortgage-Backed Securities ("MBS") experienced strong performance as investors sought to reduce credit risk. Events reached a turning point in early October as the double dip recession did not materialize, corporate malfeasance issues ebbed, and the Federal Reserve appeared poised to reduce rates further. Moreover, masked behind the headlines was a very positive development in the credit sector; companies had begun to de-leverage their balance sheets and reduce short-term maturities. This fact, coupled with the positive technical environment engendered from less overall debt, were the fuel behind the strong performance in credit witnessed over the ensuing semi-annual period. In fact, from October 1, 2002 to May 31, 2003, the credit sector posted approximately 576 basis points in excess return. The portfolio managed to take advantage of these situations as they unfolded. For example, during the first few months of the year, position sizes were limited and liquidity was stressed to minimize volatility. Conversely, as the tide turned, risk was added at the margin to bolster returns in the strong market environment.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Since the beginning of the second quarter 2003 we have increased the allocation towards equities. The Fund has benefited from this as the equity markets have outperformed all other markets. For the bond allocation, the dramatic rally in the credit sector ensued in late 2002, credit positions were increased at the expense of U.S. Treasuries and MBS. Recently, as profits in the credit sector have been realized, trades that focused on increasing credit quality have been stressed. The rally provided the best returns in the higher beta sectors, yet all sectors performed very well. As we move toward much tighter spread levels, individual credit selection will play an increasingly important role.

--------------------------------------------------------------------------------

BLUE CHIP GROWTH FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
           -6.47%                      -13.86%
---------------------------------------------------------

* Inception date of Fund: November 1, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                    BLUE CHIP    S&P 500
DATE                               GROWTH FUND    INDEX
11/00                                10,000      10,000
12/00                                 9,332       9,257
3/01                                  7,754       8,159
6/01                                  8,367       8,637
9/01                                  7,037       7,369
12/01                                 8,001       8,157
3/02                                  7,901       8,179
6/02                                  6,647       7,083
9/02                                  5,625       5,860
12/02                                 6,056       6,354
3/03                                  5,986       6,153
5/03                                  6,808       7,011

For the year ended May 31, 2003, the Blue Chip Growth Fund returned -6.47% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Citigroup, Inc. ..............................  4.07%
 2.   Pfizer, Inc. .................................  3.97%
 3.   UnitedHealth Group, Inc. .....................  3.07%
 4.   Microsoft Corp. ..............................  3.03%
 5.   First Data Corp. .............................  2.58%
 6.   Viacom, Inc., Class B.........................  2.12%
 7.   Vodafone Group, PLC ADR.......................  2.08%
 8.   Cisco Systems, Inc. ..........................  1.87%
 9.   General Electric Co. .........................  1.85%
10.   Home Depot, Inc. .............................  1.68%

A discussion with T. Rowe Price

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Over the past year, large cap stocks had similar performance as small caps. Strong stock selection in Telecom Services and Industrials & Business Services provided the greatest benefit relative to the S&P 500. The Fund's commercial services, especially online education, were top performers.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Among our top overweight positions relative to the S&P 500 are global HMO provider UnitedHealth Group, leading provider of credit and debit card processing services First Data, and leading mobile operator Vodafone. We expect earnings gains at UnitedHealth Group through cost containment, scales benefits, and a shift towards higher margin business. First Data has consistent earnings and cash flow with a solid balance sheet. Vodafone is producing solid free cash flow due to the integration of previous acquisitions. We remain overweight in analog producers and have limited holdings in companies more dependent on PC demand. Internet retailers were strong as we established a position in the group. Traditional retailers struggled with lackluster sales. We are underweight integrated oil company Exxon Mobil, retailer Wal-Mart Stores, and pharmaceutical company Merck.

CAPITAL CONSERVATION FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       11.31%                6.72%               6.56%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                               CAPITAL      LEHMAN AGGREGATE
DATE                         CONSERVATION      BOND INDEX
                                 FUND
5/93                            10,000           10,000
1/94                            10,691           10,593
1/95                            10,080           10,348
1/96                            11,996           12,101
1/97                            12,164           12,495
1/98                            13,368           13,837
1/99                            14,344           14,953
1/00                            14,089           14,676
1/01                            15,694           16,705
1/02                            16,673           17,966
1/03                            18,103           19,667
5/03                            18,883           20,462

For the year ended May 31, 2003, the Capital Conservation Fund returned 11.31% compared to 11.58% for the Lehman Brothers Aggregate Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Federal Home Loan Mtg. Corp.:
        6.00% due TBA...............................  5.19%
      Federal National Mtg. Assoc.:
 2.     6.50% due 8/1/31............................  4.06%
 3.     5.50% due TBA...............................  3.92%
 4.   Federal Home Loan Mtg. Corp.:
        5.50% due TBA...............................  3.74%
 5.   Federal National Mtg. Assoc.:
        6.50% due 7/1/32............................  3.48%
 6.   United States Treasury Notes:
        6.00% due 8/15/09...........................  2.81%
 7.   United States Treasury Bonds:
        7.13% due 2/15/23...........................  2.42%
 8.   Federal National Mtg. Assoc.:
        5.00% due June TBA..........................  2.28%
 9.   United States Treasury Bonds:
        6.25% due 8/15/23...........................  2.22%
10.   United States Treasury Notes:
        6.88% due 5/15/06...........................  2.10%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The portfolio is managed with an active total rate of return approach. The first six months of the annual period were marked by high volatility driven by corporate malfeasance, excessive debt levels and a weak economic environment. Credit downgrades and liquidity issues were a daily event which led to dramatic underperformance in the credit sector. U.S. Treasuries, Agencies and Mortgage-Backed Securities ("MBS") experienced strong performance as investors sought to reduce credit risk. Events reached a turning point in early October as the double dip recession did not materialize, corporate malfeasance issues ebbed, and the Federal Reserve appeared poised to reduce rates further. Moreover, masked behind the headlines was a very positive development in the credit sector; companies had begun to de-leverage their balance sheets and reduce short-term maturities. This fact, coupled with the positive technical environment engendered from less overall debt, were the fuel behind the strong performance in credit witnessed over the ensuing semi-annual period. In fact, from October 1, 2002 to May 31, 2003, the credit sector posted approximately 576 basis points in excess return. This recovery was unprecedented and marked a dramatic and welcome shift from the first months of the period. The portfolio managed to take advantage of these situations as they unfolded. For example, during the first few months of the year, position sizes were limited and liquidity was stressed to minimize volatility. Conversely, as the tide turned, risk was added at the margin to bolster returns in the strong market environment. Asset class shifts were made along similar lines. MBS enjoyed an overweight position early in the year as credit risk was out of favor and reduced in favor of credit as the rally ensued. Currently, we are in a period in which individual credit selection is once again taking precedent over sector selection. Portfolio investments will continue to focus on liquidity and diversification.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
As the dramatic rally in the credit sector ensued in late 2002, credit positions were increased at the expense of U.S. Treasuries and MBS. Recently, as profits in the credit sector have been realized, trades that focused on increasing credit quality have been stressed. The rally provided the best returns in the higher beta sectors, yet all sectors performed very well. As we move toward much tighter spread levels, individual credit selection will play an increasingly important role.

CORE EQUITY FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS        SINCE INCEPTION*
-------------------------------------------------------------
       -7.79%               -4.72%               6.99%
-------------------------------------------------------------

* Inception date of Fund: April 29, 1994

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                               CORE EQUITY
DATE                              FUND       S&P 500 INDEX
4/94                             10,000         10,000
1/95                             10,439         10,668
1/96                             15,149         14,792
1/97                             18,117         18,690
1/98                             21,509         23,719
1/99                             26,005         31,426
1/00                             26,051         34,679
1/01                             26,023         34,367
1/02                             21,105         28,818
1/03                             16,498         22,185
5/03                             18,472         25,139

For the year ended May 31, 2003, the Core Equity Fund returned -7.79% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  3.16%
 2.   Citigroup, Inc. ..............................  3.10%
 3.   Pfizer, Inc. .................................  2.91%
 4.   International Business Machines Corp. ........  2.52%
 5.   Exxon Mobil Corp. ............................  2.42%
 6.   General Electric Co. .........................  2.36%
 7.   Bank of America Corp. ........................  2.27%
 8.   Allstate Corp. ...............................  1.94%
 9.   Wachovia Corp. ...............................  1.91%
10.   Mylan Laboratories, Inc. .....................  1.77%

A discussion with Wellington Management

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
During the past annual period, the Wellington Management portion of the portfolio performed in line on a gross basis with the benchmark S&P 500 Index. The Fund benefited from strong stock selection within the consumer discretionary, health care, and utilities sectors. Within the consumer discretionary sectors, Comcast and Omnicom were top contributors to absolute performance. The Fund held an overweight position in health care, and had strong stock selection led by performance in Genzyme and Amgen.

The Fund had weaker stock selection in the consumer staples and industrials sectors. Within consumer staples, investments in Safeway and Kimberly Clark detracted from performance. Among industrials, the Fund held a position in Tyco at the beginning of the period, which had a negative effect on performance. In addition, the Fund was overweight the materials sector during the period, which held back performance as materials stocks lagged due to the slower than anticipated pace of economic recovery.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
We believe the economy will continue to exhibit low nominal growth and low inflation. In this low nominal growth environment, the fund continues to invest in high quality companies that are leaders in their industries and generate strong free cash flow. In uncertain times, these companies can use their strength to gain market share.

Against this backdrop, the Fund has balanced sector exposure relative to the benchmark. The biggest overweight is healthcare. We have a positive outlook in the sector due to demographic trends, the use of technology, and advances in pharmaceuticals that can save money by keeping people out of hospitals. The Fund is slightly overweight materials companies, as we believe they will benefit as the economy improves and demand for materials rises. Other overweight positions include insurance companies based on their positive pricing positions and media based on favorable advertising trends. The Fund is underweight utilities stocks due to low growth expectations. The Fund is also underweight telecommunications due to excess capacity in the industry.

A discussion with WMA

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
We maintained the Fund's defensive posture during the period given our outlook for elusive economic growth and concerns over valuations of certain market segments relative to their underlying earnings forecasts. Because of this outlook, we underweighted economically sensitive, cyclical market sectors for much of the period. We de-emphasized holdings in the consumer discretionary and technology sectors during the year, favoring holdings in the financial and health care sectors. The financial sector was the strongest performing sector for the annual period and was our largest overweight relative to the market. Strong stock selection within the financial sector also contributed to the positive relative results. Key holdings such as Wachovia and Citigroup helped drive strong performance within financial stocks. Wachovia benefited from a smoother merger integration process than many analysts had previously predicted. After spending time with management, we felt that the firm would be able to achieve scale and hit cost-cutting targets on or ahead of schedule and the Fund was rewarded with strong performance from the stock. Citigroup benefited from its product diversification and worldwide reach, which helped drive revenues and reduce the firms' risk exposures.

The consumer discretionary sector added significantly to the relative performance of the Fund. Our underweight combined with strong stock selection within the sector helped to boost relative results. Because of our conservative stance, we were able to avoid some of the problem areas within this economically-sensitive sector. We also increased positions in the health care sector, moving from a slight underweight to a significant overweight during the annual period. We feel that demographics will drive volume growth within the sector as baby boomers begin to retire. The Fund received strong relative results from health care issues, benefiting from performance from stocks such as Mylan Laboratories, a generic pharmaceutical firm.

Fund performance was impacted by our position in Kroger Company, which was hurt by increased competition from Wal-Mart Stores. Wal-Mart's entry into the grocery business forced prices lower and reduced margins, creating a need to compete on economies of scale. We feel that Kroger will be able to survive the pressure because its size allows it to compete on prices. Its market share should not suffer as much as many had predicted, putting its stock at an attractive valuation. The stock rebounded with strong performance at the close of the period. The Fund was also impacted by Motorola, a manufacturer of communications equipment, where generally weak sales and revenue numbers hurt the stock price.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Although the technology sector remains a significant underweight relative to the market, we recently added to tech positions, reshaping and re-orienting the holdings within the sector. We

--------------------------------------------------------------------------------

have been looking for companies that have the potential to generate organic growth. We added to firms such as Microsoft and Computer Associates. In recent months, Computer Associates has responded with very strong performance, significantly contributing to the Fund's relative results.

During the period, we moved from a market weight to a significant underweight in the telecom sector, as the entire industry suffered from price declines, overcapacity, and falling revenues. We sold positions in firms such as AT&T and Verizon during the period and will continue to underweight the sector until capacity issues are resolved. Conversely, we added to an already large relative overweight in the utilities sector. The utility sector, after struggling in the first half of the period, rallied significantly, leading the market thus far in 2003.

GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       12.99%                7.65%               6.84%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                           GOVERNMENT      LEHMAN GOVERNMENT
DATE                     SECURITIES FUND      BOND INDEX
5/93                         10,000             10,000
1/94                         10,599             10,662
1/95                         10,160             10,352
1/96                         11,811             12,101
1/97                         11,972             12,374
1/98                         13,205             13,748
1/99                         14,270             14,967
1/00                         13,795             14,568
1/01                         15,758             16,640
1/02                         16,800             17,781
1/03                         18,590             19,648
5/03                         19,375             20,519

For the year ended May 31, 2003, the Government Securities Fund returned 12.99% compared to 13.49% for the Lehman Brothers Government Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
      United States Treasury Notes:
 1.     5.63% due 05/15/08..........................  5.00%
 2.     5.50% due 02/15/08..........................  4.91%
 3.   Federal National Mtg. Assoc.:
        2.50% due 05/12/06..........................  4.82%
      United States Treasury Bonds:
 4.     6.13% due 08/15/29..........................  4.80%
 5.     5.25% due 02/15/29..........................  4.79%
 6.   United States Treasury Notes:
        3.25% due 08/15/07..........................  4.48%
 7.   United States Treasury Bonds:
        5.38% due 02/15/31..........................  3.93%
 8.   United States Treasury Notes:
        3.00% due 11/15/07..........................  3.15%
      Federal National Mtg. Assoc.:
 9.     7.25% due 01/15/10..........................  2.98%
10.     6.63% due 11/15/30..........................  2.87%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The portfolio is managed with an active total rate of return approach. The first six months of the annual period were marked by high volatility driven by excess debt, corporate malfeasance and a weak economic environment. Downgrades and liquidity issues were a daily event which led to dramatic underperformance in the credit sector. U.S. Treasuries, Agencies and Mortgage-Backed Securities experienced strong performance as investors sought to reduce credit risk. Events reached a turning point in early October as the double dip recession did not materialize, corporate malfeasance issues ebbed, and the Federal Reserve appeared poised to reduce rates further. The U.S. Treasury market continued to perform strongly as the Federal Reserve remained committed to an accommodative stance and economic growth and consequently inflationary pressures remained weak. As a result, the yield curve as measured from 2 to 30 year maturities remained historically steep. Moreover, as volatility declined, swap and agency spreads tightened significantly. The portfolio was managed to take advantage of this with positions in short callable and longer subordinated agencies. U.S. Treasury positions focused on the cheaper non-benchmark securities. Overall, the portfolio structure favored a move to a flatter curve.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
As mentioned above, the decrease in market volatility led to tighter swap and agency spreads. In fact, asset swap spreads reached levels not witnessed in approximately 6 years. Therefore, profits were taken in the Funds subordinated agency positions, as they had rallied concurrently. Also, the Funds position in MBS was reduced as lower rates triggered rapid prepayments and increased convexity risk. This position should be increased when

--------------------------------------------------------------------------------

the outlook for rates becomes more clear and the threat of any sizeable directional move less likely.

GROWTH FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
          -10.43%                      -27.74%
---------------------------------------------------------

* Inception date of Fund: December 31, 2001

                          GROWTH OF $10,000 INVESTMENT



                           (CHART)

                       OPPORTUNITIES   S&P 500   RUSSELL 1000(R)
DATE                       FUND         INDEX     GROWTH INDEX
10/00                     10,000       10,000        10,000
12/00                      7,910        9,217         7,865
3/01                       5,760        8,125         6,222
6/01                       6,260        8,600         6,745
9/01                       4,830        7,338         5,436
12/01                      5,500        8,122         6,259
3/02                       5,240        8,144         6,097
6/02                       4,300        7,053         4,959
9/02                       3,680        5,835         4,213
12/02                      3,850        6,327         4,514
3/03                       3,850        6,127         4,466
5/03                       4,210        6,982         5,035


For the year ended May 31, 2003, the Growth Fund returned -10.43% compared to -8.07% for the S&P 500(R) Index and -7.85% for the Russell 1000(R) Growth Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Pfizer, Inc. .................................  7.67%
 2.   General Electric Co. .........................  6.09%
 3.   Microsoft Corp. ..............................  5.78%
 4.   Intel Corp. ..................................  5.26%
 5.   Johnson & Johnson.............................  4.80%
 6.   Fannie Mae....................................  3.92%
 7.   Oracle Corp. .................................  3.68%
 8.   Amgen, Inc. ..................................  3.59%
 9.   Wal-Mart Stores, Inc. ........................  3.19%
10.   Dell Computer Corp. ..........................  3.00%

A discussion with Putnam

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
During the annual period ended May 31, 2003, selections in the health care and technology sectors most significantly benefited relative portfolio performance. Among healthcare stocks, holdings in Amgen and Medtronic were most favorable. The portfolio was overweight these companies relative to the benchmark and both posted gains over the past twelve months. The performance of Amgen, the world's largest biotechnology company, has been particularly impressive; its share price climbed higher throughout the year on the completion of its acquisition of Immunex and on stronger sales of its drugs for anemia and chemotherapy-related infections. In technology, overweight positions in Dell and Microsoft were decidedly helpful. Over the past year, as technology lagged the broad market, these giants of the sector outperformed on the strength of their market share and strong franchise names, with Dell advancing over the year as the market declined.

Consumer staples holdings were most disappointing relative to the benchmark in the past twelve months. During the period, Altria Group (formerly Philip Morris) was battered by unfavorable court rulings and pending lawsuits; as a consequence, our overweight position in Altria stock hurt results. Also in consumer staples, an overweight to Walgreen detracted from performance, as its shares trailed the market despite consistent announcements of rising quarterly net income. Consumer cyclicals holdings had the second-largest negative impact, particularly an overweight position in department store chain Kohl's. Despite the company's attractive position within its competitive environment, Kohl's stock lagged the broad market as cyclical retailers faced sluggish consumer spending and slow growth in retail sales.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Employing a bottom-up, stock selection method, the portfolio managers are seeking the most attractive investment opportunities based on both valuation and growth expectations, while considering overall portfolio construction and risk characteristics. Currently the portfolio's largest overweight is in the healthcare sector, with a focus on pharmaceuticals and biotechnology. Technology is the second-largest overweight, with an emphasis on computers and software. The largest underweights are in consumer staples and cyclicals, where the portfolio is steering clear of the food and commercial & consumer services industries.

--------------------------------------------------------------------------------

GROWTH & INCOME FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS        SINCE INCEPTION*
-------------------------------------------------------------
       -11.31%              -2.13%               7.35%
-------------------------------------------------------------

* Inception date of Fund: April 29, 1994

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                     GROWTH &   S&P 500
DATE                                  INCOME     INDEX
                                       FUND
4/94                                  10,000    10,000
1/95                                  10,025    10,668
1/96                                  13,532    14,792
1/97                                  17,023    18,690
1/98                                  19,560    23,719
1/99                                  24,751    31,426
1/00                                  26,705    34,679
1/01                                  25,790    34,367
1/02                                  21,978    28,818
1/03                                  17,270    22,185
5/03                                  19,051    25,139

For the year ended May 31, 2003, the Growth & Income Fund returned -11.31% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  3.81%
 2.   Citigroup, Inc. ..............................  3.29%
 3.   Pfizer, Inc. .................................  2.88%
 4.   Bank of America Corp. ........................  2.77%
 5.   Wal-Mart Stores, Inc. ........................  2.56%
 6.   General Electric Co. .........................  2.47%
 7.   Coca-Cola Bottling Co. .......................  1.96%
 8.   Texas Instruments, Inc. ......................  1.94%
 9.   E.I. du Pont de Nemours and Co. ..............  1.93%
10.   Analog Devices, Inc. .........................  1.88%

A discussion with SAAMCo

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
During the annual period, we held a well-diversified blend of primarily dividend yielding stocks in the portfolio. This structure benefited the portfolio's performance during the last calendar quarter of 2002, but did not assist much in the first calendar quarter of 2003. In response to the uncertainties posed by the war in Iraq, we also maintained a higher than normal cash position from January to mid February 2003. As the market declined into March, we deployed that cash among stocks we believed would respond well to a postwar economic scenario.

In an effort to enhance performance, we have sought to better concentrate the portfolio, paring down the number of stocks in the portfolio.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
We adjusted the portfolio's energy position during the latter half of the annual period in order to capitalize on energy service companies that have exposure to natural gas. With respect to technology holdings, we invested in quality dividend paying stocks capable of strong growth.

Microsoft remained the largest position in the portfolio for most of the annual period, and we added tech stocks such as Applied Materials and Hewlett-Packard. We also increased the portfolio's weighting in IBM. Our goal with respect to technology was to focus on solid growth companies while minimizing risk. At the end of the annual period, healthcare stocks represented about 12% of the Fund's holdings. This allocation was concentrated largely within large-cap pharmaceutical stocks, although we did diversify our healthcare position by adding medical specialty and orthopedic stocks Zimmer Holdings and Stryker Corporation. We also added pharmaceutical services company Caremark and HMO company Anthem.

Financial stocks represented approximately 20% of the portfolio as of May 31, 2003. One of our larger holdings in this group, Bank of America, continues to perform extremely well amid a difficult environment and its outlook remains strong. This stock generates a nearly 4% dividend. The portfolio also holds insurance concern Berkshire-Hathaway and student loan provider SLM Corp. Citigroup, our largest financial holding at the period's close, also performed well during the semiannual period.

We believe that the portfolio's energy service companies, including Nabors Industries Ltd, Exxon Mobil, Tidewater Inc. and Smith International will benefit from exposure to natural gas near term. At the close of the annual period, the portfolio consisted of consumer staple stocks, among which we are focusing on extremely high quality names such as Avon, Coca-Cola and PepsiCo. Consumer discretionary stocks included Wal-Mart Stores and Coach. Among telecomm service companies, the portfolio owns Verizon and AT&T Wireless Services, as well as a small percentage of Nextel.

--------------------------------------------------------------------------------

HEALTH SCIENCES FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
           2.84%                        -8.34%
---------------------------------------------------------

* Inception date of Fund: November 1, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                 HEALTH SCIENCES   S&P 500
DATE                                  FUND          INDEX
11/00                                10,000        10,000
12/00                                10,021         9,257
3/01                                  7,589         8,159
6/01                                  9,171         8,637
9/01                                  8,129         7,369
12/01                                 9,201         8,157
3/02                                  8,570         8,179
6/02                                  7,198         7,083
9/02                                  6,558         5,860
12/02                                 6,658         6,354
3/03                                  6,948         6,153
5/03                                  7,989         7,011

For the year ended May 31, 2003, the Health Sciences Fund returned 2.84% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Gilead Sciences, Inc. ........................  5.80%
 2.   UnitedHealth Group, Inc. .....................  5.40%
 3.   Anthem, Inc. .................................  4.93%
 4.   Amgen, Inc. ..................................  4.91%
 5.   Pfizer, Inc. .................................  4.08%
 6.   Cephalon, Inc. ...............................  3.75%
 7.   Trimeris, Inc. ...............................  3.65%
 8.   MedImmune, Inc. ..............................  2.93%
 9.   Omnicare, Inc. ...............................  2.89%
10.   Wyeth.........................................  2.87%

A discussion with T. Rowe Price

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
In the past year, biotechnology stocks were among the best performers. Our bias towards biotechnology stocks in this area helped overall performance. Seven of our top absolute NAV contributors came from the biotechnology industry. During this period, we continued to focus on late stage clinical trial companies that were profitable or companies that have experienced recent clinical success and have moved closer towards profitability.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Among our top overweight positions relative to our peers are HMO provider Anthem, therapeutics company Trimeris, and drug company Cephalon. We believe Anthem is a market share gainer, with pricing discipline and has opportunities for margin expansion. Trimeris in partnership with Roche Holding AG is developing an HIV therapy drug and the potential success of this product could push Trimeris' closer towards profitability. Cephalon has three growth drug drivers -- Provigil, Actiq and Gabitril. We are most underweight pharmaceutical company Merck, biomedical company Genzyme, and medical instrument company Medtronic.

INCOME & GROWTH FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
           -7.87%                       -8.88%
---------------------------------------------------------

* Inception date of Fund: December 18, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                INCOME & GROWTH   S&P 500
DATE                                 FUND          INDEX
12/00                               10,000        10,000
3/01                                 8,768         8,722
6/01                                 9,398         9,233
9/01                                 8,134         7,878
12/01                                8,971         8,719
3/02                                 9,074         8,744
6/02                                 8,043         7,572
9/02                                 6,669         6,264
12/02                                7,215         6,792
3/03                                 6,947         6,578
5/03                                 7,942         7,495

For the year ended May 31, 2003, the Income & Growth Fund returned -7.87% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Bank of America Corp. ........................  3.91%
 2.   Citigroup, Inc. ..............................  2.87%
 3.   Microsoft Corp. ..............................  2.52%
 4.   Procter & Gamble Co. .........................  2.47%
 5.   Pfizer, Inc. .................................  2.18%
 6.   Merck & Co., Inc. ............................  2.16%
 7.   Marathon Oil Corp. ...........................  2.04%
 8.   Verizon Communications, Inc. .................  1.99%
 9.   Exxon Mobil Corp. ............................  1.91%
10.   General Electric Co. .........................  1.84%

A discussion with American Century

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The Fund incorporates both growth and value measures (with a value tilt) into stock selection to seek consistent long-term performance.
The Fund declined 7.87% in the year ending May 31, 2003, while its benchmark, the S&P 500 declined 8.07%. The S&P 500 index and the portfolio declined sharply in October of 2002, and worked their way higher in the second half of the period. Despite the upturn late in the period, both the portfolio and the benchmark finished lower.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Stock selection in financials and health care helped the portfolio slightly outperform its benchmark. We found a few stocks in the financial industry that helped performance. Citigroup and Bank of America -- our two largest holdings -- held their value relatively well. Shares of Bear Stearns, Fidelity National, First American, and First Tennessee National advanced, boosting the portfolio. The gains in those portfolio holdings weren't big enough to offset the portfolio's negative return, but they did contribute positively to performance. We did have a setback in the financial sector -- an overweight in Cigna detracted from performance, as its shares fell.

Our portfolio of health care stocks held their value slightly better than the benchmark. We held larger positions in Merck and Watson Pharmaceuticals, which helped the portfolio's performance relative to the benchmark.

An assortment of other stocks helped the portfolio's performance relative to the benchmark, including Kinder Morgan, Occidental Petroleum, Centex, KB Home, and NVR Inc. We also held Rent-A-Center, a stock that rallied during the period and the portfolio held slightly less Home Depot than the benchmark when Home Depot shares declined. However, the portfolio held larger stakes in Sears Roebuck, Dillard's, and JC Penney, all of which declined, detracting from the portfolio's performance relative to the benchmark.

Several of our utility holdings -- American Electric Power, TXU, Centerpoint, CMS Energy, and Aquila -- weighed on the portfolio's performance. In technology, Western Digital, Q Logic and Storage Technology were a few picks that benefited the portfolio, but other picks -- Avnet, ESS Technology, and Activision -- didn't pan out. In addition, the portfolio didn't hold eBay or EMC -- two stocks that rose during the period. Relative performance in technology and utilities was disappointing, but the net effect of all of the Fund's holdings helped the portfolio hold its value slightly better than the benchmark.

INTERNATIONAL EQUITIES FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -16.64%              -5.89%               1.54%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                INTERNATIONAL
                                  EQUITIES      MSCI EAFE
DATE                                FUND          INDEX
5/93                               10,000        10,000
1/94                               11,502        11,483
1/95                               10,972        10,973
1/96                               12,758        12,742
1/97                               13,101        12,986
1/98                               14,373        14,323
1/99                               16,491        16,387
1/00                               19,757        19,541
1/01                               17,571        17,902
1/02                               12,969        13,323
1/03                               10,640        11,334
5/03                               11,650        12,642

For the year ended May 31, 2003, the International Equities Fund returned -16.64% compared to -12.30% for the MSCI EAFE Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   BP, PLC.......................................  2.42%
 2.   Vodafone Group, PLC...........................  2.33%
 3.   GlaxoSmithKline, PLC..........................  1.92%
 4.   Novartis AG...................................  1.75%
 5.   HSBC Holdings, PLC (GBP)......................  1.74%
 6.   TotalFinaElf SA, Class B......................  1.54%
 7.   Royal Dutch Petroleum Co. ....................  1.49%
 8.   Nokia Oyj.....................................  1.34%
 9.   Nestle SA.....................................  1.31%
10.   AstraZeneca, PLC..............................  1.12%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Our portfolio strategy in the geographic dimension stayed unchanged during the year. The portfolio was balanced in North America and Europe. This strategy was based on the similar prospects for growth in the economies and for corporate profits in these areas. The further sharp drop in long-term interest rates during the period and the simultaneous improvement in the growth outlook made us tilt the portfolio composition further in the direction of cyclicality and long duration.

Finally it should be noted that index derivatives (futures) are used to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
On both sides of the Atlantic, stock movements during the quarter were dominated by very sharp advances in percentage terms by previously depressed stocks. For example, in Europe, we experienced this effect in the financial sector, where many of the depressed insurance stocks with serious capital adequacy issues bounced back. In Japan, companies with strong fundamentals and a limited vulnerability from the effects of a still problematic domestic economic situation posted good returns for the fund.

INTERNATIONAL GOVERNMENT BOND FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       25.96%                6.14%               5.79%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                           INTERNATIONAL GOVERNMENT   BLENDED
DATE                              BOND FUND            INDEX
5/93                                10,000
1/94                                10,376            10,385
1/95                                10,933             9,777
1/96                                12,524            12,162
1/97                                12,782            13,586
1/98                                12,783            14,510
1/99                                14,702            15,065
1/00                                13,461            15,637
1/01                                13,388            17,257
1/02                                13,134            16,797
1/03                                15,746            20,314
5/03                                17,561            22,478

* Since inception (index incepted 12/31 1993)

For the year ended May 31, 2003, the International Government Bond Fund returned 25.96% compared to 26.13% for the Blended Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   United States Treasury Notes:
        5.88% due 11/15/05..........................  4.92%
 2.   Russian Federation:
        5.00% due 03/31/30..........................  3.24%
 3.   Brazil Federative Republic:
        8.00% due 04/15/14..........................  3.08%
 4.   Government of Japan:
        4.20% due 09/21/15..........................  2.72%
      Kingdom of Belgium:
 5.     4.25% due 09/28/13..........................  2.65%
 6.     7.00% due 05/15/06..........................  2.64%
      Government of Japan:
 7.     3.30% due 06/20/06..........................  2.63%
 8.     1.80% due 06/21/10..........................  2.61%
 9.   Republic of Italy:
        4.25% due 11/01/09..........................  2.56%
10.   Kingdom of Sweden:
        6.50% due 05/05/08..........................  2.54%

--------------------------------------------------------------------------------

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The review period was characterized by an early fall in bond yields which the portfolio took advantage of by maintaining an overweight duration position versus benchmark. Our yield momentum signal kept us exposed to this trend before yields corrected in October and entered a period of moving sideways whereby we cut the duration exposure back to neutral versus index. While our fundamental and value indicators concluded that bond yields were expensive on a historical basis, strong technical factors and the observation that central banks remained inclined to ease monetary policy further if needed precluded us from shortening duration exposure.

Country and currency strategy provided more significant contributions to overall portfolio risk during the review period. Country allocation exploited higher yields in Europe versus underweighting Japan; additional yield was similarly maintained via overweight exposures in the smaller bond markets of Sweden, Canada and Australia. The portfolios exposure to these markets resulted in overweight non-USD currency positions which was favored in light of our expectations for USD weakness.

Emerging Markets suffered from spread widening between the end of May to the end of September, following which the markets have witnessed one of the longest rallies since the mid 90's. The early part of the year was focused on the Presidential elections in Brazil, where the fear of a left leaning government inclined to renegotiate contracts closed the capital markets to the Brazilians leading to a huge fall in appetite for emerging market paper. Following the election of President Lula, that fear quickly dissipated leading to the correction in market prices. In addition, in an environment where there is abundant liquidity with easy monetary conditions from the world's central banks, the search for yield has benefited emerging markets as an asset class providing strong technical support to the market.

The portfolio position in the last nine months made up for some of the losses in the early part of the reporting period. Being overweight the high beta countries like Brazil and Ecuador in cash and duration exposure benefited the portfolio through the year.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
With global interest rates falling to new lows, a key strategy for the portfolio has been to maintain yield. We have enabled this by diversifying into new markets with Hungary being a noteable example. As a leading entrant in the next group of Euro members Hungarian capital markets offer value to investors. The fund invested in 2005 maturity bonds yielding 4% more than comparable maturity German government paper; we expect this yield spread to diminish as Hungary continues to follow an economic policy of convergence with the Eurozone.

Recent activity has been focused on maintaining the carry offered by the higher yielding countries like Brazil, Venezuela and Turkey. Following a recent trip to Turkey, the portfolio reduced its underweight in Turkey to move to Neutral.

INTERNATIONAL GROWTH I FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
          -14.76%                      -17.39%
---------------------------------------------------------

* Inception date of Fund: December 18, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                INTERNATIONAL   MSCI EAFE
DATE                              GROWTH I        INDEX
                                    FUND
12/00                              10,000        10,000
3/01                                8,290         8,701
6/01                                8,086         8,610
9/01                                7,082         7,405
12/01                               7,338         7,921
3/02                                7,287         7,961
6/02                                7,126         7,793
9/02                                5,778         6,255
12/02                               5,996         6,658
3/03                                5,447         6,112
5/03                                6,230         7,117

For the year ended May 31, 2003, the International Growth I Fund returned -14.76% compared to -12.30% for the MSCI EAFE Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   France Telecom SA.............................  2.92%
 2.   Vodafone Group, PLC...........................  2.65%
 3.   UniCredito Italiano SpA.......................  2.53%
 4.   Novartis AG...................................  2.45%
 5.   HBOS, PLC.....................................  2.45%
 6.   Roche Holdings AG-Genusschein.................  2.01%
 7.   Societe Generale, Class A.....................  1.86%
 8.   Royal Bank of Scotland Group, PLC.............  1.84%
 9.   GlaxoSmithKline, PLC ADR......................  1.80%
10.   Canon, Inc. ..................................  1.76%

A discussion with American Century

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Regardless of economic or market conditions, we build a portfolio one stock at a time through a process that includes detailed research of companies. During the year covered in this

--------------------------------------------------------------------------------

report, we continued to search for companies showing sustainable improvement in sales and earnings.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
We increased the portfolio's stake in the telecommunications sector. As a result, wireless companies made up one of the portfolio's largest industry stakes at the end of the period. The telecommunications sector was the largest contributor to the Fund during the year. Vodafone and France Telecom, both top-10 holdings at the end of the period, were among the wireless telecommunications companies that contributed to the portfolio.

We reduced the portfolio's stake in the consumer cyclical sector as consumers slowed down purchases of some discretionary items. The consumer cyclical sector detracted most from performance during the year, with holdings in the mass merchandising industry, including Japan's Ito-Yokado Co., among the portfolio's largest detractors. We reduced the Fund's stake in department stores during the period.

Financial holdings, the portfolio's largest sector stake and the index's heaviest weighting, detracted from performance. Still, the lighter-weighted portfolio outperformed the index's complement of financial stocks, registering the period's top performance relative to the benchmark. The outperformance came mostly from the portfolio's holdings in the banking industry.

Among banks, those that make relatively low-risk retail loans generally fared well. For example, HBOS, one of the United Kingdom's biggest mortgage lenders, was among the portfolio's top contributors.

But companies with broad exposure to the equity markets, such as Holland's ING, a global financial services provider, slowed the portfolio. The financial services industry registered one of the portfolio's worst performances during the period.
LARGE CAP GROWTH FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
          -12.04%                      -21.72%
---------------------------------------------------------

* Inception date of Fund: December 18, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                    LARGE CAP    S&P 500
DATE                               GROWTH FUND    INDEX
12/00                                10,000      10,000
3/01                                  7,020       8,722
6/01                                  7,250       9,233
9/01                                  6,070       7,878
12/01                                 6,890       8,719
3/02                                  6,790       8,744
6/02                                  5,700       7,572
9/02                                  4,780       6,264
12/02                                 4,952       6,792
3/03                                  4,883       6,578
5/03                                  5,453       7,495

For the year ended May 31, 2003, the Large Cap Growth Fund returned -12.04% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  3.93%
 2.   Citigroup, Inc. ..............................  3.52%
 3.   Pfizer, Inc. .................................  3.51%
 4.   Wal-Mart Stores, Inc. ........................  3.09%
 5.   Cisco Systems, Inc. ..........................  2.77%
 6.   Clear Channel Communications, Inc. ...........  2.67%
 7.   Amgen, Inc. ..................................  2.65%
 8.   Texas Instruments, Inc. ......................  2.64%
 9.   Berkshire Hathaway, Inc., Class B.............  2.12%
10.   General Electric Co. .........................  2.11%

A discussion with SAAMCo

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
As the stock market bottomed at the beginning of October 2002, we increased the portfolio's technology weighting, remaining overweight in the sector for the remainder of the annual period. Concurrently, as a defensive measure related to the uncertainty surrounding the war in Iraq, we held approximately 15% of the

--------------------------------------------------------------------------------

portfolio in cash until mid-February when the stock market headed lower again. We capitalized on this downturn by allocating the portfolio's cash reserves to stocks on our buy list, putting the portfolio in a good position to benefit from the market upswing that began in March.

Recently, in an effort to enhance performance, we have made an attempt to concentrate the portfolio and bring the number of holdings down.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Throughout the annual period, the portfolio remained highly diversified, with an emphasis on owning stocks of companies capable of generating revenue and earnings growth. Technology and healthcare were key investments during this time frame. Within the healthcare sector, we owned a variety of biotechnology stocks. Among these, Amgen played an integral role in boosting the portfolio's performance.

Technology stocks added to the portfolio during the annual period included Xilinx, SAP, Oracle, Hewlett-Packard, Texas Instruments, Intel and Applied Materials. Microsoft maintained a strong weighting throughout the period and remains the portfolio's largest holding at present. The weighting in the Healthcare sector was increased throughout the annual period. To accomplish this, we added to large-cap pharmaceutical positions such as Pfizer, Merck and United Health. Among biotech stocks, we brought Amgen up to a more than 2% position within the portfolio by the period's close. We also purchased shares of Biotech Holder's Trust, an index of biotechnology stocks that enabled us to participate in this exciting group in a diversified manner. Other healthcare names we added included specialty pharmaceutical company Forest Laboratories and specialty medical and orthopedic companies Zimmer Holdings and Stryker. We no longer hold Forest Laboratories or Stryker.

Financial companies represented an important group of holdings in the portfolio by May 31, 2003, and our focus within this group was on high quality names. Berkshire Hathaway represents a relatively new financial holding -- one that allows us to participate in the insurance industry through what we believe to be a very well managed company. We sold and then bought back J.P. Morgan Chase when it reached an attractive price level, while continuing to hold brokerage names such as Lehman Brothers, Morgan Stanley and Merrill Lynch. Another financial issue, student loan provider SLM Corp. (formerly Sallie Mae) continued to perform very well.

To capitalize on companies that we believe will benefit from strong earnings near term, we purchased stocks with strong exposure to natural gas. Among these, we bought Exxon Mobil, Nabors Industries Ltd. and Smith International. Additionally, we restructured the portfolio with respect to consumer staple and consumer discretionary names, increasing our weighting in Clear Channel Communications and Viacom. We added quality retailers Amazon.com, Wal-Mart Stores and Kohl's, and retained Abercrombie & Fitch for the entire annual period. Nextel Communications represented the sole telecom service stock we added during the period. Among industrials, we owned Tyco International, United Technologies, 3M Company and General Electric.

MID CAP INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -9.50%                6.67%              12.19%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                               MID CAP     S&P MIDCAP 400
DATE                          INDEX FUND       INDEX
5/93                            10,000         10,000
1/94                            11,041         11,088
1/95                            10,480         10,556
1/96                            13,759         13,879
1/97                            16,694         16,925
1/98                            20,789         21,161
1/99                            24,276         24,687
1/00                            28,180         28,644
1/01                            34,529         35,405
1/02                            33,287         34,245
1/03                            27,646         28,568
5/03                            31,583         32,662

For the year ended May 31, 2003, the Mid Cap Index Fund returned -9.50% compared to -9.14% for the S&P MidCap 400(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   M&T Bank Corp. ...............................  1.28%
 2.   Gilead Sciences, Inc. ........................  1.26%
 3.   Washington Post Co., Class B..................  0.84%
 4.   Affiliated Computer Services, Inc., Class A...  0.75%
 5.   Weatherford International, Ltd. ..............  0.72%
 6.   IDEC Pharmaceuticals Corp. ...................  0.71%
 7.   Mylan Laboratories, Inc. .....................  0.65%
 8.   Express Scripts, Inc., Class A................  0.62%
 9.   GreenPoint Financial Corp. ...................  0.60%
10.   Microchip Technology, Inc. ...................  0.59%

--------------------------------------------------------------------------------

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the S&P MidCap 400 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

MONEY MARKET I FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
        1.00%                3.78%               4.21%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                            MONEY MARKET I    NYC 30-DAY
DATE                             FUND        CD RATE INDEX
5/93                            10,000          10,000
1/94                            10,181          10,170
1/95                            10,592          10,554
1/96                            11,175          11,073
1/97                            11,732          11,574
1/98                            12,344          12,129
1/99                            12,968          12,694
1/00                            13,593          13,258
1/01                            14,416          13,898
1/02                            14,892          14,272
1/03                            15,070          14,464
5/03                            15,104          14,515

For the year ended May 31, 2003, the Money Market I Fund returned 1.00% compared to 1.20% for the NYC 30-day CD Rate Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Federal National Mtg. Assoc.
        1.19% due 6/2/03............................  3.81%
 2.   UBS Finance, Inc.
        1.35% due 6/2/03............................  3.81%
 3.   Federal Home Loan Mtg. Corp.
        1.16% due 6/3/03............................  3.81%
 4.   Federal National Mtg. Assoc.
        1.19% due 6/30/03...........................  3.81%
 5.   State Street Bank Joint Repurchase Agreement
        1.18% due 6/2/03............................  2.95%
 6.   Atlantis One Funding Corp.
        1.22% due 6/13/03...........................  2.86%
 7.   Sydney Capital, Inc.
        1.21% due 8/8/03............................  2.47%
 8.   Beta Finance, Inc.
        1.31% due 8/22/03...........................  1.91%
 9.   Sigma Finance, Inc.
        1.34% due 7/25/03...........................  1.91%
10.   Federal National Mortgage Association
        1.45% due 5/14/04...........................  1.91%

A discussion with SAAMCo

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Thus far in 2003, Federal Open Market Committee (FOMC) policymakers have held rates steady at 1.25%. Early in the year, they attributed economic weakness largely to oil price premiums and geopolitical uncertainties. At its most recent meeting, the FOMC asserted that the easing of geopolitical tensions, softening oil prices, improving markets and strengthening consumer confidence coupled with accommodative monetary policy should beget an improving economic picture over time. However, the committee did note that the timing of this recovery remains uncertain and that the threat of deflation, while minor, is indeed a risk. The aforementioned factors led the FOMC to adopt a bias toward weakness in the foreseeable future.

Given our doubts about a true economic recovery, we maintained a slightly longer duration than the Donaghue Average for the majority of the annual period.

--------------------------------------------------------------------------------

NASDAQ-100(R) INDEX FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
           -1.18%                      -33.56%
---------------------------------------------------------

* Inception date of Fund: October 1, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

DATE                              NASDAQ-100   NASDAQ-100
                                  INDEX FUND     INDEX
10/00                               10,000       10,000
12/00                                6,632        6,559
3/01                                 4,456        4,407
6/01                                 5,179        5,127
9/01                                 3,306        3,274
12/01                                4,478        4,420
3/02                                 4,097        4,072
6/02                                 2,955        2,948
9/02                                 2,334        2,335
12/02                                2,765        2,761
3/03                                 2,865        2,859
5/03                                 3,366        3,363

For the year ended May 31, 2003, the Nasdaq-100(R) Index Fund returned -1.18% compared to -0.72% for the Nasdaq-100(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  8.81%
 2.   Intel Corp. ..................................  4.64%
 3.   Cisco Systems, Inc. ..........................  4.02%
 4.   Amgen, Inc. ..................................  3.79%
 5.   QUALCOMM, Inc. ...............................  3.11%
 6.   Dell Computer Corp. ..........................  2.89%
 7.   Oracle Corp. .................................  2.78%
 8.   Comcast Corp., Class A........................  2.78%
 9.   eBay, Inc. ...................................  2.28%
10.   Nextel Communications, Inc., Class A..........  1.86%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the NASDAQ 100. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

SCIENCE & TECHNOLOGY FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS        SINCE INCEPTION*
-------------------------------------------------------------
       -4.39%               -5.98%               7.43%
-------------------------------------------------------------

* Inception date of Fund: April 29, 1994

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                   SCIENCE &      S&P 500
DATE                            TECHNOLOGY FUND    INDEX
4/94                                10,000        10,000
1/95                                12,393        10,668
1/96                                20,206        14,792
1/97                                24,308        18,690
1/98                                23,870        23,719
1/99                                38,092        31,426
1/00                                64,085        34,679
1/01                                50,229        34,367
1/02                                25,468        28,818
1/03                                15,587        22,185
5/03                                19,175        25,139

For the year ended May 31, 2003, the Science & Technology Fund returned -4.39% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  8.58%
 2.   Cisco Systems, Inc. ..........................  5.41%
 3.   Dell Computer Corp. ..........................  4.74%
 4.   Veritas Software Corp. .......................  3.45%
 5.   Analog Devices, Inc. .........................  2.83%
 6.   Intuit, Inc. .................................  2.76%
 7.   First Data Corp. .............................  2.62%
 8.   Maxim Integrated Products, Inc. ..............  2.60%
 9.   Applied Materials, Inc. ......................  2.55%
10.   Mercury Interactive Corp. ....................  2.29%

A discussion with T. Rowe Price

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Over the past year, the average Lipper Science & Technology Fund returned -8.06%, in line with the overall S&P 500 Index. Volatile swings in investor sentiment and appetite for risk created a challenging environment for technology managers. In a slow IT spending environment, we emphasized market share gainers, with sound balance sheets, and reasonable valuations.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Among our top overweight positions relative to our peers are software provider Microsoft, network provider Cisco Systems, and enterprise storage management producer Veritas Software. We believe Microsoft is a market share gainer with a solid balance sheet and offers an attractive risk/reward profile. Cisco is a market share leader in the enterprise networking space and Veritas remains a leader in the sales of storage software. We are underweight chipmaker Intel, and PC manufacturer Hewlett-Packard.

SMALL CAP FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
          -12.34%                      -10.16%
---------------------------------------------------------

* Inception date of Fund: December 18, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                       SMALL CAP   RUSSELL 2000   RUSSELL 2000 GROWTH      VCI SMALL CAP
DATE                     FUND         INDEX                                    BLEND
12/00                   10,000        10,000              9,650                  9,878
3/01                     8,120         9,449              8,183                  8,805
6/01                     9,460        10,799              9,654                 10,227
9/01                     7,430         8,554              6,943                  7,722
12/01                    9,110        10,358              8,760                  9,546
3/02                     9,210        10,770              8,588                  9,641
6/02                     8,230         9,871              7,240                  8,477
9/02                     6,660         7,758              5,682                  6,658
12/12                    6,980         8,236              6,109                  7,113
3/03                     6,640         7,866              5,872                  6,816
5/03                     7,670         9,536              7,152                  8,282

For the year ended May 31, 2003, the Small Cap Fund returned -12.34% compared to -8.18% for the Russell 2000(R) Index, -9.59% for the Russell 2000(R) Growth Index and -8.87% for the Blended Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Harman International Industries, Inc. ........  1.82%
 2.   National-Oilwell, Inc. .......................  1.31%
 3.   Ruby Tuesday, Inc. ...........................  1.24%
 4.   Stericycle, Inc. .............................  1.09%
 5.   Fisher Scientific International, Inc. ........  1.01%
 6.   Henry Schein, Inc. ...........................  0.96%
 7.   Advance Auto Parts, Inc. .....................  0.95%
 8.   Pacer International, Inc. ....................  0.88%
 9.   SCP Pool Corp. ...............................  0.86%
10.   Yellow Corp. .................................  0.85%

A discussion with Founders

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The past year has presented a volatile and challenging environment in which to manage the portfolio. While early

--------------------------------------------------------------------------------

evidence suggests that an economic recovery is underway, both consumers and corporations tempered this expectation with the geopolitical uncertainty that has shadowed most of the past year. However, the market did rally sharply after apparent early successes in the war in Iraq, which in turn led to a spike in consumer optimism. The investment environment was also heartened by many companies' stronger-than-expected earnings results during the first quarter reporting season.

In this volatile environment, the Founders-managed portion of the Fund fell 15.56%, lagging the Russell 2000 Growth Index decline of 9.59%.

Despite an improving environment, at the end of the annual period both the small- and large-cap stocks posted negative returns. Within the small-cap stock asset class, the more defensive value stocks generally outperformed growth stocks.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
As interest rates fell dramatically during the period, financial stocks performed strongly; therefore, the portfolio's underweight position in this sector hindered returns during the past year. The portfolio's overweight position in the consumer discretionary sector also impeded returns. This sector was one of the weakest performers during the period due to decreased consumer confidence, again, spurred by geopolitical uncertainty.

The Fund also suffered from relatively poor stock selection within the sectors of healthcare and information technology. Accredo Health (no longer a Fund holding as of May 31, 2003), a specialty drug services company, and AMN Healthcare Services (no longer a holding), a nurse staffing company, were among the most disappointing holdings. Accredo Health fell sharply after decreasing their growth expectations following a difficult integration period with a large acquisition. AMN Healthcare also performed poorly due to a downturn in the need for temporary hospital staffing.

While weakness was experienced across most areas of information technology, among the hardest hit were companies within the semiconductor and semiconductor equipment industries, as well as those in the software industry. Some of the weaker performers within the semiconductor and semiconductor equipment industries included Brooks Automation, a provider of automation solutions to the semiconductor industry, whose weak performance was due to low demand and to acquisition integration challenges. Another weak semiconductor holding was Microtune (no longer a holding), which fell sharply early in the period due to weak demand for tuner products among communication equipment OEM customers. The weakest contributor among the portfolio's software holdings was Activision (no longer a holding), a gaming software company, who experienced diminished demand during the holiday season.

The Fund, however, did have strong performers. The greatest successes came in the industrials sector, in both economically sensitive and non-economically sensitive areas. Those stocks generally not viewed as economically sensitive performed the best. Among these strong performers were many of the Fund's holdings in education-related companies. All of the holdings in this sector were able to translate strong student enrollment into strong earnings growth. This education theme resulted in very strong returns for holdings such as Corinthian Colleges, Career Education (no longer a holding), Education Management Corp., and Strayer Education. Other less-economically sensitive holdings that performed well include Stericycle, a medical waste management company and FTI Consulting, a financial consulting firm.

Among the stronger performers in the more economically-sensitive industrial sectors were trucking companies such as Werner Enterprises, JB Hunt and Yellow Corp., which have seen the benefits of decreased industry competition due to the recent recession. Airfreight and logistics holdings such as Pacer International and UTI Worldwide also performed well as they began to benefit from increased international trade and improving global economies.

Our bottom-up process, which leads us to evaluate each potential or current holding on specific company fundamentals and valuation, also led to us to take profits more quickly and allowed us to sell aggressively on any signs of deterioration. This ultimately resulted in a higher-than-normal cash position, which dampened the declines the Fund would have seen had it remained fully invested over the entire period.

With respect to Fund positioning, it has maintained an overweight position in both the economically-sensitive consumer discretionary and industrials sectors. While the Fund's technology weighting has recently increased, we are somewhat concerned that short-term stock prices have appreciated too quickly relative to our expectations of current and future fundamentals. Recently, we have also significantly increased the Fund's weighting within the energy sector, as strong commodity prices have led to increased oil service activity and stronger prospects for many of the companies we have analyzed. We are also working to lower the Fund's cash position to a more normal level (i.e. 5-10%, vs. the over 10% it has recently carried.)

A discussion with T. Rowe Price

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Over the past year small caps have performed in parity with large caps. However, in the most recent months, small caps staged a powerful rally as positive earnings momentum and a postwar rally boosted investor enthusiasm. Value stocks performed better than growth stocks, as the Russell 2000 Value Index fell -7.50% versus the Russell 2000 Growth Index loss of -9.59%. Consumer discretionary stocks provided the largest relative benefit. Financials were the largest detractors of performance. Our core blend of value and reasonably priced growth shares, diversification across a large number of industries, and our commitment to fundamental research aided results.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Among our top overweight positions relative to the Russell 2000 Index are high-fidelity audio and video maker Harman International, pool distributor SCP Pool and records storage and

--------------------------------------------------------------------------------

records management company Iron Mountain. These three core holdings have been in the portfolio since inception. We have recently added to our specialty retailing space. We did not own any positions in our three most underweight positions: PC hard drive maker Western Digital, flash data storage company Sandisk, and oil exploration company Chesapeake Energy.

SMALL CAP INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -8.55%                0.47%               7.69%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                  SMALL CAP    RUSSELL 2000
DATE                              INDEX FUND      INDEX
5/93                                10,000        10,000
1/94                                11,416        11,578
1/95                                10,579        10,882
1/96                                13,682        14,141
1/97                                16,294        16,821
1/98                                19,218        19,861
1/99                                19,330        19,927
1/00                                22,804        23,463
1/01                                23,668        24,330
1/02                                22,665        23,454
1/03                                17,642        18,324
5/03                                20,972        21,821

For the year ended May 31, 2003, the Small Cap Index Fund returned -8.55% compared to -8.18% for the Russell 2000(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Western Digital Corp. ........................  0.31%
 2.   Sandisk Corp. ................................  0.28%
 3.   Chesapeake Energy Corp. ......................  0.23%
 4.   Cree, Inc. ...................................  0.23%
 5.   Corinthian Colleges, Inc. ....................  0.23%
 6.   Crown Castle International Corp. .............  0.22%
 7.   Del Monte Foods Co. ..........................  0.21%
 8.   Smucker, J.M. Co. ............................  0.21%
 9.   Macerich Co. .................................  0.20%
10.   AGL Resources, Inc. ..........................  0.21%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the Russell 2000 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

SOCIAL AWARENESS FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -7.89%               -1.89%               9.15%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                SOCIAL AWARENESS   S&P 500
DATE                                  FUND          INDEX
5/93                                 10,000        10,000
1/94                                 10,698        10,885
1/95                                 10,503        10,943
1/96                                 14,661        15,173
1/97                                 18,716        19,171
1/98                                 23,673        24,330
1/99                                 30,970        32,235
1/00                                 33,807        35,572
1/01                                 32,658        35,252
1/02                                 27,544        29,560
1/03                                 20,980        22,756
5/03                                 24,007        25,786

For the year ended May 31, 2003, the Social Awareness Fund returned -7.89% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   General Electric Co. .........................  3.73%
 2.   Citigroup, Inc. ..............................  3.26%
 3.   Microsoft Corp. ..............................  2.96%
 4.   Pfizer, Inc. .................................  2.67%
 5.   Wal-Mart Stores, Inc. ........................  2.46%
 6.   Coca-Cola Bottling Co. .......................  2.23%
 7.   PepsiCo, Inc. ................................  1.97%
 8.   International Business Machines Corp. ........  1.89%
 9.   Procter & Gamble Co. .........................  1.72%
10.   Intel Corp. ..................................  1.56%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The dominant portfolio theme for the social fund is to adhere to the social criteria as set forth in the prospectus. The focus is therefore to analyze the portfolio holdings to make sure that all holdings are socially acceptable stocks. The Fund holds approximately 200 to 250 stocks, chosen because they are promising stocks that pass our social criteria screens. The Social Awareness Fund does not take any large position in any one stock but rather takes small positions in a large number of stocks so as to spread the risk and be representative of the equity market.

The Portfolio returned -7.89% for the one year ending May 2003. During this period the fund benchmark returned -8.07%, generating thus an excess performance of 0.18% for the Social Awareness Fund over its benchmark

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Investment decisions are made from a social perspective as well as a fiscal perspective. Throughout this one year period, the portfolio has maintained a slight bias towards mid-cap stocks which has paid off in bringing approximately 20 basis points of excess return. First Data Corporation and Gillette were two of our best stocks throughout this yearly period. Lately, in view of the increased volatility, the tracking to the S&P 500 benchmark has been slightly tightening.

STOCK INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -8.44%               -1.39%               9.57%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                    STOCK INDEX   S&P 500
DATE                                   FUND        INDEX
5/93                                  10,000      10,000
1/94                                  10,825      10,885
1/95                                  10,836      10,943
1/96                                  14,988      15,173
1/97                                  18,908      19,171
1/98                                  23,935      24,330
1/99                                  31,673      32,235
1/00                                  34,827      35,572
1/01                                  34,395      35,252
1/02                                  28,739      29,560
1/03                                  22,027      22,756
5/03                                  24,934      25,786

For the year ended May 31, 2003, the Stock Index Fund returned -8.44% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   General Electric Co. .........................  3.19%
 2.   Microsoft Corp. ..............................  2.94%
 3.   Pfizer, Inc. .................................  2.76%
 4.   Exxon Mobil Corp. ............................  2.73%
 5.   Wal-Mart Stores, Inc. ........................  2.59%
 6.   Citigroup, Inc. ..............................  2.35%
 7.   Johnson & Johnson.............................  1.80%
 8.   American International Group, Inc. ...........  1.68%
 9.   International Business Machines Corp. ........  1.66%
10.   Intel Corp. ..................................  1.54%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the S&P 500 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

--------------------------------------------------------------------------------

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

VALUE FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
          -10.01%                       -9.09%
---------------------------------------------------------

* Inception date of Fund: December 31, 2001

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                       VALUE    S&P 500
DATE                                    FUND     INDEX
12/01                                  10,000   10,000
1/02                                    9,790    9,854
3/02                                   10,198   10,028
6/02                                    9,010    8,684
9/02                                    7,371    7,184
12/02                                   8,043    7,790
3/03                                    7,583    7,544
5/03                                    8,739    8,596

For the year ended May 31, 2003, the Value Fund returned -10.01% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Citigroup, Inc. ..............................  4.56%
 2.   Exxon Mobil Corp. ............................  3.33%
 3.   Pfizer, Inc. .................................  3.32%
 4.   General Electric Co. .........................  2.80%
 5.   Altria Group, Inc. ...........................  2.33%
 6.   Fannie Mae....................................  2.30%
 7.   Hewlett-Packard Co. ..........................  2.22%
 8.   Bank of America Corp. ........................  2.16%
 9.   Berkshire Hathaway, Inc., Class B.............  1.96%
10.   JP Morgan Chase & Co. ........................  1.82%

A discussion with Putnam

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
During the annual period ended May 31, 2003, the portfolio benefited significantly from an overweight to International Business Machines, shares of which recently rebounded due to improved financial results in its business consulting unit. Other primary contributors in technology included an overweight to Computer Associates and an underweight to Electronic Data Systems. Underweighting AOL Time Warner was beneficial as its share price was hurt by investigations into the company's accounting procedures and financial weakness stemming from its underperforming America Online Internet unit. An overweight to Pharmacia helped results as the announcement and completion of Pfizer's acquisition of the company boosted Pharmacia shares. Other individual contributors included underweighting General Motors, Goldman Sachs Group, and Sears, Roebuck, and overweighting Merck & Co.

During the same period, unfavorable court rulings and pending lawsuits had an adverse effect on shares in Altria Group (formerly Philip Morris) and, as a consequence, our overweight hurt results. Detracting from performance within communication services was an underweight to regional bell Verizon Communications, as shares rebounded following layoff announcements favorable regulatory changes. Overweighting Dynegy adversely affected performance as accounting irregularities in its energy trading unit and reduced financial forecasts pushed shares lower. Other detractors included underweights to Berkshire Hathaway and Royal Dutch Petroleum, and overweights to EMC and Home Depot.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
The portfolio remains positioned for a modest economic recovery beginning in the second half of 2003 and continuing through 2004. Recent tax cuts should help to insure moderate economic progress in the United States later in the year.

Many large, well-established companies are selling at sharp discounts to their intrinsic or fair value. We believe near term concerns have created attractive investment opportunities in several industries. The stocks of some high-quality companies -- including Citigroup, Fannie Mae, Home Depot, Merck, and

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Pfizer -- have come under extreme selling pressure over the last 18 months, created excellent investment opportunities. Such stocks are key positions in the portfolio.

We remain overweight in the consumer staples area. The profits of selected companies in this sector are expected to benefit from a weaker dollar; Coca-Cola, Gillette, Kimberly-Clark, Kraft Foods, and Altria Group all have broad European operations and should see a boost to revenues and profits as the weakness in the dollar persists. Good fundamental prospects and a stronger euro drive the overweight in consumer staples.

The portfolio also has some exposure to stocks of companies that the management team believes represent deep value, turnaround situations. Although the timing of the price recovery is difficult to predict, we believe that AOL Time Warner, Boeing, Edison International, Hewlett-Packard, McDonald's, and United Technologies offer interesting long-term investment prospects.

INVESTMENT GLOSSARY
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Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

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Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

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A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve

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System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
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Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
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INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing

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shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
FOUNDERS ASSET MANAGEMENT LLC
PUTNAM INVESTMENT MANAGEMENT, LLC
T. ROWE PRICE ASSOCIATES, INC.
WM ADVISORS, INC.
WELLINGTON MANAGEMENT COMPANY, LLP

Asset Allocation Fund
Capital Conservation Fund
Government Securities Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100(R) Index Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & CO., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of AIG. As of June 30, 2003, AIGGIG and its affiliated asset managers ("AIG Global") had $343.9 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

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Investment decisions for the Mid Cap Index, Small Cap Index, Nasdaq-100 Index(R), Social Awareness, Stock Index, and International Equities Funds are made by a team headed by Magali Azema-Barac, Portfolio Manager. Ms. Azema-Barac joined AIG Global in 2001 as Vice President and as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.

Investment decisions for the Asset Allocation, Capital Conservation and Government Securities Funds are made by a team headed by Richard A. Mercante, Managing Director -- Fixed Income. Mr. Mercante is a Vice President at AIG Global where he is the Head of Investment-Grade Government/ Corporate Bonds. He is also a Vice President and Chief Investment Officer of AIG's Domestic Life Companies. Additionally, Mr. Mercante is a member of AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions. Mr. Mercante joined AIG Global's investment staff in 1994. Mr. Mercante holds a Chartered Financial Analyst designation, and is a member of the New York Society of Security Analysts and the Fixed Income Analyst Society.

Investment decisions for the International Government Bond Fund are made by a team headed by Douglas Jones. Mr. Jones is Director and Head of Fixed Income at AIG Global. He joined AIG Global in March 1999 from Gartmore where he managed multi-currency bond portfolios for a variety of Asian-based institutions, primarily central banks and corporations. Prior to that, he also managed UK pension fund and unit trust assets. Mr. Jones joined Gartmore (formerly County NatWest Investment Management) in 1991, initially as Global Bond and Currency Strategist and member of the Asset Allocation Committee.

Growth & Income Fund
Large Cap Growth Fund
Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2003, SAAMCo managed, advised and/or administered more than $10.5 billion in assets.

The Large Cap Growth Fund and the Growth & Income Fund are managed by a team, supervised by Francis D. Gannon. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Income & Growth Fund
International Growth I Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $82.3 billion in assets under management as of September 8, 2003.

The daily management of the Income & Growth Fund and the International Growth I Fund is directed by a team of portfolio managers. Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund's investment objective and strategy.

Small Cap Fund

FOUNDERS ASSET MANAGEMENT LLC ("FOUNDERS")
2930 East Third Avenue, Denver, Colorado 80206

Founders and its predecessor companies have operated as investment advisors since 1938, and serve a number of investment companies and private accounts. Founders is the growth specialist affiliate of The Dreyfus Corporation. As of June 30, 2003, Founders had approximately $2.4 billion in its mutual fund portfolios.

Founders is the sub-adviser for a portion of the Small Cap Fund, and uses a manager and team system for day-to-day management of its portion. The team is composed of members of the investment department, including a portfolio manager, portfolio traders, and research analysts. Daily decisions on security selection for the Founders portion of the Fund are made by Robert T. Ammann, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been portfolio manager of the Dreyfus Founders Discovery Fund since 1997. He also served as portfolio manager of Founders Frontier Fund from February 1999 until its merger with Discovery Fund in August 1999. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Mr. Ammann graduated from Colorado State University with a B.B.A., concentration in finance.

Growth Fund
Value Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and, with its affiliates as of June 30, 2003, had $266.7 billion in assets under management.

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Day-to-day decisions and management of the Growth Fund's portfolio are made by a team led by Brian O'Toole, Managing Director and Chief Investment Officer. Mr. O'Toole is portfolio leader for Putnam's Voyager and Growth Opportunities Funds and a portfolio member of Putnam's New Opportunities Fund. Mr. O'Toole joined Putnam in 2002. Prior to joining Putnam in 2002, he was Managing Director and Head of U.S. Growth Equities of Citigroup Asset Management. Mr. O'Toole has 16 years of investment experience. Mr. O'Toole is assisted by David J. Santos, who joined Putnam in 1986.

The following officers of Putnam have primary responsibility for the day-to-day management of the Value Fund: David L. King, Managing Director since 1993 and employee of Putnam since 1983; Christopher G. Miller, Senior Vice President since 2000 and an employee of Putnam since 1998; Hugh H. Mullin, Senior Vice President since 1996 and an employee of Putnam since 1986. These officers also manage a similar Putnam retail mutual fund, Putnam Fund for Growth and Income.

Small Cap Fund
Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $161.2 billion of assets as of June 30, 2003. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst. He earned his B.S. from the College of William and Mary and his M.B.A. from the University of Chicago.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory
A. McCrickard, CFA. He has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991. He has a B.A. from the University of Virginia and an M.B.A. from Dartmouth College.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993. He has a B.A. from the University of Notre Dame (Summa cum laude) and an M.B.A. from Darden Graduate School of Business Administration at the University of Virginia (Shermet Scholar, highest honors).

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995-1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School. Dr. Jenner earned a B.S. from the University of Illinois (Summa cum laude), an M.D. from the Johns Hopkins School of Medicine, and a D. Phil. from Oxford University.

Core Equity Fund

WM ADVISORS, INC.
1201 Third Avenue, Seattle, Washington 98101

WM Advisors, Inc. has been in the business of investment management since 1944. It is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company. As of August 31, 2003, WM Advisors, Inc. had $15.6 billion in assets under management.

Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager, manages that portion of Core Equity Fund for which WM Advisors, Inc. is responsible. Since February 1999, Mr. Yoakum has led a team of investment professionals who manage several funds for WM Advisors, Inc. Prior to assuming these duties, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. ("DADCO") for 2 years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company. Mr. Spencer has been employed by WM Advisors, Inc. and has managed several mutual funds since September 1999. Prior to that, Mr. Spencer had been Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney and Co. since 1985.

--------------------------------------------------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109

Since September 1, 1999, Wellington Management has been a sub-adviser for Core Equity. Wellington Management is an independent partnership owned entirely by 74 partners. As of July 31, 2003, Wellington Management managed approximately $339 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

Matthew E. Megargel, CFA, Senior Vice President of Wellington Management, manages that portion of the Core Equity Fund for which Wellington Management is responsible. Mr. Megargel is co-head of the firm's Core Equity Group and has been a fund manager since 1991. He joined Wellington Management in 1983 as an equity analyst after receiving an MBA from the University of Virginia's Darden Graduate School of Business. He has managed the Core Equity Fund since May 2001.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2003.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
Asset Allocation Fund               0.50%
Blue Chip Growth Fund               0.80%
Capital Conservation Fund           0.50%
Core Equity Fund                    0.80%
Government Securities Fund          0.50%
Growth Fund                         0.95%
Growth & Income Fund                0.75%
Health Sciences Fund                1.00%
Income & Growth Fund                0.77%
International Equities Fund         0.35%
International Government Bond Fund  0.50%
International Growth I Fund         1.00%
Large Cap Growth Fund               0.95%
Mid Cap Index Fund                  0.30%
Money Market I Fund                 0.50%
Nasdaq-100(R) Index Fund            0.40%
Science & Technology Fund           0.90%
Small Cap Fund                      0.90%
Small Cap Index Fund                0.35%
Social Awareness Fund               0.50%
Stock Index Fund                    0.26%
Value Fund                          0.78%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. Securities for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of the securities, then these securities may be then fair valued as determined pursuant to procedures adopted in good faith under the direction of the Series Company's Directors. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4 p.m. Eastern Time each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus or Plan document for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                2003           2002         2001         2000         1999
                                                              --------       --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.35       $  12.71     $  14.68     $  14.43     $  14.02
                                                              --------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.25(e)        0.33         0.43         0.44         0.40
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.12)         (1.03)       (0.79)        0.51         1.26
                                                              --------------------------------------------------------------
  Total income (loss) from investment operations                  0.13          (0.70)       (0.36)        0.95         1.66
                                                              --------------------------------------------------------------
Distributions from:
  Investment income                                              (0.26)         (0.33)       (0.43)       (0.44)       (0.40)
  Realized gain on securities                                    (0.01)         (0.33)       (1.18)       (0.26)       (0.85)
                                                              --------------------------------------------------------------
  Total distributions                                            (0.27)         (0.66)       (1.61)       (0.70)       (1.25)
                                                              --------------------------------------------------------------
Net asset value at end of period                              $  11.21       $  11.35     $  12.71     $  14.68     $  14.43
                                                              --------------------------------------------------------------
TOTAL RETURN(a)(b)                                                1.28%(f)      (5.57)%      (2.46)%       6.65%       12.23%
                                                              --------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.72%          0.64%        0.58%        0.55%        0.57%
Ratio of expenses to average net assets(d)                        0.72%          0.64%        0.58%        0.55%        0.57%
Ratio of expense reductions to average net assets                 0.00%          0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.36%          2.71%        3.10%        2.98%        2.81%
Ratio of net investment income (loss) to average net
  assets(d)                                                       2.36%            --           --           --           --
Portfolio turnover rate                                            112%            71%         112%         162%         160%
Number of shares outstanding at end of period (000's)           14,704         15,944       16,388       16,135       17,222
Net assets at end of period (000's)                           $164,757       $180,925     $208,369     $236,804     $248,473

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                              YEAR ENDED MAY 31,      NOVEMBER 1, 2000*
                                                              -------------------            TO
                                                               2003        2002         MAY 31, 2001
                                                              -------     -------     -----------------
PER SHARE DATA
Net asset value at beginning of period                        $  7.26     $  8.57          $ 10.00
                                                              ---------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.01)(f)   (0.01)            0.02
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (0.46)      (1.29)           (1.43)
                                                              ---------------------------------------
  Net income (loss) from investment operations                  (0.47)      (1.30)           (1.41)
                                                              ---------------------------------------
Distributions from:
  Investment income                                                --       (0.01)           (0.02)
  Realized gain on securities                                      --          --               --
                                                              ---------------------------------------
  Total distributions                                              --       (0.01)           (0.02)
                                                              ---------------------------------------
Net asset value at end of period                              $  6.79     $  7.26          $  8.57
                                                              ---------------------------------------
TOTAL RETURN(a)(c)                                              (6.47)%    (15.22)%         (14.14)%
                                                              ---------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                       1.24%       1.15%            0.88%(b)
Ratio of expenses to average net assets(e)                       1.24%       1.15%            0.88%(b)
Ratio of expense reductions to average net assets                0.03%       0.00%            0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.19)%     (0.17)%           0.31%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                     (0.19)%        --               --
Portfolio turnover rate                                            44%         39%              70%
Number of shares outstanding at end of period (000's)           3,495       2,763            1,702
Net assets at end of period (000's)                           $23,728     $20,063          $14,592

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED MAY 31,
                                                              ---------------------------------------------------------
                                                               2003          2002        2001        2000        1999
                                                              -------       -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.38       $  9.34     $  8.78     $  9.39     $  9.68
                                                              ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.36(f)       0.52        0.58        0.62        0.60
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        0.68          0.04        0.56       (0.61)      (0.29)
                                                              ---------------------------------------------------------
  Total income (loss) from investment operations                 1.04          0.56        1.14        0.01        0.31
                                                              ---------------------------------------------------------
Distributions from:
  Investment income                                             (0.38)        (0.52)      (0.58)      (0.62)      (0.60)
  Realized gain on securities                                      --            --          --          --          --
                                                              ---------------------------------------------------------
  Total distributions                                           (0.38)        (0.52)      (0.58)      (0.62)      (0.60)
                                                              ---------------------------------------------------------
Net asset value at end of period                              $ 10.04       $  9.38     $  9.34     $  8.78     $  9.39
                                                              ---------------------------------------------------------
TOTAL RETURN(a)(c)                                              11.31%         6.12%      13.35%       0.13%       3.25%
                                                              ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                       0.70%         0.65%       0.58%       0.55%       0.60%
Ratio of expenses to average net assets(e)                       0.70%         0.65%       0.58%       0.55%       0.60%
Ratio of expense reductions to average net assets                0.00%         0.00%       0.00%       0.00%       0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                      3.77%         5.50%       6.35%       6.73%       6.24%
Ratio of net investment income (loss) to average net
  assets(e)                                                      3.77%           --          --          --          --
Portfolio turnover rate                                           218%          132%        418%        144%         41%
Number of shares outstanding at end of period (000's)           8,954         7,440       6,058       5,756       6,720
Net assets at end of period (000's)                           $89,866       $69,785     $56,560     $50,525     $63,131

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

CORE EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2003         2002         2001          2000           1999
                                                              --------     --------     --------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                        $  11.10     $  13.36     $  23.31     $    24.12     $    22.08
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.11(e)      0.07         0.04             --          (0.08)
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.98)       (2.26)       (2.54)          0.20           3.13
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                 (0.87)       (2.19)       (2.50)          0.20           3.05
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.11)       (0.07)       (0.04)            --             --
  Realized gain on securities                                       --           --        (7.41)         (1.01)         (1.01)
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.11)       (0.07)       (7.45)         (1.01)         (1.01)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $  10.12     $  11.10     $  13.36     $    23.31     $    24.12
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)(b)                                               (7.79)%     (16.43)%     (11.62)%         0.96%         14.20%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.85%        0.84%        0.86%          0.85%          0.86%
Ratio of expenses to average net assets(d)                        0.97%        0.93%        0.88%          0.85%          0.86%
Ratio of expense reductions to average net assets                 0.05%        0.00%        0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.08%        0.55%        0.24%          0.02%         (0.36)%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.96%          --           --             --             --
Portfolio turnover rate                                             25%          64%          71%           134%            42%
Number of shares outstanding at end of period (000's)           55,358       61,675       68,430         48,685         52,690
Net assets at end of period (000's)                           $560,038     $684,642     $913,980     $1,135,083     $1,271,034

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MAY 31,
                                                             --------------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                             --------       --------       --------       --------       --------
PER SHARE DATA
Net asset value at beginning of period                       $  10.37       $  10.07       $   9.51       $   9.90       $  10.09
                                                             --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.38(e)        0.51           0.58           0.55           0.55
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        0.95           0.30           0.56          (0.39)         (0.19)
                                                              -------------------------------------------------------------------
  Total income (loss) from investment operations                 1.33           0.81           1.14           0.16           0.36
                                                              -------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.39)         (0.51)         (0.58)         (0.55)         (0.55)
  Realized gain on securities                                   (0.07)            --             --             --             --
                                                              -------------------------------------------------------------------
  Total distributions                                           (0.46)         (0.51)         (0.58)         (0.55)         (0.55)
                                                              -------------------------------------------------------------------
Net asset value at end of period                             $  11.24       $  10.37       $  10.07       $   9.51       $   9.90
                                                              -------------------------------------------------------------------
TOTAL RETURN(a)(b)                                              12.99%          8.17%         12.23%          1.74%          3.58%
                                                              -------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.66%          0.63%          0.58%          0.55%          0.59%
Ratio of expenses to average net assets(d)                       0.66%          0.63%          0.58%          0.55%          0.59%
Ratio of expense reductions to average net assets                0.00%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.54%          4.89%          5.83%          5.68%          5.46%
Ratio of net investment income (loss) to average net
  assets(d)                                                      3.54%            --             --             --             --
Portfolio turnover rate                                           201%            89%            84%           132%            39%
Number of shares outstanding at end of period (000's)          17,836         12,993         11.873         10,581         10,853
Net assets at end of period (000's)                          $200,412       $134,725       $119,514       $100,648       $107,425

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

GROWTH FUND
--------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,      OCTOBER 2, 2000*
                                                               -------------------            TO
                                                                2003        2002         MAY 31, 2001
                                                               -------     -------     ----------------
PER SHARE DATA
Net asset value at beginning of period                         $  4.70     $  6.46         $ 10.00
                                                               ---------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   (0.06)(f)   (0.05)          (0.01)
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.43)      (1.71)          (3.52)
                                                               ---------------------------------------
  Total income (loss) from investment operations                 (0.49)      (1.76)          (3.53)
                                                               ---------------------------------------
Distributions from:
  Investment income                                                 --          --           (0.01)
  Realized gain on securities                                       --          --              --
                                                               ---------------------------------------
  Total distributions                                               --          --           (0.01)
                                                               ---------------------------------------
Net asset value at end of period                               $  4.21     $  4.70         $  6.46
                                                               ---------------------------------------
TOTAL RETURN(a)(c)                                              (10.43)%    (27.24)%        (35.40)%
                                                               ---------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        2.67%       1.88%           1.02%(b)
Ratio of expenses to average net assets(e)                        2.67%       1.88%           1.02%(b)
Ratio of expense reductions to average net assets                 0.05%       0.00%           0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                      (1.46)%     (1.05)%         (0.27)%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                      (1.46)%        --              --
Portfolio turnover rate                                             76%         72%             51%
Number of shares outstanding at end of period (000's)              941         837             611
Net assets at end of period (000's)                            $ 3,962     $ 3,930         $ 3,945

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.87     $  14.84     $  21.04     $  21.53     $  19.91
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.09(f)      0.08         0.11         0.15         0.06
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (1.55)       (1.75)       (2.39)        1.96         3.17
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                 (1.46)       (1.67)       (2.28)        2.11         3.23
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.09)       (0.09)       (0.11)       (0.14)       (0.08)
  Realized gain on securities                                       --        (0.21)       (3.81)       (2.46)       (1.53)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.09)       (0.30)       (3.92)       (2.60)       (1.61)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  11.32     $  12.87     $  14.84     $  21.04     $  21.53
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(c)                                              (11.31)%     (11.36)%     (10.91)%      9.67%        16.92%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.85%        0.85%        0.82%        0.80%        0.82%
Ratio of expenses to average net assets(e)                        0.91%        0.87%        0.83%        0.80%        0.82%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.82%        0.59%        0.62%        0.70%        0.29%
Ratio of net investment income (loss) to average net
  assets(e)                                                       0.76%          --           --           --           --
Portfolio turnover rate                                             97%         110%          65%          89%         102%
Number of shares outstanding at end of period (000's)           15,402       17,145       18,026       15,665       13,790
Net assets at end of period (000's)                           $174,359     $220,745     $267,487     $329,588     $296,885

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,      NOVEMBER 1, 2000*
                                                              ---------------------           TO
                                                               2003          2002        MAY 31, 2001
                                                              -------       -------    -----------------
PER SHARE DATA
Net asset value at beginning of period                        $  7.76       $  8.93         $ 10.00
                                                              -----------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.05)(f)     (0.04)           0.01
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        0.27         (1.13)          (1.07)
                                                              -----------------------------------------
  Total income (loss) from investment operations                 0.22         (1.17)          (1.06)
                                                              -----------------------------------------
Distributions from:
  Investment income                                                --            --           (0.01)
  Realized gain on securities                                      --            --              --
                                                              -----------------------------------------
  Total distributions                                              --            --           (0.01)
                                                              -----------------------------------------
Net asset value at end of period                              $  7.98       $  7.76         $  8.93
                                                              -----------------------------------------
TOTAL RETURN(a)(c)                                               2.84%(g)    (13.10)%        (10.60)%
                                                              -----------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                       1.24%         1.22%           1.08%(b)
Ratio of expenses to average net assets(e)                       1.24%         1.22%           1.08%(b)
Ratio of expense reductions to average net assets                0.03%         0.00%           0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.75)%       (0.65)%         (0.03)%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                     (0.75)%          --              --
Portfolio turnover rate                                            48%           70%            158%
Number of shares outstanding at end of period (000's)           9,732         7,029           2,684
Net assets at end of period (000's)                           $77,673       $54,514         $23,965

INCOME & GROWTH FUND
--------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,      DECEMBER 11, 2000*
                                                              ---------------------            TO
                                                                2003         2002         MAY 31, 2001
                                                              --------     --------    ------------------
PER SHARE DATA
Net asset value at beginning of period                        $   8.51     $   9.61         $  10.00
                                                              ------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.11(f)      0.08             0.04
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.79)       (1.10)           (0.40)
                                                              ------------------------------------------
  Total income (loss) from investment operations                 (0.68)       (1.02)           (0.36)
                                                              ------------------------------------------
Distributions from:
  Investment income                                              (0.10)       (0.08)           (0.03)
  Realized gain on securities                                       --           --               --
                                                              ------------------------------------------
  Total distributions                                            (0.10)       (0.08)           (0.03)
                                                              ------------------------------------------
Net asset value at end of period                              $   7.73     $   8.51         $   9.61
                                                              ------------------------------------------
TOTAL RETURN(a)(c)                                               (7.87)%     (10.58)%          (3.60)%
                                                              ------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.83%        0.83%            0.83%(b)
Ratio of expenses to average net assets(e)                        0.93%        0.93%            0.87%(b)
Ratio of expense reductions to average net assets                 0.00%        0.00%            0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.47%        0.91%            0.79%
Ratio of net investment income (loss) to average net
  assets(e)                                                       1.37%          --               --
Portfolio turnover rate                                             64%          65%              72%
Number of shares outstanding at end of period (000's)           26,008       27,664           27,197
Net assets at end of period (000's)                           $200,919     $235,508         $261,303

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.
(g) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                              -------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  6.67     $   8.78     $  12.55     $  11.32     $  11.95
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.09(e)      0.09         0.12         0.15         0.22
  Net realized and unrealized gain (loss) on securities and
    foreign
    currency related transactions                               (1.20)       (1.07)       (2.46)        1.90         0.30
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                (1.11)       (0.98)       (2.34)        2.05         0.52
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                             (0.06)       (0.16)       (0.09)       (0.14)       (0.25)
  Realized gain on securities                                      --        (0.97)       (1.34)       (0.68)       (0.90)
                                                              -----------------------------------------------------------
  Total distributions                                           (0.06)       (1.13)       (1.43)       (0.82)       (1.15)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  5.50     $   6.67     $   8.78     $  12.55     $  11.32
                                                              -----------------------------------------------------------
TOTAL RETURN(a)(b)                                             (16.64)%     (10.66)%     (19.59)%      18.01%        4.43%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.68%        0.78%        0.42%        0.41%        0.43%
Ratio of expenses to average net assets(d)                       0.68%        0.78%        0.42%        0.41%        0.43%
Ratio of expense reductions to average net assets                0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.71%        1.16%        1.08%        1.20%        1.89%
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.71%          --           --           --           --
Portfolio turnover rate                                             0%          45%          45%          25%           8%
Number of shares outstanding at end of period (000's)          16,491       15,226       13.501       12,980       12,559
Net assets at end of period (000's)                           $90,680     $101,562     $118,524     $162,840     $142,108

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                2003         2002        2001         2000         1999
                                                              --------     --------     -------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.04     $  10.10     $ 10.88     $  11.62     $  11.42
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.05(e)      0.54        0.43         0.48         0.51
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                         2.81         0.49       (0.91)       (0.98)        0.24
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  2.86         1.03       (0.48)       (0.50)        0.75
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                                 --           --       (0.26)       (0.23)       (0.48)
  Realized gain on securities                                    (0.07)       (0.09)      (0.04)       (0.01)       (0.07)
                                                              -----------------------------------------------------------
  Total distributions                                            (0.07)       (0.09)      (0.30)       (0.24)       (0.55)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  13.83     $  11.04     $ 10.10     $  10.88     $  11.62
                                                              -----------------------------------------------------------
TOTAL RETURN(a)(b)                                               25.96%       10.23%      (4.47)%      (4.43)%       6.40%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.77%        0.73%       0.58%        0.52%        0.57%
Ratio of expenses to average net assets(d)                        0.77%        0.73%       0.58%        0.52%        0.57%
Ratio of expense reductions to average net assets                 0.00%        0.00%       0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       4.81%        5.71%       3.82%        4.07%        4.27%
Ratio of net investment income (loss) to average net
  assets(d)                                                       4.81%          --          --           --           --
Portfolio turnover rate                                             70%         110%         72%          15%          22%
Number of shares outstanding at end of period (000's)           11,386        9,242       9,898       12,044       13,647
Net assets at end of period (000's)                           $157,478     $102,053     $99,977     $130,978     $158,509

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,       DECEMBER 11, 2000*
                                                              ---------------------             TO
                                                                2003         2002          MAY 31, 2001
                                                              --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                        $   7.25     $   8.31          $  10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.08(f)      0.05              0.05
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (1.15)       (1.09)            (1.70)
                                                              -------------------------------------------
  Total income (loss) from investment operations                 (1.07)       (1.04)            (1.65)
                                                              -------------------------------------------
Distributions from:
  Investment income                                              (0.11)       (0.02)            (0.04)
  Realized gain on securities                                       --           --                --
                                                              -------------------------------------------
  Total distributions                                            (0.11)       (0.02)            (0.04)
                                                              -------------------------------------------
Net asset value at end of period                              $   6.07     $   7.25          $   8.31
                                                              -------------------------------------------
TOTAL RETURN(a)(c)                                              (14.76)%     (12.56)%           (3.60)%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        1.06%        1.06%             1.06%(b)
Ratio of expenses to average net assets(e)                        1.36%        1.33%             1.10%(b)
Ratio of expense reductions to average net assets                 0.00%        0.00%             0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.25%        0.67%             0.99%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                       0.95%          --                --
Portfolio turnover rate                                            192%         205%              183%
Number of shares outstanding at end of period (000's)           56,825       60,441            64,151
Net assets at end of period (000's)                           $345,213     $438,474          $533,368

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,       DECEMBER 11, 2000*
                                                              ---------------------             TO
                                                                2003         2002          MAY 31, 2001
                                                              --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                        $   6.20     $   7.43          $  10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                      --(f)     (0.01)            (0.01)
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.75)       (1.22)            (2.56)
                                                              -------------------------------------------
  Total income (loss) from investment operations                 (0.75)       (1.23)            (2.57)
                                                              -------------------------------------------
Distributions from:
  Investment income                                                 --           --                --
  Realized gain on securities                                       --           --                --
                                                              -------------------------------------------
  Total distributions                                               --           --                --
                                                              -------------------------------------------
Net asset value at end of period                              $   5.45     $   6.20          $   7.43
                                                              -------------------------------------------
TOTAL RETURN(a)(c)                                              (12.04)%     (16.55)%          (25.70)%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        1.06%        1.05%             1.06%(b)
Ratio of expenses to average net assets(e)                        1.10%        1.15%             1.10%(b)
Ratio of expense reductions to average net assets                 0.00%        0.00%             0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.05%       (0.13)%           (0.27)%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                       0.01%          --                --
Portfolio turnover rate                                             86%         150%               94%
Number of shares outstanding at end of period (000's)           78,170       83,752            84,055
Net assets at end of period (000's)                           $426,061     $519,129          $624,700

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------------
                                                                 2003           2002           2001          2000         1999
                                                              ----------     ----------     ----------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $    18.01     $    19.82     $    23.73     $  25.64     $  25.27
                                                              -----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                      0.11(e)        0.13           0.19         0.22         0.23
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                          (1.88)          0.16           1.74         4.49         2.54
                                                              -----------------------------------------------------------------
  Total income (loss) from investment operations                   (1.77)          0.29           1.93         4.71         2.77
                                                              -----------------------------------------------------------------
Distributions from:
  Investment income                                                (0.10)         (0.14)         (0.19)       (0.22)       (0.23)
  Realized gain on securities                                      (0.52)         (1.96)         (5.65)       (6.40)       (2.17)
                                                              -----------------------------------------------------------------
  Total distributions                                              (0.62)         (2.10)         (5.84)       (6.62)       (2.40)
                                                              -----------------------------------------------------------------
Net asset value at end of period                              $    15.62     $    18.01     $    19.82     $  23.73     $  25.64
                                                              -----------------------------------------------------------------
TOTAL RETURN(a)(b)                                                 (9.50)%         2.03%         10.11%       21.36%       11.91%
                                                              -----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                          0.45%          0.41%          0.38%        0.36%        0.38%
Ratio of expenses to average net assets(d)                          0.45%          0.41%          0.38%        0.36%        0.38%
Ratio of expense reductions to average net assets                   0.00%          0.00%          0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                         0.77%          0.74%          0.84%        0.90%        0.92%
Ratio of net investment income (loss) to average net
  assets(d)                                                         0.77%            --             --           --           --
Portfolio turnover rate                                               10%            17%            34%          41%          41%
Number of shares outstanding at end of period (000's)             70,135         64,086         52,860       38,889       31,886
Net assets at end of period (000's)                           $1,095,294     $1,154,008     $1,047,680     $922,679     $817,573

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(e)      0.02         0.06         0.05         0.05
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                           --           --           --           --           --
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  0.01         0.02         0.06         0.05         0.05
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
  Realized gain on securities                                       --           --           --           --           --
                                                              ------------------------------------------------------------
  Total distributions                                            (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(b)                                                1.00%        2.14%        5.77%        5.21%        4.84%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.59%        0.60%        0.57%        0.56%        0.57%
Ratio of expenses to average net assets(d)                        0.64%        0.62%        0.58%        0.56%        0.57%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.01%        2.07%        5.59%        5.13%        4.66%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.96%          --           --           --           --
Portfolio turnover rate                                            N/A          N/A          N/A          N/A          N/A
Number of shares outstanding at end of period (000's)          524,446      734,135      579,507      484,934      347,394
Net assets at end of period (000's)                           $524,446     $734,135     $579,507     $484,934     $347,394

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                                 YEAR ENDED MAY 31,       OCTOBER 2, 2000*
                                                              ------------------------           TO
                                                                 2003          2002         MAY 31, 2001
                                                              ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                         $  3.40       $  5.09          $ 10.00
                                                               -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   (0.01)(f)     (0.01)            0.01
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.03)        (1.68)           (4.91)
                                                               -------------------------------------------
  Total income (loss) from investment operations                 (0.04)        (1.69)           (4.90)
                                                               -------------------------------------------
Distributions from:
  Investment income                                                 --            --            (0.01)
  Realized gain on securities                                       --            --               --
                                                               -------------------------------------------
  Total distributions                                               --            --            (0.01)
                                                               -------------------------------------------
Net asset value at end of period                               $  3.36       $  3.40          $  5.09
                                                               -------------------------------------------
TOTAL RETURN(a)(c)                                               (1.18)%      (33.20)%         (49.01)%
                                                               -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.81%         0.77%            0.52%(b)
Ratio of expenses to average net assets(e)                        0.81%         0.77%            0.52%(b)
Ratio of expense reductions to average net assets                 0.00%         0.00%            0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                      (0.48)%       (0.36)%           0.31%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                      (0.48)%          --               --
Portfolio turnover rate                                              6%            2               19
Number of shares outstanding at end of period (000's)           15,570         7,786            3,732
Net assets at end of period (000's)                            $52,306       $26,449          $19,005

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $     9.56     $    17.28     $    41.14     $    29.95     $    22.07
                                                           ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.05)(f)      (0.07)         (0.17)         (0.11)         (0.10)
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                   (0.37)         (6.86)        (15.86)         16.37          10.36
                                                           ---------------------------------------------------------------------
  Total income (loss) from investment operations                (0.42)         (6.93)        (16.03)         16.26          10.26
                                                           ---------------------------------------------------------------------
Distributions from:
  Investment income                                                --             --             --             --             --
  Realized gain on securities                                      --          (0.79)         (7.83)         (5.07)         (2.38)
                                                           ---------------------------------------------------------------------
  Total distributions                                              --          (0.79)         (7.83)         (5.07)         (2.38)
                                                           ---------------------------------------------------------------------
Net asset value at end of period                           $     9.14     $     9.56     $    17.28     $    41.14     $    29.95
                                                           ---------------------------------------------------------------------
TOTAL RETURN(a)(c)                                              (4.39)%       (41.26)%       (42.24)%        52.65%         48.34%
                                                           ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                       1.00%          1.00%          0.98%          0.96%          0.96%
Ratio of expenses to average net assets(e)                       1.04%          1.02%          0.98%          0.96%          0.96%
Ratio of expense reductions to average net assets                0.02%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.66)%        (0.59)%        (0.66)%        (0.40)%        (0.46)%
Ratio of net investment income (loss) to average net
  assets(e)                                                     (0.71)%           --             --             --             --
Portfolio turnover rate                                            53%           104%           176%           130%           149%
Number of shares outstanding at end of period (000's)         129,123        129,126        116,654         80,564         56,211
Net assets at end of period (000's)                        $1,180,380     $1,234,937     $2,015,574     $2,214,052     $1,683,585

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

SMALL CAP FUND
--------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,       DECEMBER 11, 2000*
                                                              ---------------------             TO
                                                                2003         2002          MAY 31, 2001
                                                              --------     --------        ------------
PER SHARE DATA
Net asset value at beginning of period                        $   8.75     $   9.09          $  10.00
                                                              --------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   (0.02)(f)    (0.01)            (0.01)
  Net realized and unrealized gain (loss) on securities and
    foreign
    currency related transactions                                (1.06)       (0.33)            (0.90)
                                                              --------------------------------------------
  Total income (loss) from investment operations                 (1.08)       (0.34)            (0.91)
                                                              --------------------------------------------
Distributions from:
  Investment income                                                 --           --                --
  Realized gain on securities                                       --           --                --
                                                              --------------------------------------------
  Total distributions                                               --           --                --
                                                              --------------------------------------------
Net asset value at end of period                              $   7.67     $   8.75          $   9.09
                                                              --------------------------------------------
TOTAL RETURN(a)(c)                                              (12.34)%      (3.74)%           11.51%
                                                              --------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.95%        0.95%             0.95%(b)
Ratio of expenses to average net assets(e)                        1.06%        1.06%             1.00%(b)
Ratio of expense reductions to average net assets                 0.00%        0.00%             0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                      (0.29)%      (0.15)%           (0.14)%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                      (0.40)%         --                --
Portfolio turnover rate                                             74%          68%              130%
Number of shares outstanding at end of period (000's)           69,895       75,125            78,572
Net assets at end of period (000's)                           $535,870     $657,045          $714,608

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.97     $  14.11     $  15.66     $  15.84     $  17.94
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.09(f)      0.13         0.19         0.18         0.19
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (1.12)       (0.32)        0.40         1.43        (0.74)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                 (1.03)       (0.19)        0.59         1.61        (0.55)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.08)       (0.13)       (0.19)       (0.18)       (0.19)
  Realized gain on securities                                       --        (1.82)       (1.95)       (1.61)       (1.36)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.08)       (1.95)       (2.14)       (1.79)       (1.55)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  10.86     $  11.97     $  14.11     $  15.66     $  15.84
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(c)                                               (8.55)%      (1.08)%       5.23%       10.22%       (2.45)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.52%        0.48%        0.44%        0.40%        0.41%
Ratio of expenses to average net assets(e)                        0.52%        0.48%        0.44%        0.40%        0.41%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.93%        1.03%        1.31%        1.12%        1.20%
Ratio of net investment income (loss) to average net
  assets(e)                                                       0.93%          --           --           --           --
Portfolio turnover rate                                             35%          34%          57%          35%          36%
Number of shares outstanding at end of period (000's)           24,411       21,473       16,769       14,596       13,890
Net assets at end of period (000's)                           $265,018     $257,046     $236,530     $228,602     $220,002

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  17.66     $  21.01     $  24.77     $  24.11     $  22.16
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(e)      0.13         0.20         0.20         0.21
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (1.60)       (2.76)       (3.23)        1.61         4.08
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                 (1.44)       (2.63)       (3.03)        1.81         4.29
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (1.15)       (0.14)       (0.20)       (0.18)       (0.22)
  Realized gain on securities                                    (0.34)       (0.58)       (0.53)       (0.97)       (2.12)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.49)       (0.72)       (0.73)       (1.15)       (2.34)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  15.73     $  17.66     $  21.01     $  24.77     $  24.11
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(b)                                               (7.89)%     (12.77)%     (12.33)%       7.49%       20.05%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.65%        0.61%        0.58%        0.55%        0.57%
Ratio of expenses to average net assets(d)                        0.65%        0.61%        0.58%        0.55%        0.57%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.05%        0.69%        0.85%        0.79%        0.93%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.05%          --           --           --           --
Portfolio turnover rate                                             58%          40%          29%          40%          49%
Number of shares outstanding at end of period (000's)           22,221       23,444       23,321       23,509        21646
Net assets at end of period (000's)                           $349,610     $414,108     $489,982     $582,403     $521,965

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.11     $    36.89     $    42.98     $    39.73     $    33.38
                                                           ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.35(e)        0.33           0.35           0.41           0.40
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                   (2.97)         (5.45)         (4.99)          3.59           6.51
                                                           ---------------------------------------------------------------------
  Total income (loss) from investment operations                (2.62)         (5.12)         (4.64)          4.00           6.91
                                                           ---------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.34)         (0.34)         (0.35)         (0.39)         (0.41)
  Realized gain on securities                                   (0.64)         (1.32)         (1.10)         (0.36)         (0.15)
                                                           ---------------------------------------------------------------------
  Total distributions                                           (0.98)         (1.66)         (1.45)         (0.75)         (0.56)
                                                           ---------------------------------------------------------------------
Net asset value at end of period                           $    26.51     $    30.11     $    36.89     $    42.98     $    39.73
                                                           ---------------------------------------------------------------------
TOTAL RETURN(a)(b)                                              (8.44)%       (14.16)%       (10.87)%        10.10%         20.85%
                                                           ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.40%          0.37%          0.34%          0.31%          0.32%
Ratio of expenses to average net assets(d)                       0.40%          0.37%          0.34%          0.31%          0.32%
Ratio of expense reductions to average net assets                0.00%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.39%          1.01%          0.86%          0.97%          1.13%
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.39%            --             --             --             --
Portfolio turnover rate                                             6%             6%             7%             6%             2%
Number of shares outstanding at end of period (000's)         136,800        135,870        131,180        125,003        116,731
Net assets at end of period (000's)                        $3,627,137     $4,091,054     $4,839,632     $5,373,192     $4,637,628

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

VALUE FUND
--------------------------------------------------------------------------------

                                                                               DECEMBER 31, 2001*
                                                               YEAR ENDED              TO
                                                              MAY 31, 2003        MAY 31, 2002
                                                              ------------     ------------------
PER SHARE DATA
Net asset value at beginning of period                          $  9.69             $ 10.00
                                                                  -------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                     0.07(f)             0.02
  Net realized and unrealized gain (loss) on securities and
    foreign
    currency related transactions                                 (1.05)              (0.31)
                                                                  -------------------------------
  Total income (loss) from investment operations                  (0.98)              (0.29)
                                                                  -------------------------------
Distributions from:
  Investment income                                               (0.06)              (0.02)
  Realized gain on securities                                     (0.03)                 --
                                                                  -------------------------------
  Total distributions                                             (0.09)              (0.02)
                                                                  -------------------------------
Net asset value at end of period                                $  8.62             $  9.69
                                                                  -------------------------------
TOTAL RETURN(a)(c)                                               (10.01)%             (2.89)%
                                                                  -------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                         1.50%               1.46%(b)
Ratio of expenses to average net assets(e)                         1.50%               1.46%(b)
Ratio of expense reductions to average net assets                  0.00%               0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                        0.94%               0.52%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                        0.94%                 --
Portfolio turnover rate                                              40%                 20%
Number of shares outstanding at end of period (000's)             1,291               1,121
Net assets at end of period (000's)                             $11,134             $10,855

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.


Investment Company Act filing number 811-03738.


VL 9017 VER 10/03

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2003
                                   Prospectus


VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate funds, one of which is described in this Prospectus. The investment objective of the Money Market I Fund (the "Fund") is income through investments in short-term money market securities. The Fund is explained in more detail on its Fact Sheet contained in this Prospectus.



THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUND..............................................     3
MONEY MARKET I FUND FACT SHEET..............................     4
EXPENSE SUMMARY.............................................     5
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................     6
INVESTMENT GLOSSARY.........................................     7
  American Depositary Receipts..............................     7
  Asset-Backed Securities...................................     7
  Diversification...........................................     7
  Exchange Traded Funds.....................................     7
  Fixed Income Securities...................................     7
  Foreign Securities........................................     7
  Illiquid Securities.......................................     8
  Lending Portfolio Securities..............................     8
  Loan Participations.......................................     8
  Money Market Securities...................................     8
  Mortgage-Related Securities...............................     8
  Repurchase Agreements.....................................     9
  When-Issued Securities....................................     9
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................     9
  Investment Adviser........................................     9
  Investment Sub-Adviser....................................     9
     AIG SunAmerica Asset Management Corp. .................    10
  How VALIC Is Paid for Its Services........................    10
ACCOUNT INFORMATION.........................................    11
  Series Company Shares.....................................    11
  Buying and Selling Shares.................................    11
  How Shares are Valued.....................................    11
  Dividends and Capital Gains...............................    11
  Tax Consequences..........................................    11
FINANCIAL HIGHLIGHTS........................................    12
INTERESTED IN LEARNING MORE.................................    14

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.


Individuals can't invest in this Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.



All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.




ABOUT THE FUND

--------------------------------------------------------------------------------


The investment objective and strategies for the Fund in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to the Fund's investment objective.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 0.34%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.28%, quarter ending December 31, 2002

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             1.25%     4.15%     4.29%
30 Day CD Rate                       1.39%     3.65%     3.86%
----------------------------------------------------------------

EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts in which the Fund is offered. Please see your Contract prospectus for more details on the separate account fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable


The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                                 MONEY
                                                              MARKET I(1)
                                                              -----------
Management Fees.............................................     0.50%
Other Expenses..............................................     0.14%
Total Fund Operating Expenses...............................     0.64%
Expense Reimbursement.......................................     0.04%
Net Expenses................................................     0.60%



(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2004, subject to the termination by the Board of Directors, including a majority of the Independent Directors.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Money Market I..............................................   $ 61      $201      $  353      $  795


The expense example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


(as of May 31, 2003)

--------------------------------------------------------------------------------

MONEY MARKET I FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
        1.00%                3.78%               4.21%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                            MONEY MARKET I    NYC 30-DAY
DATE                             FUND        CD RATE INDEX
5/93                            10,000          10,000
1/94                            10,181          10,170
1/95                            10,592          10,554
1/96                            11,175          11,073
1/97                            11,732          11,574
1/98                            12,344          12,129
1/99                            12,968          12,694
1/00                            13,593          13,258
1/01                            14,416          13,898
1/02                            14,892          14,272
1/03                            15,070          14,464
5/03                            15,104          14,515

For the year ended May 31, 2003, the Money Market I Fund returned 1.00% compared to 1.20% for the NYC 30-day CD Rate Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Federal National Mtg. Assoc.
        1.19% due 6/2/03............................  3.81%
 2.   UBS Finance, Inc.
        1.35% due 6/2/03............................  3.81%
 3.   Federal Home Loan Mtg. Corp.
        1.16% due 6/3/03............................  3.81%
 4.   Federal National Mtg. Assoc.
        1.19% due 6/30/03...........................  3.81%
 5.   State Street Bank Joint Repurchase Agreement
        1.18% due 6/2/03............................  2.95%
 6.   Atlantis One Funding Corp.
        1.22% due 6/13/03...........................  2.86%
 7.   Sydney Capital, Inc.
        1.21% due 8/8/03............................  2.47%
 8.   Beta Finance, Inc.
        1.31% due 8/22/03...........................  1.91%
 9.   Sigma Finance, Inc.
        1.34% due 7/25/03...........................  1.91%
10.   Federal National Mortgage Association
        1.45% due 5/14/04...........................  1.91%

A discussion with SAAMCo

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Thus far in 2003, Federal Open Market Committee (FOMC) policymakers have held rates steady at 1.25%. Early in the year, they attributed economic weakness largely to oil price premiums and geopolitical uncertainties. At its most recent meeting, the FOMC asserted that the easing of geopolitical tensions, softening oil prices, improving markets and strengthening consumer confidence coupled with accommodative monetary policy should beget an improving economic picture over time. However, the committee did note that the timing of this recovery remains uncertain and that the threat of deflation, while minor, is indeed a risk. The aforementioned factors led the FOMC to adopt a bias toward weakness in the foreseeable future.

Given our doubts about a true economic recovery, we maintained a slightly longer duration than the Donaghue Average for the majority of the annual period.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------


The Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. The Fund's investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.


ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.


DIVERSIFICATION


The Fund's diversification policy limits the amount that the Fund may invest in certain securities. The Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.



EXCHANGE TRADED FUNDS ("ETFS")


These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund purchases an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.


FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).


Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.



FOREIGN SECURITIES


Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and Global Depositary Receipts and European Depositary Receipts.


There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.


A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.


LENDING PORTFOLIO SECURITIES

The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.


A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.


The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.


LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES

The Fund invests in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.


These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of

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investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund may invest in repurchase agreements.


The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.


WHEN-ISSUED SECURITIES


When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.




ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.


VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who make investment decisions for the Fund.


The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.


INVESTMENT SUB-ADVISER


VALIC works with an investment sub-adviser for the Fund. The sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser's role is to make investment decisions for the Fund according to the Fund's investment objectives and restrictions.



According to the agreement VALIC has with the sub-adviser, VALIC will receive investment advice for the Fund. Under this agreement VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.


The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.


The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

--------------------------------------------------------------------------------


VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.



In selecting a sub-adviser, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund.



The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-adviser's compliance with the Fund's investment objective, policies and restrictions.



THE SUB-ADVISER IS:



AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")


Harborside Financial Center, 3200 Plaza 5,


Jersey City, New Jersey 07311


SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2003, SAAMCo managed, advised and/or administered more than $10.5 billion in assets.


SAAMCo's Fixed-Income Investment Team is responsible for management of the Fund.



HOW VALIC IS PAID FOR ITS SERVICES



The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.



The Fund paid VALIC 0.50% of average daily net assets for the fiscal year ended May 31, 2003.



The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
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SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, the Series Company offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans.


BUYING AND SELLING SHARES

As a participant, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Fund in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Fund, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.



Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.



The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.


HOW SHARES ARE VALUED

The prices of the shares for the Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.



Portfolio securities and other assets are valued based on market price quotations. Securities for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of the securities, then these securities may be then fair valued as determined pursuant to procedures adopted in good faith under the direction of the Series Company's Directors. Some foreign exchanges trade on weekends or other days when the Fund does not price its shares. The amortized cost method is used to determine the values of all the Fund's investments. The amortized cost method approximates fair market value.



The Series Company calculates the net asset value of the Fund's shares at approximately 4 p.m. Eastern Time each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.


DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

For the Fund, dividends from net investment income are declared daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.


Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.


TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus or Plan document for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.


Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.




MONEY MARKET I FUND

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                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(e)      0.02         0.06         0.05         0.05
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                           --           --           --           --           --
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  0.01         0.02         0.06         0.05         0.05
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
  Realized gain on securities                                       --           --           --           --           --
                                                              ------------------------------------------------------------
  Total distributions                                            (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(b)                                                1.00%        2.14%        5.77%        5.21%        4.84%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.59%        0.60%        0.57%        0.56%        0.57%
Ratio of expenses to average net assets(d)                        0.64%        0.62%        0.58%        0.56%        0.57%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.01%        2.07%        5.59%        5.13%        4.66%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.96%          --           --           --           --
Portfolio turnover rate                                            N/A          N/A          N/A          N/A          N/A
Number of shares outstanding at end of period (000's)          524,446      734,135      579,507      484,934      347,394
Net assets at end of period (000's)                           $524,446     $734,135     $579,507     $484,934     $347,394

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
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The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.


Investment Company Act filing number 811-03738.


VL 9017 VER 10/03

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2003
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate funds (the "Funds"), four of which are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                          International Equities Fund
                               Mid Cap Index Fund
                              Money Market I Fund
                                Stock Index Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  International Equities Fund...............................     4
  Mid Cap Index Fund........................................     6
  Money Market I Fund.......................................     8
  Stock Index Fund..........................................     9
EXPENSE SUMMARY.............................................    11
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................    12
INVESTMENT GLOSSARY.........................................    15
  American Depositary Receipts..............................    15
  Asset-Backed Securities...................................    15
  Derivatives...............................................    15
  Diversification...........................................    15
  Equity Securities.........................................    15
  Exchange Traded Funds.....................................    15
  Fixed Income Securities...................................    15
  Foreign Currency..........................................    16
  Foreign Securities........................................    16
  Illiquid Securities.......................................    16
  Lending Portfolio Securities..............................    16
  Loan Participations.......................................    17
  Money Market Securities...................................    17
  Mortgage-Related Securities...............................    17
  Repurchase Agreements.....................................    17
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    18
  Temporary Defensive Investment Strategy...................    18
  When-Issued Securities....................................    18
ABOUT PORTFOLIO TURNOVER....................................    18
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    18
  Investment Adviser........................................    18
  Investment Sub-Advisers...................................    18
     AIG Global Investment Corp. ...........................    19
     AIG SunAmerica Asset Management Corp. .................    19
  How VALIC Is Paid for Its Services........................    20
ACCOUNT INFORMATION.........................................    21
  Series Company Shares.....................................    21
  Buying and Selling Shares.................................    21
  How Shares are Valued.....................................    21
  Dividends and Capital Gains...............................    21
  Tax Consequences..........................................    21
FINANCIAL HIGHLIGHTS........................................    22
INTERESTED IN LEARNING MORE.................................    25

WELCOME
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This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.


All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
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The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective. All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

INTERNATIONAL EQUITIES FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1993                                             29.87%
1994                                              7.98%
1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 6.43%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -18.79%   -4.27%     3.15%
EAFE Index                         -15.94%   -2.89%     4.00%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1993                                             12.90%
1994                                             (3.74)%
1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 12.20%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -14.90%    6.09%     11.55%
S&P MidCap 400(R) Index            -14.51%    6.41%     11.96%
---------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 0.34%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.28%, quarter ending December 31, 2002

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             1.25%     4.15%     4.29%
30 Day CD Rate                       1.39%     3.65%     3.86%
----------------------------------------------------------------

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             9.87%
1994                                             0.70%
1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 11.53%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -22.43%   -0.90%     9.02%
S&P 500(R) Index                   -22.10%   -0.58%     9.35%
---------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts in which the Fund is offered. Please see your Contract prospectus for more details on the separate account fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                              INTERNATIONAL   MID CAP      MONEY      STOCK
                                                                EQUITIES       INDEX    MARKET I(1)   INDEX
                                                              -------------   -------   -----------   -----
Management Fees.............................................      0.35%        0.30%       0.50%      0.26%
Other Expenses..............................................      0.33%        0.15%       0.14%      0.14%
Total Fund Operating Expenses...............................      0.68%        0.45%       0.64%      0.40%
Expense Reimbursement.......................................      0.00%        0.00%       0.04%      0.00%
Net Expenses................................................      0.68%        0.45%       0.60%      0.40%

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2004, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
International Equities......................................   $69       $218       $379        $847
Mid Cap Index...............................................   $46       $144       $252        $567
Money Market I..............................................   $61       $201       $353        $795
Stock Index.................................................   $41       $128       $224        $505

The expense example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(AS OF MAY 31, 2003)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITIES FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -16.64%              -5.89%               1.54%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                INTERNATIONAL
                                  EQUITIES      MSCI EAFE
DATE                                FUND          INDEX
5/93                               10,000        10,000
1/94                               11,502        11,483
1/95                               10,972        10,973
1/96                               12,758        12,742
1/97                               13,101        12,986
1/98                               14,373        14,323
1/99                               16,491        16,387
1/00                               19,757        19,541
1/01                               17,571        17,902
1/02                               12,969        13,323
1/03                               10,640        11,334
5/03                               11,650        12,642

For the year ended May 31, 2003, the International Equities Fund returned -16.64% compared to -12.30% for the MSCI EAFE Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   BP, PLC.......................................  2.42%
 2.   Vodafone Group, PLC...........................  2.33%
 3.   GlaxoSmithKline, PLC..........................  1.92%
 4.   Novartis AG...................................  1.75%
 5.   HSBC Holdings, PLC (GBP)......................  1.74%
 6.   TotalFinaElf SA, Class B......................  1.54%
 7.   Royal Dutch Petroleum Co. ....................  1.49%
 8.   Nokia Oyj.....................................  1.34%
 9.   Nestle SA.....................................  1.31%
10.   AstraZeneca, PLC..............................  1.12%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Our portfolio strategy in the geographic dimension stayed unchanged during the year. The portfolio was balanced in North America and Europe. This strategy was based on the similar prospects for growth in the economies and for corporate profits in these areas. The further sharp drop in long-term interest rates during the period and the simultaneous improvement in the growth outlook made us tilt the portfolio composition further in the direction of cyclicality and long duration.

Finally it should be noted that index derivatives (futures) are used to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
On both sides of the Atlantic, stock movements during the quarter were dominated by very sharp advances in percentage terms by previously depressed stocks. For example, in Europe, we experienced this effect in the financial sector, where many of the depressed insurance stocks with serious capital adequacy issues bounced back. In Japan, companies with strong fundamentals and a limited vulnerability from the effects of a still problematic domestic economic situation posted good returns for the fund.

MID CAP INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -9.50%                6.67%              12.19%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                               MID CAP     S&P MIDCAP 400
DATE                          INDEX FUND       INDEX
5/93                            10,000         10,000
1/94                            11,041         11,088
1/95                            10,480         10,556
1/96                            13,759         13,879
1/97                            16,694         16,925
1/98                            20,789         21,161
1/99                            24,276         24,687
1/00                            28,180         28,644
1/01                            34,529         35,405
1/02                            33,287         34,245
1/03                            27,646         28,568
5/03                            31,583         32,662

For the year ended May 31, 2003, the Mid Cap Index Fund returned -9.50% compared to -9.14% for the S&P MidCap 400(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other

--------------------------------------------------------------------------------

Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   M&T Bank Corp. ...............................  1.28%
 2.   Gilead Sciences, Inc. ........................  1.26%
 3.   Washington Post Co., Class B..................  0.84%
 4.   Affiliated Computer Services, Inc., Class A...  0.75%
 5.   Weatherford International, Ltd. ..............  0.72%
 6.   IDEC Pharmaceuticals Corp. ...................  0.71%
 7.   Mylan Laboratories, Inc. .....................  0.65%
 8.   Express Scripts, Inc., Class A................  0.62%
 9.   GreenPoint Financial Corp. ...................  0.60%
10.   Microchip Technology, Inc. ...................  0.59%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the S&P MidCap 400 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

MONEY MARKET I FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
        1.00%                3.78%               4.21%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                            MONEY MARKET I    NYC 30-DAY
DATE                             FUND        CD RATE INDEX
5/93                            10,000          10,000
1/94                            10,181          10,170
1/95                            10,592          10,554
1/96                            11,175          11,073
1/97                            11,732          11,574
1/98                            12,344          12,129
1/99                            12,968          12,694
1/00                            13,593          13,258
1/01                            14,416          13,898
1/02                            14,892          14,272
1/03                            15,070          14,464
5/03                            15,104          14,515

For the year ended May 31, 2003, the Money Market I Fund returned 1.00% compared to 1.20% for the NYC 30-day CD Rate Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Federal National Mtg. Assoc.
        1.19% due 6/2/03............................  3.81%
 2.   UBS Finance, Inc.
        1.35% due 6/2/03............................  3.81%
 3.   Federal Home Loan Mtg. Corp.
        1.16% due 6/3/03............................  3.81%
 4.   Federal National Mtg. Assoc.
        1.19% due 6/30/03...........................  3.81%
 5.   State Street Bank Joint Repurchase Agreement
        1.18% due 6/2/03............................  2.95%
 6.   Atlantis One Funding Corp.
        1.22% due 6/13/03...........................  2.86%
 7.   Sydney Capital, Inc.
        1.21% due 8/8/03............................  2.47%
 8.   Beta Finance, Inc.
        1.31% due 8/22/03...........................  1.91%
 9.   Sigma Finance, Inc.
        1.34% due 7/25/03...........................  1.91%
10.   Federal National Mortgage Association
        1.45% due 5/14/04...........................  1.91%

--------------------------------------------------------------------------------

A discussion with SAAMCo

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Thus far in 2003, Federal Open Market Committee (FOMC) policymakers have held rates steady at 1.25%. Early in the year, they attributed economic weakness largely to oil price premiums and geopolitical uncertainties. At its most recent meeting, the FOMC asserted that the easing of geopolitical tensions, softening oil prices, improving markets and strengthening consumer confidence coupled with accommodative monetary policy should beget an improving economic picture over time. However, the committee did note that the timing of this recovery remains uncertain and that the threat of deflation, while minor, is indeed a risk. The aforementioned factors led the FOMC to adopt a bias toward weakness in the foreseeable future.

Given our doubts about a true economic recovery, we maintained a slightly longer duration than the Donaghue Average for the majority of the annual period.
STOCK INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -8.44%               -1.39%               9.57%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                    STOCK INDEX   S&P 500
DATE                                   FUND        INDEX
5/93                                  10,000      10,000
1/94                                  10,825      10,885
1/95                                  10,836      10,943
1/96                                  14,988      15,173
1/97                                  18,908      19,171
1/98                                  23,935      24,330
1/99                                  31,673      32,235
1/00                                  34,827      35,572
1/01                                  34,395      35,252
1/02                                  28,739      29,560
1/03                                  22,027      22,756
5/03                                  24,934      25,786

For the year ended May 31, 2003, the Stock Index Fund returned -8.44% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   General Electric Co. .........................  3.19%
 2.   Microsoft Corp. ..............................  2.94%
 3.   Pfizer, Inc. .................................  2.76%
 4.   Exxon Mobil Corp. ............................  2.73%
 5.   Wal-Mart Stores, Inc. ........................  2.59%
 6.   Citigroup, Inc. ..............................  2.35%
 7.   Johnson & Johnson.............................  1.80%
 8.   American International Group, Inc. ...........  1.68%
 9.   International Business Machines Corp. ........  1.66%
10.   Intel Corp. ..................................  1.54%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the S&P 500 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

INVESTMENT GLOSSARY
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Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal

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government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by

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VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

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REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
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Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
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INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment

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decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.

International Equities Fund
Mid Cap Index Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & CO., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of AIG. As of June 30, 2003, AIGGIG and its affiliated asset managers ("AIG Global") had $343.9 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Mid Cap Index, Stock Index, and International Equities Funds are made by a team headed by Magali Azema-Barac, Portfolio Manager. Ms. Azema-Barac joined AIG Global in 2001 as Vice President and as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.

Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG.

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As of June 30, 2003, SAAMCo managed, advised and/or administered more than $10.5 billion in assets.
SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2003.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
International Equities Fund         0.35%
Mid Cap Index Fund                  0.30%
Money Market I Fund                 0.50%
Stock Index Fund                    0.26%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
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SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. Securities for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of the securities, then these securities may be then fair valued as determined pursuant to procedures adopted in good faith under the direction of the Series Company's Directors. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4 p.m. Eastern Time each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus or Plan document for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
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                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                              -------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  6.67     $   8.78     $  12.55     $  11.32     $  11.95
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.09(e)      0.09         0.12         0.15         0.22
  Net realized and unrealized gain (loss) on securities and
    foreign
    currency related transactions                               (1.20)       (1.07)       (2.46)        1.90         0.30
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                (1.11)       (0.98)       (2.34)        2.05         0.52
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                             (0.06)       (0.16)       (0.09)       (0.14)       (0.25)
  Realized gain on securities                                      --        (0.97)       (1.34)       (0.68)       (0.90)
                                                              -----------------------------------------------------------
  Total distributions                                           (0.06)       (1.13)       (1.43)       (0.82)       (1.15)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  5.50     $   6.67     $   8.78     $  12.55     $  11.32
                                                              -----------------------------------------------------------
TOTAL RETURN(a)(b)                                             (16.64)%     (10.66)%     (19.59)%      18.01%        4.43%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.68%        0.78%        0.42%        0.41%        0.43%
Ratio of expenses to average net assets(d)                       0.68%        0.78%        0.42%        0.41%        0.43%
Ratio of expense reductions to average net assets                0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.71%        1.16%        1.08%        1.20%        1.89%
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.71%          --           --           --           --
Portfolio turnover rate                                             0%          45%          45%          25%           8%
Number of shares outstanding at end of period (000's)          16,491       15,226       13.501       12,980       12,559
Net assets at end of period (000's)                           $90,680     $101,562     $118,524     $162,840     $142,108

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------------
                                                                 2003           2002           2001          2000         1999
                                                              ----------     ----------     ----------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $    18.01     $    19.82     $    23.73     $  25.64     $  25.27
                                                              -----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                      0.11(e)        0.13           0.19         0.22         0.23
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                          (1.88)          0.16           1.74         4.49         2.54
                                                              -----------------------------------------------------------------
  Total income (loss) from investment operations                   (1.77)          0.29           1.93         4.71         2.77
                                                              -----------------------------------------------------------------
Distributions from:
  Investment income                                                (0.10)         (0.14)         (0.19)       (0.22)       (0.23)
  Realized gain on securities                                      (0.52)         (1.96)         (5.65)       (6.40)       (2.17)
                                                              -----------------------------------------------------------------
  Total distributions                                              (0.62)         (2.10)         (5.84)       (6.62)       (2.40)
                                                              -----------------------------------------------------------------
Net asset value at end of period                              $    15.62     $    18.01     $    19.82     $  23.73     $  25.64
                                                              -----------------------------------------------------------------
TOTAL RETURN(a)(b)                                                 (9.50)%         2.03%         10.11%       21.36%       11.91%
                                                              -----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                          0.45%          0.41%          0.38%        0.36%        0.38%
Ratio of expenses to average net assets(d)                          0.45%          0.41%          0.38%        0.36%        0.38%
Ratio of expense reductions to average net assets                   0.00%          0.00%          0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                         0.77%          0.74%          0.84%        0.90%        0.92%
Ratio of net investment income (loss) to average net
  assets(d)                                                         0.77%            --             --           --           --
Portfolio turnover rate                                               10%            17%            34%          41%          41%
Number of shares outstanding at end of period (000's)             70,135         64,086         52,860       38,889       31,886
Net assets at end of period (000's)                           $1,095,294     $1,154,008     $1,047,680     $922,679     $817,573

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(e)      0.02         0.06         0.05         0.05
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                           --           --           --           --           --
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  0.01         0.02         0.06         0.05         0.05
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
  Realized gain on securities                                       --           --           --           --           --
                                                              ------------------------------------------------------------
  Total distributions                                            (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(b)                                                1.00%        2.14%        5.77%        5.21%        4.84%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.59%        0.60%        0.57%        0.56%        0.57%
Ratio of expenses to average net assets(d)                        0.64%        0.62%        0.58%        0.56%        0.57%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.01%        2.07%        5.59%        5.13%        4.66%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.96%          --           --           --           --
Portfolio turnover rate                                            N/A          N/A          N/A          N/A          N/A
Number of shares outstanding at end of period (000's)          524,446      734,135      579,507      484,934      347,394
Net assets at end of period (000's)                           $524,446     $734,135     $579,507     $484,934     $347,394

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.11     $    36.89     $    42.98     $    39.73     $    33.38
                                                           ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.35(e)        0.33           0.35           0.41           0.40
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                   (2.97)         (5.45)         (4.99)          3.59           6.51
                                                           ---------------------------------------------------------------------
  Total income (loss) from investment operations                (2.62)         (5.12)         (4.64)          4.00           6.91
                                                           ---------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.34)         (0.34)         (0.35)         (0.39)         (0.41)
  Realized gain on securities                                   (0.64)         (1.32)         (1.10)         (0.36)         (0.15)
                                                           ---------------------------------------------------------------------
  Total distributions                                           (0.98)         (1.66)         (1.45)         (0.75)         (0.56)
                                                           ---------------------------------------------------------------------
Net asset value at end of period                           $    26.51     $    30.11     $    36.89     $    42.98     $    39.73
                                                           ---------------------------------------------------------------------
TOTAL RETURN(a)(b)                                              (8.44)%       (14.16)%       (10.87)%        10.10%         20.85%
                                                           ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.40%          0.37%          0.34%          0.31%          0.32%
Ratio of expenses to average net assets(d)                       0.40%          0.37%          0.34%          0.31%          0.32%
Ratio of expense reductions to average net assets                0.00%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.39%          1.01%          0.86%          0.97%          1.13%
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.39%            --             --             --             --
Portfolio turnover rate                                             6%             6%             7%             6%             2%
Number of shares outstanding at end of period (000's)         136,800        135,870        131,180        125,003        116,731
Net assets at end of period (000's)                        $3,627,137     $4,091,054     $4,839,632     $5,373,192     $4,637,628

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.


Investment Company Act filing number 811-03738.


VL 9017 VER 10/03

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2003
                                   Prospectus


VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate funds (the "Funds"), seven of which are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.



                          International Equities Fund


                               Mid Cap Index Fund

                              Money Market I Fund
                            Nasdaq-100(R) Index Fund

                           Science & Technology Fund


                              Small Cap Index Fund


                                Stock Index Fund


THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  International Equities Fund...............................     4
  Mid Cap Index Fund........................................     6
  Money Market I Fund.......................................     8
  Nasdaq-100 Index Fund.....................................     9
  Science & Technology Fund.................................    12
  Small Cap Index Fund......................................    14
  Stock Index Fund..........................................    16
EXPENSE SUMMARY.............................................    18
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................    19
INVESTMENT GLOSSARY.........................................    24
  American Depositary Receipts..............................    24
  Asset-Backed Securities...................................    24
  Derivatives...............................................    24
  Diversification...........................................    24
  Equity Securities.........................................    24
  Exchange Traded Funds.....................................    24
  Fixed Income Securities...................................    24
  Foreign Currency..........................................    25
  Foreign Securities........................................    25
  Illiquid Securities.......................................    25
  Lending Portfolio Securities..............................    25
  Loan Participations.......................................    26
  Money Market Securities...................................    26
  Mortgage-Related Securities...............................    26
  Repurchase Agreements.....................................    26
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    27
  Temporary Defensive Investment Strategy...................    27
  When-Issued Securities....................................    27
ABOUT PORTFOLIO TURNOVER....................................    27
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    27
  Investment Adviser........................................    27
  Investment Sub-Advisers...................................    28
     AIG Global Investment Corp. ...........................    28
     AIG SunAmerica Asset Management Corp. .................    29
     T. Rowe Price Associates, Inc. ........................    29
  How VALIC Is Paid for Its Services........................    29
ACCOUNT INFORMATION.........................................    30
  Series Company Shares.....................................    30
  Buying and Selling Shares.................................    30
  How Shares are Valued.....................................    30
  Dividends and Capital Gains...............................    30
  Tax Consequences..........................................    30
FINANCIAL HIGHLIGHTS........................................    31
INTERESTED IN LEARNING MORE.................................    35

WELCOME

--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.


All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective. All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

INTERNATIONAL EQUITIES FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

INTERNATIONAL EQUITIES FUND

--------------------------------------------------------------------------------

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1993                                             29.87%
1994                                              7.98%
1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 6.43%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -18.79%   -4.27%     3.15%
EAFE Index                         -15.94%   -2.89%     4.00%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

MID CAP INDEX FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

MID CAP INDEX FUND

--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1993                                             12.90%
1994                                             (3.74)%
1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 12.20%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -14.90%    6.09%     11.55%
S&P MidCap 400(R) Index            -14.51%    6.41%     11.96%
---------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 0.34%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.28%, quarter ending December 31, 2002

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2002              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             1.25%     4.15%     4.29%
30 Day CD Rate                       1.39%     3.65%     3.86%
----------------------------------------------------------------

NASDAQ-100(R) INDEX FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND

--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company as it attempts to track the securities and weightings of the Index. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

2001                                            (32.48)%
2002                                            (38.26)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 22.10%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -38.26%       -43.53%
Nasdaq-100(R) Index                    -37.53%       -43.53%
----------------------------------------------------------------

The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ-100(R) INDEX FUND

--------------------------------------------------------------------------------

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. All percentages are calculated as of the time of purchase.

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic

SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------

developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history, and newly public companies), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.
This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 22.33%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2002      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -40.21%   -7.93%         5.33%
S&P 500(R) Index             -22.10%   -0.58%         9.96%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP INDEX FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                            15.93%
1994                                            (3.33)%
1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 17.51%.

Best quarter:  20.88%, quarter ending December 31, 2001

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

-----------------------------------------------------------------
AS OF DECEMBER 31, 2002             1 YEAR     5 YEARS   10 YEARS
-----------------------             -------    -------   --------
The Fund                            -20.82%    -1.48%     6.61%
Russell 2000(R) Index               -20.48%    -1.36%     7.15%
-----------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2003, the average market capitalization was approximately $443.5 million. The largest company had an approximate market capitalization of $1.2 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

STOCK INDEX FUND

Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

STOCK INDEX FUND

--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1993                                             9.87%
1994                                             0.70%
1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%

---------------

For the year-to-date through June 30, 2003, the Fund's return was 11.53%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2002            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -22.43%   -0.90%     9.02%
S&P 500(R) Index                   -22.10%   -0.58%     9.35%
---------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

EXPENSE SUMMARY

--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts in which the Fund is offered. Please see your Contract prospectus for more details on the separate account fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)




                                                                                    NASDAQ-
                                            INTERNATIONAL   MID CAP      MONEY      100(R)    SCIENCE &    SMALL CAP   STOCK
                                              EQUITIES       INDEX    MARKET I(1)    INDEX    TECHNOLOGY     INDEX     INDEX
                                            -------------   -------   -----------   -------   ----------   ---------   -----
Management Fees...........................      0.35%        0.30%       0.50%       0.40%      0.90%        0.35%     0.26%
Other Expenses............................      0.33%        0.15%       0.14%       0.41%      0.14%        0.17%     0.14%
Total Fund Operating Expenses.............      0.68%        0.45%       0.64%       0.81%      1.04%        0.52%     0.40%
Expense Reimbursement.....................      0.00%        0.00%       0.04%       0.00%      0.00%        0.00%     0.00%
Net Expenses..............................      0.68%        0.45%       0.60%       0.81%      1.04%(2)     0.52%     0.40%


(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2004, subject to the termination by the Board of Directors, including a majority of the Independent Directors.


(2) Through directed brokerage arrangements, a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 0.98%, for the Science & Technology Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
International Equities......................................   $ 69      $218       $379       $  847
Mid Cap Index...............................................   $ 46      $144       $252       $  567
Money Market I..............................................   $ 61      $201       $353       $  795
Nasdaq-100(R) Index.........................................   $ 83      $259       $450       $1,002
Science & Technology........................................   $106      $331       $574       $1,271
Small Cap Index.............................................   $ 53      $167       $291       $  653
Stock Index.................................................   $ 41      $128       $224       $  505


The expense example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(AS OF MAY 31, 2003)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITIES FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -16.64%              -5.89%               1.54%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                INTERNATIONAL
                                  EQUITIES      MSCI EAFE
DATE                                FUND          INDEX
5/93                               10,000        10,000
1/94                               11,502        11,483
1/95                               10,972        10,973
1/96                               12,758        12,742
1/97                               13,101        12,986
1/98                               14,373        14,323
1/99                               16,491        16,387
1/00                               19,757        19,541
1/01                               17,571        17,902
1/02                               12,969        13,323
1/03                               10,640        11,334
5/03                               11,650        12,642

For the year ended May 31, 2003, the International Equities Fund returned -16.64% compared to -12.30% for the MSCI EAFE Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   BP, PLC.......................................  2.42%
 2.   Vodafone Group, PLC...........................  2.33%
 3.   GlaxoSmithKline, PLC..........................  1.92%
 4.   Novartis AG...................................  1.75%
 5.   HSBC Holdings, PLC (GBP)......................  1.74%
 6.   TotalFinaElf SA, Class B......................  1.54%
 7.   Royal Dutch Petroleum Co. ....................  1.49%
 8.   Nokia Oyj.....................................  1.34%
 9.   Nestle SA.....................................  1.31%
10.   AstraZeneca, PLC..............................  1.12%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Our portfolio strategy in the geographic dimension stayed unchanged during the year. The portfolio was balanced in North America and Europe. This strategy was based on the similar prospects for growth in the economies and for corporate profits in these areas. The further sharp drop in long-term interest rates during the period and the simultaneous improvement in the growth outlook made us tilt the portfolio composition further in the direction of cyclicality and long duration.

Finally it should be noted that index derivatives (futures) are used to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?

On both sides of the Atlantic, stock movements during the quarter were dominated by very sharp advances in percentage terms by previously depressed stocks. For example, in Europe, we experienced this effect in the financial sector, where many of the depressed insurance stocks with serious capital adequacy issues bounced back. In Japan, companies with strong fundamentals and a limited vulnerability from the effects of a still problematic domestic economic situation posted good returns for the fund.


MID CAP INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -9.50%                6.67%              12.19%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                               MID CAP     S&P MIDCAP 400
DATE                          INDEX FUND       INDEX
5/93                            10,000         10,000
1/94                            11,041         11,088
1/95                            10,480         10,556
1/96                            13,759         13,879
1/97                            16,694         16,925
1/98                            20,789         21,161
1/99                            24,276         24,687
1/00                            28,180         28,644
1/01                            34,529         35,405
1/02                            33,287         34,245
1/03                            27,646         28,568
5/03                            31,583         32,662

For the year ended May 31, 2003, the Mid Cap Index Fund returned -9.50% compared to -9.14% for the S&P MidCap 400(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   M&T Bank Corp. ...............................  1.28%
 2.   Gilead Sciences, Inc. ........................  1.26%
 3.   Washington Post Co., Class B..................  0.84%
 4.   Affiliated Computer Services, Inc., Class A...  0.75%
 5.   Weatherford International, Ltd. ..............  0.72%
 6.   IDEC Pharmaceuticals Corp. ...................  0.71%
 7.   Mylan Laboratories, Inc. .....................  0.65%
 8.   Express Scripts, Inc., Class A................  0.62%
 9.   GreenPoint Financial Corp. ...................  0.60%
10.   Microchip Technology, Inc. ...................  0.59%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the S&P MidCap 400 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.
MONEY MARKET I FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
        1.00%                3.78%               4.21%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                            MONEY MARKET I    NYC 30-DAY
DATE                             FUND        CD RATE INDEX
5/93                            10,000          10,000
1/94                            10,181          10,170
1/95                            10,592          10,554
1/96                            11,175          11,073
1/97                            11,732          11,574
1/98                            12,344          12,129
1/99                            12,968          12,694
1/00                            13,593          13,258
1/01                            14,416          13,898
1/02                            14,892          14,272
1/03                            15,070          14,464
5/03                            15,104          14,515

For the year ended May 31, 2003, the Money Market I Fund returned 1.00% compared to 1.20% for the NYC 30-day CD Rate Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Federal National Mtg. Assoc.
        1.19% due 6/2/03............................  3.81%
 2.   UBS Finance, Inc.
        1.35% due 6/2/03............................  3.81%
 3.   Federal Home Loan Mtg. Corp.
        1.16% due 6/3/03............................  3.81%
 4.   Federal National Mtg. Assoc.
        1.19% due 6/30/03...........................  3.81%
 5.   State Street Bank Joint Repurchase Agreement
        1.18% due 6/2/03............................  2.95%
 6.   Atlantis One Funding Corp.
        1.22% due 6/13/03...........................  2.86%
 7.   Sydney Capital, Inc.
        1.21% due 8/8/03............................  2.47%
 8.   Beta Finance, Inc.
        1.31% due 8/22/03...........................  1.91%
 9.   Sigma Finance, Inc.
        1.34% due 7/25/03...........................  1.91%
10.   Federal National Mortgage Association
        1.45% due 5/14/04...........................  1.91%

--------------------------------------------------------------------------------

A discussion with SAAMCo

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Thus far in 2003, Federal Open Market Committee (FOMC) policymakers have held rates steady at 1.25%. Early in the year, they attributed economic weakness largely to oil price premiums and geopolitical uncertainties. At its most recent meeting, the FOMC asserted that the easing of geopolitical tensions, softening oil prices, improving markets and strengthening consumer confidence coupled with accommodative monetary policy should beget an improving economic picture over time. However, the committee did note that the timing of this recovery remains uncertain and that the threat of deflation, while minor, is indeed a risk. The aforementioned factors led the FOMC to adopt a bias toward weakness in the foreseeable future.

Given our doubts about a true economic recovery, we maintained a slightly longer duration than the Donaghue Average for the majority of the annual period.

NASDAQ-100(R) INDEX FUND

---------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
           1 YEAR                  SINCE INCEPTION*
---------------------------------------------------------
           -1.18%                      -33.56%
---------------------------------------------------------

* Inception date of Fund: October 1, 2000

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

DATE                              NASDAQ-100   NASDAQ-100
                                  INDEX FUND     INDEX
10/00                               10,000       10,000
12/00                                6,632        6,559
3/01                                 4,456        4,407
6/01                                 5,179        5,127
9/01                                 3,306        3,274
12/01                                4,478        4,420
3/02                                 4,097        4,072
6/02                                 2,955        2,948
9/02                                 2,334        2,335
12/02                                2,765        2,761
3/03                                 2,865        2,859
5/03                                 3,366        3,363

For the year ended May 31, 2003, the Nasdaq-100(R) Index Fund returned -1.18% compared to -0.72% for the Nasdaq-100(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  8.81%
 2.   Intel Corp. ..................................  4.64%
 3.   Cisco Systems, Inc. ..........................  4.02%
 4.   Amgen, Inc. ..................................  3.79%
 5.   QUALCOMM, Inc. ...............................  3.11%
 6.   Dell Computer Corp. ..........................  2.89%
 7.   Oracle Corp. .................................  2.78%
 8.   Comcast Corp., Class A........................  2.78%
 9.   eBay, Inc. ...................................  2.28%
10.   Nextel Communications, Inc., Class A..........  1.86%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the NASDAQ 100. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

--------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS        SINCE INCEPTION*
-------------------------------------------------------------
       -4.39%               -5.98%               7.43%
-------------------------------------------------------------

* Inception date of Fund: April 29, 1994

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                   SCIENCE &      S&P 500
DATE                            TECHNOLOGY FUND    INDEX
4/94                                10,000        10,000
1/95                                12,393        10,668
1/96                                20,206        14,792
1/97                                24,308        18,690
1/98                                23,870        23,719
1/99                                38,092        31,426
1/00                                64,085        34,679
1/01                                50,229        34,367
1/02                                25,468        28,818
1/03                                15,587        22,185
5/03                                19,175        25,139

For the year ended May 31, 2003, the Science & Technology Fund returned -4.39% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Microsoft Corp. ..............................  8.58%
 2.   Cisco Systems, Inc. ..........................  5.41%
 3.   Dell Computer Corp. ..........................  4.74%
 4.   Veritas Software Corp. .......................  3.45%
 5.   Analog Devices, Inc. .........................  2.83%
 6.   Intuit, Inc. .................................  2.76%
 7.   First Data Corp. .............................  2.62%
 8.   Maxim Integrated Products, Inc. ..............  2.60%
 9.   Applied Materials, Inc. ......................  2.55%
10.   Mercury Interactive Corp. ....................  2.29%

A discussion with T. Rowe Price

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?
Over the past year, the average Lipper Science & Technology Fund returned -8.06%, in line with the overall S&P 500 Index. Volatile swings in investor sentiment and appetite for risk created a challenging environment for technology managers. In a slow IT spending environment, we emphasized market share gainers, with sound balance sheets, and reasonable valuations.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?
Among our top overweight positions relative to our peers are software provider Microsoft, network provider Cisco Systems, and enterprise storage management producer Veritas Software. We believe Microsoft is a market share gainer with a solid balance sheet and offers an attractive risk/reward profile. Cisco is a market share leader in the enterprise networking space and Veritas remains a leader in the sales of storage software. We are underweight chipmaker Intel, and PC manufacturer Hewlett-Packard.


SMALL CAP INDEX FUND


-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -8.55%                0.47%               7.69%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                  SMALL CAP    RUSSELL 2000
DATE                              INDEX FUND      INDEX
5/93                                10,000        10,000
1/94                                11,416        11,578
1/95                                10,579        10,882
1/96                                13,682        14,141
1/97                                16,294        16,821
1/98                                19,218        19,861
1/99                                19,330        19,927
1/00                                22,804        23,463
1/01                                23,668        24,330
1/02                                22,665        23,454
1/03                                17,642        18,324
5/03                                20,972        21,821

For the year ended May 31, 2003, the Small Cap Index Fund returned -8.55% compared to -8.18% for the Russell 2000(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges

--------------------------------------------------------------------------------

included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.


                      TOP 10 HOLDINGS
 1.   Western Digital Corp. ........................  0.31%
 2.   Sandisk Corp. ................................  0.28%
 3.   Chesapeake Energy Corp. ......................  0.23%
 4.   Cree, Inc. ...................................  0.23%
 5.   Corinthian Colleges, Inc. ....................  0.23%
 6.   Crown Castle International Corp. .............  0.22%
 7.   Del Monte Foods Co. ..........................  0.21%
 8.   Smucker, J.M. Co. ............................  0.21%
 9.   Macerich Co. .................................  0.20%
10.   AGL Resources, Inc. ..........................  0.21%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?

The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the Russell 2000 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.


WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?

Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.


STOCK INDEX FUND

-------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
       1 YEAR               5 YEARS            10 YEARS
-------------------------------------------------------------
       -8.44%               -1.39%               9.57%
-------------------------------------------------------------

                          GROWTH OF $10,000 INVESTMENT


                           (CHART)

                                    STOCK INDEX   S&P 500
DATE                                   FUND        INDEX
5/93                                  10,000      10,000
1/94                                  10,825      10,885
1/95                                  10,836      10,943
1/96                                  14,988      15,173
1/97                                  18,908      19,171
1/98                                  23,935      24,330
1/99                                  31,673      32,235
1/00                                  34,827      35,572
1/01                                  34,395      35,252
1/02                                  28,739      29,560
1/03                                  22,027      22,756
5/03                                  24,934      25,786


For the year ended May 31, 2003, the Stock Index Fund returned -8.44% compared to -8.07% for the S&P 500(R) Index.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.



                      TOP 10 HOLDINGS
 1.   General Electric Co. .........................  3.19%
 2.   Microsoft Corp. ..............................  2.94%
 3.   Pfizer, Inc. .................................  2.76%
 4.   Exxon Mobil Corp. ............................  2.73%
 5.   Wal-Mart Stores, Inc. ........................  2.59%
 6.   Citigroup, Inc. ..............................  2.35%
 7.   Johnson & Johnson.............................  1.80%
 8.   American International Group, Inc. ...........  1.68%
 9.   International Business Machines Corp. ........  1.66%
10.   Intel Corp. ..................................  1.54%

A discussion with AIGGIC

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST ANNUAL PERIOD?

The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between our fund and the S&P 500 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.



WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?


Our investment decisions are dictated by index provider's decisions to add, delete, or change the weighting of an index component. While we do have the discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and, therefore, we attempt to implement all index changes coincident with the index.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.


EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal

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government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by

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VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

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REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
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Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
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INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment

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decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:


AIG GLOBAL INVESTMENT CORP.


AIG SUNAMERICA ASSET MANAGEMENT CORP.


T. ROWE PRICE ASSOCIATES, INC.



International Equities Fund


Mid Cap Index Fund

Nasdaq-100(R) Index Fund
Small Cap Index Fund

Stock Index Fund


AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & CO., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of AIG. As of June 30, 2003, AIGGIG and its affiliated asset managers ("AIG Global") had $343.9 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.


Investment decisions for the Mid Cap Index, Small Cap Index, Nasdaq-100 Index(R), Stock Index, and International Equities Funds are made by a team headed by Magali Azema-Barac, Portfolio Manager. Ms. Azema-Barac joined AIG Global in 2001 as Vice President and as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.

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Money Market I Fund


AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")

Harborside Financial Center, 3200 Plaza 5,


Jersey City, New Jersey 07311


SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2003, SAAMCo managed, advised and/or administered more than $10.5 billion in assets.


SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.



Science & Technology Fund


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $161.2 billion of assets as of June 30, 2003. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.


Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst. He earned his B.S. from the College of William and Mary and his M.B.A. from the University of Chicago.



HOW VALIC IS PAID FOR ITS SERVICES


Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2003.


                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
International Equities Fund         0.35%
Mid Cap Index Fund                  0.30%
Money Market I Fund                 0.50%
Nasdaq-100(R) Index Fund            0.40%
Science & Technology Fund           0.90%
Small Cap Index Fund                0.35%
Stock Index Fund                    0.26%


The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
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SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. Securities for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of the securities, then these securities may be then fair valued as determined pursuant to procedures adopted in good faith under the direction of the Series Company's Directors. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4 p.m. Eastern Time each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus or Plan document for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.


Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.


INTERNATIONAL EQUITIES FUND
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                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                              -------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  6.67     $   8.78     $  12.55     $  11.32     $  11.95
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.09(e)      0.09         0.12         0.15         0.22
  Net realized and unrealized gain (loss) on securities and
    foreign
    currency related transactions                               (1.20)       (1.07)       (2.46)        1.90         0.30
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                (1.11)       (0.98)       (2.34)        2.05         0.52
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                             (0.06)       (0.16)       (0.09)       (0.14)       (0.25)
  Realized gain on securities                                      --        (0.97)       (1.34)       (0.68)       (0.90)
                                                              -----------------------------------------------------------
  Total distributions                                           (0.06)       (1.13)       (1.43)       (0.82)       (1.15)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  5.50     $   6.67     $   8.78     $  12.55     $  11.32
                                                              -----------------------------------------------------------
TOTAL RETURN(a)(b)                                             (16.64)%     (10.66)%     (19.59)%      18.01%        4.43%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.68%        0.78%        0.42%        0.41%        0.43%
Ratio of expenses to average net assets(d)                       0.68%        0.78%        0.42%        0.41%        0.43%
Ratio of expense reductions to average net assets                0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.71%        1.16%        1.08%        1.20%        1.89%
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.71%          --           --           --           --
Portfolio turnover rate                                             0%          45%          45%          25%           8%
Number of shares outstanding at end of period (000's)          16,491       15,226       13.501       12,980       12,559
Net assets at end of period (000's)                           $90,680     $101,562     $118,524     $162,840     $142,108



(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.



(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d) Excludes, if any, expense reimbursements and expense reductions.



(e) The per share amounts are calculated using the average share method.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------------
                                                                 2003           2002           2001          2000         1999
                                                              ----------     ----------     ----------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $    18.01     $    19.82     $    23.73     $  25.64     $  25.27
                                                              -----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                      0.11(e)        0.13           0.19         0.22         0.23
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                          (1.88)          0.16           1.74         4.49         2.54
                                                              -----------------------------------------------------------------
  Total income (loss) from investment operations                   (1.77)          0.29           1.93         4.71         2.77
                                                              -----------------------------------------------------------------
Distributions from:
  Investment income                                                (0.10)         (0.14)         (0.19)       (0.22)       (0.23)
  Realized gain on securities                                      (0.52)         (1.96)         (5.65)       (6.40)       (2.17)
                                                              -----------------------------------------------------------------
  Total distributions                                              (0.62)         (2.10)         (5.84)       (6.62)       (2.40)
                                                              -----------------------------------------------------------------
Net asset value at end of period                              $    15.62     $    18.01     $    19.82     $  23.73     $  25.64
                                                              -----------------------------------------------------------------
TOTAL RETURN(a)(b)                                                 (9.50)%         2.03%         10.11%       21.36%       11.91%
                                                              -----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                          0.45%          0.41%          0.38%        0.36%        0.38%
Ratio of expenses to average net assets(d)                          0.45%          0.41%          0.38%        0.36%        0.38%
Ratio of expense reductions to average net assets                   0.00%          0.00%          0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                         0.77%          0.74%          0.84%        0.90%        0.92%
Ratio of net investment income (loss) to average net
  assets(d)                                                         0.77%            --             --           --           --
Portfolio turnover rate                                               10%            17%            34%          41%          41%
Number of shares outstanding at end of period (000's)             70,135         64,086         52,860       38,889       31,886
Net assets at end of period (000's)                           $1,095,294     $1,154,008     $1,047,680     $922,679     $817,573

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(e)      0.02         0.06         0.05         0.05
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                           --           --           --           --           --
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  0.01         0.02         0.06         0.05         0.05
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
  Realized gain on securities                                       --           --           --           --           --
                                                              ------------------------------------------------------------
  Total distributions                                            (0.01)       (0.02)       (0.06)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(b)                                                1.00%        2.14%        5.77%        5.21%        4.84%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.59%        0.60%        0.57%        0.56%        0.57%
Ratio of expenses to average net assets(d)                        0.64%        0.62%        0.58%        0.56%        0.57%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.01%        2.07%        5.59%        5.13%        4.66%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.96%          --           --           --           --
Portfolio turnover rate                                            N/A          N/A          N/A          N/A          N/A
Number of shares outstanding at end of period (000's)          524,446      734,135      579,507      484,934      347,394
Net assets at end of period (000's)                           $524,446     $734,135     $579,507     $484,934     $347,394

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                                 YEAR ENDED MAY 31,       OCTOBER 2, 2000*
                                                              ------------------------           TO
                                                                 2003          2002         MAY 31, 2001
                                                              ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                         $  3.40       $  5.09          $ 10.00
                                                               -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   (0.01)(f)     (0.01)            0.01
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (0.03)        (1.68)           (4.91)
                                                               -------------------------------------------
  Total income (loss) from investment operations                 (0.04)        (1.69)           (4.90)
                                                               -------------------------------------------
Distributions from:
  Investment income                                                 --            --            (0.01)
  Realized gain on securities                                       --            --               --
                                                               -------------------------------------------
  Total distributions                                               --            --            (0.01)
                                                               -------------------------------------------
Net asset value at end of period                               $  3.36       $  3.40          $  5.09
                                                               -------------------------------------------
TOTAL RETURN(a)(c)                                               (1.18)%      (33.20)%         (49.01)%
                                                               -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.81%         0.77%            0.52%(b)
Ratio of expenses to average net assets(e)                        0.81%         0.77%            0.52%(b)
Ratio of expense reductions to average net assets                 0.00%         0.00%            0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                      (0.48)%       (0.36)%           0.31%(b)
Ratio of net investment income (loss) to average net
  assets(e)                                                      (0.48)%          --               --
Portfolio turnover rate                                              6%            2               19
Number of shares outstanding at end of period (000's)           15,570         7,786            3,732
Net assets at end of period (000's)                            $52,306       $26,449          $19,005

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $     9.56     $    17.28     $    41.14     $    29.95     $    22.07
                                                           ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.05)(f)      (0.07)         (0.17)         (0.11)         (0.10)
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                   (0.37)         (6.86)        (15.86)         16.37          10.36
                                                           ---------------------------------------------------------------------
  Total income (loss) from investment operations                (0.42)         (6.93)        (16.03)         16.26          10.26
                                                           ---------------------------------------------------------------------
Distributions from:
  Investment income                                                --             --             --             --             --
  Realized gain on securities                                      --          (0.79)         (7.83)         (5.07)         (2.38)
                                                           ---------------------------------------------------------------------
  Total distributions                                              --          (0.79)         (7.83)         (5.07)         (2.38)
                                                           ---------------------------------------------------------------------
Net asset value at end of period                           $     9.14     $     9.56     $    17.28     $    41.14     $    29.95
                                                           ---------------------------------------------------------------------
TOTAL RETURN(a)(c)                                              (4.39)%       (41.26)%       (42.24)%        52.65%         48.34%
                                                           ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                       1.00%          1.00%          0.98%          0.96%          0.96%
Ratio of expenses to average net assets(e)                       1.04%          1.02%          0.98%          0.96%          0.96%
Ratio of expense reductions to average net assets                0.02%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.66)%        (0.59)%        (0.66)%        (0.40)%        (0.46)%
Ratio of net investment income (loss) to average net
  assets(e)                                                     (0.71)%           --             --             --             --
Portfolio turnover rate                                            53%           104%           176%           130%           149%
Number of shares outstanding at end of period (000's)         129,123        129,126        116,654         80,564         56,211
Net assets at end of period (000's)                        $1,180,380     $1,234,937     $2,015,574     $2,214,052     $1,683,585

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2003         2002         2001         2000         1999
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.97     $  14.11     $  15.66     $  15.84     $  17.94
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.09(f)      0.13         0.19         0.18         0.19
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        (1.12)       (0.32)        0.40         1.43        (0.74)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                 (1.03)       (0.19)        0.59         1.61        (0.55)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.08)       (0.13)       (0.19)       (0.18)       (0.19)
  Realized gain on securities                                       --        (1.82)       (1.95)       (1.61)       (1.36)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.08)       (1.95)       (2.14)       (1.79)       (1.55)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  10.86     $  11.97     $  14.11     $  15.66     $  15.84
                                                              ------------------------------------------------------------
TOTAL RETURN(a)(c)                                               (8.55)%      (1.08)%       5.23%       10.22%       (2.45)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                        0.52%        0.48%        0.44%        0.40%        0.41%
Ratio of expenses to average net assets(e)                        0.52%        0.48%        0.44%        0.40%        0.41%
Ratio of expense reductions to average net assets                 0.00%        0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.93%        1.03%        1.31%        1.12%        1.20%
Ratio of net investment income (loss) to average net
  assets(e)                                                       0.93%          --           --           --           --
Portfolio turnover rate                                             35%          34%          57%          35%          36%
Number of shares outstanding at end of period (000's)           24,411       21,473       16,769       14,596       13,890
Net assets at end of period (000's)                           $265,018     $257,046     $236,530     $228,602     $220,002


(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

(b) Annualized.
(c) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(d) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(e) Excludes, if any, expense reimbursements and expense reductions.
(f) The per share amounts are calculated using the average share method.


STOCK INDEX FUND

--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.11     $    36.89     $    42.98     $    39.73     $    33.38
                                                           ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.35(e)        0.33           0.35           0.41           0.40
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                   (2.97)         (5.45)         (4.99)          3.59           6.51
                                                           ---------------------------------------------------------------------
  Total income (loss) from investment operations                (2.62)         (5.12)         (4.64)          4.00           6.91
                                                           ---------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.34)         (0.34)         (0.35)         (0.39)         (0.41)
  Realized gain on securities                                   (0.64)         (1.32)         (1.10)         (0.36)         (0.15)
                                                           ---------------------------------------------------------------------
  Total distributions                                           (0.98)         (1.66)         (1.45)         (0.75)         (0.56)
                                                           ---------------------------------------------------------------------
Net asset value at end of period                           $    26.51     $    30.11     $    36.89     $    42.98     $    39.73
                                                           ---------------------------------------------------------------------
TOTAL RETURN(a)(b)                                              (8.44)%       (14.16)%       (10.87)%        10.10%         20.85%
                                                           ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.40%          0.37%          0.34%          0.31%          0.32%
Ratio of expenses to average net assets(d)                       0.40%          0.37%          0.34%          0.31%          0.32%
Ratio of expense reductions to average net assets                0.00%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.39%          1.01%          0.86%          0.97%          1.13%
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.39%            --             --             --             --
Portfolio turnover rate                                             6%             6%             7%             6%             2%
Number of shares outstanding at end of period (000's)         136,800        135,870        131,180        125,003        116,731
Net assets at end of period (000's)                        $3,627,137     $4,091,054     $4,839,632     $5,373,192     $4,637,628


(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

(b) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.


Investment Company Act filing number 811-03738.


VL 9017 VER 10/03

                                 VALIC COMPANY I

                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                           GOVERNMENT SECURITIES FUND
                                   GROWTH FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                              LARGE CAP GROWTH FUND
                               MID CAP INDEX FUND
                               MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                                 SMALL CAP FUND
                              SMALL CAP INDEX FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                   VALUE FUND

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                     PART B

                                 OCTOBER 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (the "Series Company"). It should be read in conjunction with the Prospectus. The SAI and the related Prospectus are both dated October 1, 2003. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.

VL 9017-SAI VER 10/03

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
General Information and History                                                                                    4
Performance and Yield Information                                                                                  5
Investment Restrictions                                                                                            7
     Fundamental Investment Restrictions                                                                           8
     Non-Fundamental Investment Restrictions                                                                       8
     Operating Policies                                                                                           10
Investment Practices                                                                                              11
     Adjustable Rate Securities                                                                                   11
     American Depositary Receipts ("ADRs")                                                                        11
     Asset-Backed Securities                                                                                      11
     Bank Obligations                                                                                             12
     Convertible Securities                                                                                       13
     Emerging Markets                                                                                             13
     Eurodollar Obligations                                                                                       14
     Exchange Traded Funds                                                                                        14
     Fixed Income Securities                                                                                      14
     Foreign Currency Exchange Transactions and Forward Contracts                                                 15
     Foreign Securities                                                                                           16
     Illiquid Securities                                                                                          17
     Interfund Borrowing and Lending Program                                                                      17
     Lending Portfolio Securities                                                                                 18
     Loan Participations                                                                                          18
     Lower Rated Debt Securities                                                                                  18
     "Moral Obligation" Bonds                                                                                     19
     Mortgage-Related Securities                                                                                  19
     Options and Futures Contracts                                                                                23
     Real Estate Securities and Real Estate Investment Trusts ("REITs")                                           30
     Repurchase Agreements                                                                                        30
     Reverse Repurchase Agreements                                                                                31
     Rule 144A Securities                                                                                         31
     Short Sales                                                                                                  31
     Standard and Poor's Depositary Receipts                                                                      31
     Swap Agreements                                                                                              32
     Variable Rate Demand Notes                                                                                   33
     Warrants                                                                                                     33
     When Issued Securities                                                                                       33
Investment Adviser                                                                                                33
     Code of Ethics                                                                                               36
Investment Sub-advisers                                                                                           36
Service Agreements                                                                                                39
Portfolio Transactions and Brokerage                                                                              40
Offering, Purchase, and Redemption of Fund Shares                                                                 44
Determination of Net Asset Value                                                                                  44
Accounting and Tax Treatment                                                                                      46
     Calls and Puts                                                                                               46
     Financial Futures Contracts                                                                                  46
     Subchapter M of the Internal Revenue Code of 1986                                                            46
     Section 817(h) of the Code                                                                                   47

                                                                                                                Page
                                                                                                                ----
Other Information                                                                                                 48
     Shareholder Reports                                                                                          48
     Voting and Other Rights                                                                                      48
     Proxy Voting Policies and Procedures of the Fund
     Custody of Assets                                                                                            49
     Index Funds                                                                                                  50
     Description of Corporate Bond Ratings                                                                        51
     Description of Commercial Paper Ratings                                                                      52
     Independent Auditors                                                                                         54
Management of the Series Company                                                                                  54
     Compensation of Independent Directors                                                                        62

GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the International Government Bond and the Nasdaq-100(R) Index, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
AGSPC Asset Allocation Fund              North American - AG Asset Allocation   Asset Allocation Fund
                                         Fund

AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund

AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund

AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund

AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund

AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund

AGSPC Mid Cap Index Fund                 North American - AG Mid Cap Index      Mid Cap Index Fund
                                         Fund

AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund

N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R) Index Fund
                                         Index Fund

AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund

AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund

AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund

AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund

N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund

N/A (new fund 10/1/2000)                 North American - Putnam                Growth Fund*
                                         Opportunities Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund

AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund

N/A (new fund 12/31/2001)                N/A                                    Value Fund

* The name changed to "Growth Fund" from "Opportunities Fund" effective the close of business on June 30, 2003.

ANNUAL AVERAGE TOTAL RETURNS AS OF MAY 31, 2003


FUND NAME                                       INCEPTION                                            SINCE
                                                     DATE      1 YEAR     5 YEARS     10 YEARS   INCEPTION
---------------------------------------------   ---------    ---------   ---------   ----------  ---------
ASSET ALLOCATION FUND                            09/06/83       1.28%       2.23%        7.86%           *
BLUE CHIP GROWTH FUND                            11/01/00      -6.74%         N/A          N/A     -13.86%
CAPITAL CONSERVATION FUND                        01/16/86      11.31%       6.72%        6.56%           *
CORE EQUITY FUND                                 04/29/94      -7.79%      -4.72%          N/A       6.99%
GOVERNMENT SECURITIES FUND                       01/16/86      12.99%       7.65%        6.84%           *
GROWTH FUND                                      10/02/00     -10.43%         N/A          N/A     -27.74%
GROWTH & INCOME FUND                             04/29/94     -11.38%      -2.13%          N/A       7.35%
HEALTH SCIENCES FUND                             11/01/00       2.97%         N/A          N/A      -8.34%
INCOME & GROWTH FUND                             12/11/00      -7.87%         N/A          N/A      -8.88%
INTERNATIONAL EQUITIES FUND                      10/02/89     -16.64%      -5.89%        1.54%           *
INTERNATIONAL GOVERNMENT BOND FUND               10/01/91      25.96%       6.14%        5.79%           *
INTERNATIONAL GROWTH I FUND                      12/11/00     -14.62%         N/A          N/A     -17.39%
LARGE CAP GROWTH FUND                            12/11/00     -12.04%         N/A          N/A     -21.72%
MID CAP INDEX FUND                               10/01/91      -9.50%       6.67%       12.19%           *
MONEY MARKET I FUND                              01/16/86       1.00%       3.78%        4.21%           *
NASDAQ-100 INDEX FUND                            10/02/00      -1.18%         N/A          N/A     -33.56%
SCIENCE & TECHNOLOGY FUND                        04/29/94      -4.39%      -5.98%          N/A       7.43%
SMALL CAP FUND                                   12/11/00     -12.34%         N/A          N/A     -10.16%
SMALL CAP INDEX FUND                             05/01/92      -8.55%       0.47%        7.69%           *
SOCIAL AWARENESS FUND                            10/02/89      -7.89%      -1.89%        9.15%           *
STOCK INDEX FUND                                 04/20/87      -8.44%      -1.39%        9.57%           *
VALUE FUND                                       12/31/01     -10.01%         N/A          N/A      -9.09%

*A Fund is required to show its annual average total return for the one-, five- and ten-year periods or for the life of the Fund if less than ten years.

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991.

The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Prior to October 1, 2000, the Core Equity Fund was known as the Growth Fund.

                        PERFORMANCE AND YIELD INFORMATION

Because you invest in a Fund through a Contract, you should be aware the performance does not reflect contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about separate account performance is available in the applicable contract prospectus.

AVERAGE ANNUAL TOTAL RETURN

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or, since inception of the Fund, are calculated according to the following formula:

         P (1+T)n = ERV

         Where:
                  P    =   A hypothetical initial Purchase Payment of $1,000.
                  T    =   Average annual total return.
                  N    =   Number of years.
                  ERV  =   Ending redeemable value of a hypothetical
                           $1,000 Purchase Payment made at the
                           beginning of the first period.

Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.

SEVEN DAY YIELDS

The yield of the Money Market I Fund is its net income expressed as a percentage of assets on an annualized basis for a seven day period. The Money Market I Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

         Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

For the period ending May 31, 2003, the Seven Day Current Yield for the Money Market I Fund was 0.66%, compounded to the Seven Day Effective Yield of 0.66%.

30 DAY CURRENT YIELD

The Capital Conservation Fund, Government Securities Fund, and the International Government Bond Fund may quote a 30 Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

         Yield = 2[(1 + NII )6 - 1]
                       -------
                   S x NAV

         Where:
                  NII  =   Net investment income (interest income,
                           plus dividend income, plus other income,
                           less fund expenses).
                  S    =   Average daily shares outstanding.
                  NAV  =   Net asset value per share on the last day of the
                           period.

The 30-Day Current Yields for the period ending May 31, 2003 were:

Capital Conservation Fund                                    2.20%
Government Securities Fund                                   2.54%
International Government Bond Fund                           2.41%

DISTRIBUTION RATE CALCULATION

The Funds may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of 0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION

All Funds except the Health Sciences Fund and the Nasdaq-100 Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION

All Funds except the Health Sciences Fund, the International Government Bond Fund, and the Nasdaq-100 Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE

All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES

All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES

All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

     100%

     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100 Index Fund
     Small Cap Index Fund
     Stock Index Fund

     30%
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund

     20%
     Blue Chip Growth Fund
     Capital Conservation Fund
     Government Securities Fund
     Money Market I Fund (payable in U.S. Dollars)
     Socially Responsible Fund

     15% or less
     Value Fund

MARGIN

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS

All Funds: To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

Each Fund, except the Money Market I Fund, may purchase ADRs. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES

The Asset Allocation Fund, the Blue Chip Growth Fund, the Capital Conservation Fund, the Core Equity Fund, the Growth Fund, the Growth & Income Fund, the Health Sciences Fund, the Income & Growth Fund, the International Growth I Fund, the International Equities Fund, the Science & Technology Fund, the Small Cap Fund, the Social Awareness Fund and the Value Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

EMERGING MARKETS

The Growth Fund, the Income & Growth Fund, the International Government Bond Fund, the International Growth I Fund and the Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

EXCHANGE TRADED FUNDS ("ETFS")

Each Fund, except the Money Market I Fund, may invest in ETFs, with the same percentage limitations as investments in registered investment companies. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade.

See the section herein regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS

Each Fund may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

LOWER RATED DEBT SECURITIES

The Capital Conservation Fund, the Income & Growth Fund, the International Government Bond Fund and the Value Fund may invest in below investment grade bonds. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

"MORAL OBLIGATION" BONDS

The Value Fund may invest in "moral obligation" bonds but does not currently intend to invest in such bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments.

MORTGAGE-RELATED SECURITIES

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, the Capital Conservation Fund and the Government Securities Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices

Each Fund, except the Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Fund, except the Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The International Equities Fund, the International Government Bond Fund and the Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, the Government Securities Fund, the Growth Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund, the Small Cap Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

From time to time, the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, except the Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The International Equities Fund and the International Government Bond Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Blue Chip Growth Fund, the Capital Conservation Fund, the Government Securities Fund, the Health Sciences Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. The Blue Chip Growth Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may also write covered put options on stock index futures contracts. The Blue Chip Growth Fund, the Health Sciences Fund, the International Equities Fund, the International Government Bond Fund and the Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the International Equities Fund and the International Government Bond Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks,
(ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Directors of the Series Company will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS

The Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Money Market I Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

STANDARD AND POOR'S DEPOSITARY RECEIPTS

The Asset Allocation Fund, the Blue Chip Growth Fund, the Growth Fund, the Health Sciences Fund, the Income & Growth Fund, the International Growth I Fund, the International Equities Fund, the Core Equity Fund, the Growth & Income Fund, the Mid Cap Index Fund, the Science & Technology Fund, the Small Cap Fund, the Small Cap Index Fund, the Social Awareness Fund, the Stock Index Fund and the Value Fund may each, consistent with its investment strategies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500(R). This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

SWAP AGREEMENTS

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Growth Fund, the International Government Bond Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 22, 2003. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective and investment program. Pursuant to the Advisory Agreement, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Series Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below; however, no fees are shown for the fiscal periods in which new Funds did not exist.

                                            INVESTMENT ADVISORY FEES PAID FOR
                                                FISCAL YEAR ENDED MAY 31,
FUND NAME                              2003           2002            2001
Asset Allocation Fund                  $  792,890     $   966,856     $ 1,121,125
Blue Chip Growth Fund                     148,039         141,282          38,263
Capital Conservation Fund                 398,255         335,236         262,895
Core Equity Fund                        4,334,282       6,153,678       8,220,974
Government Securities Fund                900,370         658,730         547,091
Growth Fund                                33,857          38,593          26,116
Growth & Income Fund                    1,310,594       1,791,932       2,232,908
Health Sciences Fund                      558,019         414,324          63,797
Income & Growth Fund                    1,459,730       1,870,710         938,779
International Equities Fund               289,208         363,601         493,297
International Government Bond Fund        624,463         503,868         559,732
International Growth I Fund             3,474,142       4,583,480       2,800,107
Large Cap Growth Fund                   3,900,263       5,552,580       3,252,656
Mid Cap Index Fund                      2,905,924       3,096,700       2,982,039
Money Market I Fund                     2,958,515       3,206,477       2,713,690

                                            INVESTMENT ADVISORY FEES PAID FOR
                                                FISCAL YEAR ENDED MAY 31,
FUND NAME                              2003           2002            2001
Nasdaq-100(R) Index Fund               $  121,446     $    96,613     $    32,370
Science & Technology Fund               8,913,172      13,917,726      26,813,049
Small Cap Fund                          4,553,763       6,046,925       3,050,218
Small Cap Index Fund                      753,478         825,705         806,532
Social Awareness Fund                   1,646,755       2,233,641       2,722,149
Stock Index Fund                        8,916,679      11,351,289      13,473,997
Value Fund                                 75,358          33,545             N/A

VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2004:

          FUND                MAXIMUM FUND EXPENSE    EXPENSE BEFORE LIMITATION
Core Equity Fund                     0.85%                      0.97%
Growth & Income Fund                 0.85%                      0.91%
Income and Growth Fund               0.83%                      0.93%
International Growth I Fund          1.06%                      1.36%
Large Cap Growth Fund                1.06%                      1.10%
Money Market I Fund                  0.60%                      0.64%
Small Cap Fund                       0.95%                      1.06%

The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

In approving the Advisory Agreement, the Board, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) (the "Independent Directors"), considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by VALIC or its affiliates in connection with providing services to the Funds, compared the fees charged by VALIC to those paid by similar funds for comparable services, and analyzed the expenses incurred by VALIC with respect to each Fund. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Additionally, the Board considered that although the Investment Sub-Advisory Agreements ("Sub-Advisory Agreements") gives the Sub-adviser the authority to make investment decisions for each Fund, VALIC monitors the performance of the Sub-adviser and retains the responsibility for the overall management of each Fund. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and VALIC's services, and benefits potentially accruing to VALIC and its affiliates from securities lending, administrative and brokerage relationships with affiliates of VALIC, if any, as well as research services received by VALIC from broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Agreement was in the best interests of each Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.

The Advisory Agreement may be continued with respect to any Fund if specifically approved at least annually by (a) (i) the Series Company's Board of Directors or
(ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for this purpose. The Advisory Agreement also provides that it shall terminate automatically if assigned. The Advisory Agreement may be terminated as to any Fund at any time by the Series Company's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty.

Additionally, under the Advisory Agreement, VALIC shall not be liable to the Series Company, or any shareholder in the Series Company, for any act or omission in rendering services under the Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics in compliance with the 1940 Act and the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). This Code of Ethics is designed to detect and prevent violations of the Advisers Act and the 1940 Act through established procedures and restrictions concerning certain employee personal investment trading activities.

                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

FUND NAME                           SUB-ADVISER NAME
---------                           ----------------
Asset Allocation Fund               AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund               T. Rowe Price Associates, Inc. ("T. Rowe Price")
Capital Conservation Fund           AIGGIC
Core Equity Fund                    Wellington  Management  Company, LLP ("Wellington  Management")
                                    and WM Advisors, Inc. ("WMA")
Government Securities Fund          AIGGIC
Growth Fund                         Putnam Investment Management, LLC ("Putnam")
Growth & Income Fund                AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                T. Rowe Price
Income & Growth Fund                American Century Investment Management, Inc. ("American Century")
International Equities Fund         AIGGIC
International Government Bond Fund  AIGGIC
International Growth I Fund         American Century
Large Cap Growth Fund               SAAMCo
Mid Cap Index Fund                  AIGGIC
Money Market I Fund                 SAAMCo
Nasdaq-100(R) Index Fund            AIGGIC
Science & Technology Fund           T. Rowe Price
Small Cap Fund                      Founders Asset Management LLC ("Founders") and T. Rowe Price
Small Cap Index Fund                AIGGIC
Social Awareness Fund               AIGGIC
Stock Index Fund                    AIGGIC
Value Fund                          Putnam

In selecting Sub-advisers, the Series Company's Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Investment Sub-Advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

In approving the Investment Sub-advisory Agreements, the Board, including the independent Directors, considered the reasonableness of the fee paid to the Sub-advisers by VALIC in light of the extent and quality of the advisory services provided and any additional benefits received by the Sub-advisers or their affiliates in connection with providing services to the Funds and compared the fees charged by the Sub-advisers to those paid by similar funds for comparable services. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and the Sub-adviser's services, and benefits potentially accruing to the Sub-adviser and its affiliates from securities lending, administrative and brokerage relationships with broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Sub-Advisory Agreements was in the best interests of each Portfolio and its shareholders. The independent Directors were advised by separate independent legal counsel throughout the process.

The Investment Sub-Advisory Agreements provide that the Sub-advisers will bear the expense of discharging their responsibilities.

For the fiscal years ended May 31, 2003, 2002, and 2001, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below; however, no fees are shown for the fiscal periods in which Funds did not exist.

FUND NAME                            SUB-ADVISER NAME                       2003             2002              2001
Asset Allocation Fund                AIGGIC                           $  396,445       $  220,001               N/A

Blue Chip Growth Fund                T. Rowe Price                        71,661           66,914        $   29,932

Capital Conservation Fund            AIGGIC                              199,128           72,491               N/A

Core Equity Fund                     Wellington                          693,723        1,492,136         1,391,010
                                     Management, from
                                     09/01/1999 to present

                                     WMA, from 01/01/2002                734,848          397,407               N/A
                                     to present


Government Securities Fund           AIGGIC                              450,185          139,763               N/A

Growth Fund                          Putnam                               19,601           22,343            14,367

Growth & Income Fund                 SAAMCo                              436,865          239,639               N/A

Health Sciences Fund                 T. Rowe Price                       327,719          239,914            73,923

Income & Growth Fund                 American Century                    833,301        1,046,797           727,350

International Equities Fund          AIGGIC                               82,631           41,608               N/A

International Government Bond        AIGGIC                              312,232          103,592               N/A
Fund

FUND NAME                            SUB-ADVISER NAME                       2003             2002              2001
International Growth I Fund          American Century                 $2,160,778       $2,769,887        $2,166,787

Large Cap Growth Fund                Founders                          1,436,939        2,268,545         1,838,012

Mid Cap Index Fund                   AIGGIC                              207,474           97,985               N/A

Money Market I Fund                  SAAMCo                              710,043          323,820               N/A

Nasdaq-100(R) Index Fund             AIGGIC, from                         45,542           36,230               N/A
                                     01/01/2002 to present

                                     American General                        N/A              N/A            17,134
                                     Investment
                                     Management, L.P.
                                     ("AGIM"), prior to
                                     01/01/2002*

Science & Technology Fund            T. Rowe Price                     5,570,342        8,424,207         7,415,473

Small Cap Fund                       Founders                          1,408,460        1,456,431         2,534,152

                                     T. Rowe Price                     1,362,224        2,200,783               N/A

Small Cap Index Fund                 AIGGIC                               58,056           27,007               N/A

Social Awareness Fund                AIGGIC                              823,377          453,785               N/A

Stock Index Fund                     AIGGIC                              536,667          260,056               N/A

Value Fund                           Putnam                               48,306           21,503               N/A

* AGIM served as Sub-adviser to the Fund from its inception through December 31, 2001.

The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

American Century is a wholly-owned subsidiary of American Century Companies, Inc. AIGGIC is a wholly-owned subsidiary of AIG. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Putnam is owned by Marsh & McLennan Companies, Inc. and the firms senior professionals, except for a minority stake. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Wellington Management is a limited independent partnership owned entirely by 75 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.

The Investment Sub-Advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Series Company's Board of Directors who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Series Company's Board of Directors or a majority of the relevant Fund's outstanding voting securities.

The Investment Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Investment Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-adviser, the Series Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice. Such termination shall be without the payment of any penalty.

The Investment Sub-Advisory Agreements provide that the Sub-advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Investment Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-advisers.

                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has service agreements with VALIC and SAAMCo to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2003, 2002, and 2001, respectively, the Funds paid VALIC and SAAMCo the following administrative services fees. No fees are shown for the fiscal periods in which the Funds did not exist.

        FUND NAME                          2003          2002           2002         2001
                                          SAAMCo        SAAMCo         VALIC         VALIC
                                                      (10/2001-      (06/2001-
                                                       05/2002)        09/30)
Asset Allocation Fund                 $   111,005    $   88,531    $   46,616     $   74,403
Blue Chip Growth Fund                      12,953         8,827         3,535          1,900
Capital Conservation Fund                  55,756        32,797        13,943         17,695
Core Equity Fund                          379,250       346,331       192,789        339,823
Government Securities Fund                126,052        63,587        28,463         36,899
Growth Fund                                 2,456         1,949           937            962
Growth & Income Fund                      122,322       108,610        58,393         98,480
Health Sciences Fund                       39,061        25,759         3,243          2,638
Income & Growth Fund                      132,703       112,210        62,061         45,018
International Equities Fund                67,842        64,141            --         42,196
International Government Bond Fund         87,425        72,100            --         33,551
International Growth I Fund               243,190       205,852       116,113        101,522
Large Cap Growth Fund                     287,388       261,913       136,309        117,984
Mid Cap Index Fund                        673,659       492,295       238,431        333,236
Money Market I Fund                       414,192       311,750       137,503        182,636
Nasdaq-100(R)Index Fund                    21,253        12,368         4,545          3,076
Science & Technology Fund                 693,247       688,372       397,581        968,574
Small Cap Fund                            354,181       311,048       159,091        124,736
Small Cap Index Fund                      150,696       111,619        53,698         77,106
Social Awareness Fund                     230,546       204,697       108,521        180,156
Stock Index Fund                        2,356,670     1,983,946     1,051,235      1,722,988
Value Fund                                  6,763         3,010            --            N/A

For the fiscal years ended May 31, 2003, 2002 and 2001, respectively, the Funds paid VALIC the following transfer agent fees. No fees are shown for the fiscal periods in which the Funds did not exist.

FUND NAME                                         2003         2002         2001
Asset Allocation Fund                          $ 1,887      $ 1,884      $ 1,400
Blue Chip Growth Fund                            1,259          875           47
Capital Conservation Fund                        1,910        1,340          346
Core Equity Fund                                 2,511        4,342        6,242
Government Securities Fund                       2,517        2,043          733
Growth Fund                                      2,519        1,671           27
Growth & Income Fund                             1,886        2,150        1,807
Health Sciences Fund                             1,259          917           63
Income & Growth Fund                             1,256        1,579        1,223
International Equities Fund                     11,053        6,387          850
International Government Bond Fund                 645          561          699
International Growth I Fund                      1,327        2,591        2,812
Large Cap Growth Fund                            1,255        2,425        3,266
Mid Cap Index Fund                              11,650       10,368        6,415
Money Market I Fund                             24,937        3,197        3,677
Nasdaq-100(R)Index Fund                          6,626        3,630           79
Science & Technology Fund                        9,144       10,503       16,498
Small Cap Fund                                   1,249        3,324        3,401
Small Cap Index Fund                             8,514        5,260        1,447
Social Awareness Fund                            1,732        2,863        3,332
Stock Index Fund                                17,129       25,533       32,272
Value Fund                                       1,192          554          N/A

PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2003, the portfolio turnover rate was higher than the previous year for the Capital Conservation Fund and the Government Securities Fund due to repositioning based on market conditions.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100 Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, the Growth & Income Fund, the Opportunities Fund, the Income & Growth Fund, the International Growth I Fund, the Large Cap Growth Fund, the Health Sciences Fund, the Small Cap Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.

Directed brokerage: A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

The following chart reflects the directed brokerage activity for the periods ended May 31, 2003 and 2002.

-------------------------  ------------------  ---------------  ------------------  ---------------
                           Fiscal Year Ending  % of Net Assets  Fiscal Year Ending  % of Net Assets
-------------------------  ------------------  ---------------  ------------------  ---------------
                               05/31/2003         05/31/2003        05/31/2002         05/31/2002
-------------------------  ------------------  ---------------  ------------------  ---------------
VC I
     Core Equity Fund                $273,263          0.05%          $143,630              0.02%
     Blue Chip Fund                     5,039          0.03%                11              0.00%
     Growth Fund                        1,957          0.05%               800              0.02%
     Health Sciences Fund              14,735          0.03%               578              0.00%
     Science & Technology             170,767          0.02%             6,959              0.00%
-------------------------  ------------------  ---------------  ------------------  ---------------

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.


The following table lists brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2003, 2002 and 2001. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.



                           2003 BROKERAGE COMMISSIONS



                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                           OF TRANSACTIONS
                                                                                      PERCENTAGE OF      INVOLVING PAYMENTS
                                           AGGREGATE             AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                           BROKERAGE               AFFILIATED          TO AFFILIATED          AFFILIATED
      FUND                                 COMMISSION            BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
      ----                                 ----------            ---------------      ---------------       --------------
Asset Allocation Fund                        $45,549                   --                0.00%                  0.00%
Blue Chip Growth Fund                         23,870                   --                0.00%                  0.00%
Capital Conservation Fund                         --                   --                0.00%                  0.00%
Core Equity Fund                             520,339                   --                0.00%                  0.00%
Government Securities Fund                        --                   --                0.00%                  0.00%
Growth Fund                                    7,718                   --                0.00%                  0.00%
Growth & Income Fund                         645,480                   --                0.00%                  0.00%
Health Sciences Fund                         191,445                   --                0.00%                  0.00%
Income & Growth Fund                         681,961                 $432                0.06%                  0.07%
International Equities Fund                    3,271                   --                0.00%                  0.00%
International Government Bond Fund                --                   --                0.00%                  0.00%
International Growth I Fund                2,207,651               93,191                4.22%                  1.53%
Large Cap Growth Fund                      1,362,504                   --                0.00%                  0.00%
Mid Cap Index Fund                            80,282                   --                0.00%                  0.00%
Money Market I Fund                               --                   --                0.00%                  0.00%
Nasdaq-100(R) Index Fund                      22,377                   --                0.00%                  0.00%
Science & Technology Fund                  1,993,818                   --                0.00%                  0.00%
Small Cap Fund                             1,731,027                   --                0.00%                  0.00%


                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                           OF TRANSACTIONS
                                                                                      PERCENTAGE OF      INVOLVING PAYMENTS
                                           AGGREGATE             AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                           BROKERAGE               AFFILIATED          TO AFFILIATED          AFFILIATED
      FUND                                 COMMISSION            BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
      ----                                 ----------            ---------------      ---------------       --------------
Small Cap Index Fund                          52,639                   --                0.00%                  0.00%
Social Awareness Fund                        329,894                   --                0.00%                  0.00%
Stock Index Fund                             186,297                   --                0.00%                  0.00%
Value Fund                                    13,777                   --                0.00%                  0.00%






* The affiliated broker-dealer that affected transactions with the indicated Funds was J.P. Morgan/Chase.


                           2002 BROKERAGE COMMISSIONS

                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                    PERCENTAGE OF         INVOLVING PAYMENTS
                                            AGGREGATE        AMOUNT PAID TO        COMMISSIONS PAID       OF COMMISSIONS TO
                                            BROKERAGE          AFFILIATED            TO AFFILIATED           AFFILIATED
      FUND                                 COMMISSION       BROKER-DEALERS*         BROKER-DEALERS*        BROKER-DEALERS
      ----                                 ----------       ---------------         ---------------        --------------
Asset Allocation Fund                         $2,651                   --                0.00%                  0.00%
Blue Chip Growth Fund                         21,181                   --                0.00%                  0.00%
Capital Conservation Fund                         --                   --                  N/A                  0.00%
Core Equity Fund                             727,134                   --                0.00%                  0.00%
Government Securities Fund                        --                   --                  N/A                  0.00%
Growth & Income Fund                         722,586                   --                0.00%                  0.00%
Growth Fund                                    7,392              $     4                0.05%                  0.30%
Health Sciences Fund                          83,908                   --                0.00%                  0.00%
Income & Growth Fund                         264,114                1,560                0.56%                  0.00%
International Equities Fund                  134,502                   --                0.00%                  0.00%
International Government Bond Fund               864                   --                0.00%                  0.00%
International Growth I Fund                3,307,241               82,476                2.27%                  0.00%
Large Cap Growth Fund                      1,835,723                   --                0.00%                  0.00%
Mid Cap Index Fund                            69,155                   --                0.00%                  0.00%
Money Market I Fund                               --                   --                  N/A                  0.00%
Nasdaq-100 Index Fund                          1,299                   --                0.00%                  0.00%
Science & Technology Fund                  2,861,763                   --                0.00%                  0.00%
Small Cap Fund                               852,013                   --                0.00%                  0.00%
Small Cap Index Fund                          90,491                   --                0.00%                  0.00%
Social Awareness Fund                        223,957                   --                0.00%                  0.00%
Stock Index Fund                             131,698                   --                0.00%                  0.00%
Value Fund                                    14,912                    5                0.03%                  0.04%

* The affiliated broker-dealers that effected transactions with the indicated Funds include J.P. Morgan/Chase and Royal Alliance Associates, Inc.

                           2001 BROKERAGE COMMISSIONS


                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                     PERCENTAGE OF       INVOLVING PAYMENTS
                                           AGGREGATE            AMOUNT PAID TO      COMMISSIONS PAID       OF COMMISSIONS TO
                                           BROKERAGE              AFFILIATED         TO AFFILIATED          AFFILIATED
               FUND                        COMMISSION           BROKER-DEALERS*      BROKER-DEALERS*        BROKER-DEALERS
               ----                        ----------           ---------------      ---------------        --------------
Asset Allocation Fund                         $7,236                   --                0.00%                  0.00%
Blue Chip Growth Fund                          8,040                   --                0.00%                  0.00%
Capital Conservation Fund                         --                   --                0.00%                  0.00%
Core Equity Fund                           1,255,358                   --                0.00%                  0.00%
Government Securities Fund                       975                   --                0.00%                  0.00%
Growth & Income Fund                         211,136                   --                0.00%                  0.00%


                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                     PERCENTAGE OF       INVOLVING PAYMENTS
                                           AGGREGATE            AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                           BROKERAGE              AFFILIATED         TO AFFILIATED           AFFILIATED
               FUND                        COMMISSION           BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
               ----                        ----------           ---------------      ---------------        --------------

Growth Fund                                    4,384                  120                2.74%                  2.37%
Health Sciences Fund                          16,359                   --                0.00%                  0.00%
Income & Growth Fund                         207,432                1,040                0.50%                  0.14%
International Equities Fund                       --                   --                0.00%                  0.00%
International Government Bond Fund                --                   --                0.00%                  0.00%
International Growth I Fund                3,232,604                8,434                0.26%                  0.22%
Large Cap Growth Fund                        846,629                   --                0.00%                  0.00%
Mid Cap Index Fund                           195,042                   --                0.00%                  0.00%
Money Market I Fund                               --                   --                0.00%                  0.00%
Nasdaq-100 Index Fund                          8,053                   --                0.00%                  0.00%
Science & Technology Fund                  3,490,609                   --                0.00%                  0.00%
Small Cap Fund                               731,711                   --                0.00%                  0.00%
Small Cap Index Fund                         124,760                   --                0.00%                  0.00%
Social Awareness Fund                        156,856                   --                0.00%                  0.00%
Stock Index Fund                             212,991                   --                0.00%                  0.00%


* The affiliated broker-dealers that effected transactions with the indicated Funds include J.P. Morgan/Chase and Royal Alliance Associates.

The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2003.

                                                                          VALUE
FUND                         BROKER DEALER                               (000'S)               DEBT OR EQUITY
----                         -------------                               -------               --------------
Asset Allocation             State Street Bank & Trust Co.             $    62                     Equity
                             Bear Stearns Cos., Inc.                        37                     Equity
                             Goldman Sachs Group, Inc.                     510                     Equity
                             JP Morgan Chase & Co.                         537                     Equity
                             Lehman Brothers Holdings, Inc.                 85                     Equity
                             Merrill Lynch & Co., Inc.                     355                     Equity
                             Morgan Stanley                                579                     Equity
                             JP Morgan Chase & Co.                         146                      Debt
                             Bear Stearns Cos., Inc.                       342                      Debt
                             Credit Suisse First Boston USA, Inc.          157                      Debt
                             Goldman Sachs Group, Inc.                     171                      Debt
                             Lehman Brothers Holdings, Inc.                181                      Debt
                             Morgan Stanley                                280                      Debt
                             Salomon Smith Barney Holdings, Inc.           165                      Debt
                             State Street Bank & Trust Co.              12,273                      Debt

Blue Chip Growth             State Street Bank & Trust Co.                 245                     Equity
                             Goldman Sachs Group, Inc.                     212                     Equity
                             Legg Mason, Inc.                               97                     Equity
                             Merrill Lynch & Co., Inc.                     247                     Equity
                             Morgan Stanley                                210                     Equity

Capital Conservation         JP Morgan Chase & Co                          226                      Debt
                             Bear Stearns Cos., Inc.                       534                      Debt
                             Credit Suisse First Boston USA, Inc.          246                      Debt
                             Goldman Sachs Group, Inc.                     265                      Debt
                             Lehman Brothers Holdings, Inc.                241                      Debt
                             Morgan Stanley                                222                      Debt
                             Salomon Smith Barney Holdings, Inc.           220                      Debt
                             State Street Bank & Trust Co.               5,643                      Debt


Core Equity                  State Street Bank & Trust Co.               1,927                    Equity
                             Goldman Sachs Group, Inc.                   2,384                    Equity
                             Merrill Lynch & Co., Inc.                   3,878                    Equity
                             State Street Bank & Trust Co.              12,587                     Debt

Government Securities        State Street Bank & Trust Co.               3,939                     Debt

Growth                       State Street Bank & Trust Co.                  23                    Equity
                             State Street Bank & Trust Co.                 156                      Debt

Growth & Income              JP Morgan Chase & Co                        2,300                    Equity
                             Lehman Brothers Holdings, Inc.              1,074                    Equity
                             Merrill Lynch & Co., Inc.                   2,165                    Equity
                             Morgan Stanley                              2,288                    Equity
                             State Street Bank & Trust Co.               3,753                     Debt

Income & Growth              Bear Stearns                                  263                     Equity
                             Goldman Sachs Group, Inc.                     253                     Equity
                             Merrill Lynch & Co., Inc.                   1,520                    Equity
                             Morgan Stanley                              1,382                    Equity
                             State Street Bank & Trust Co.                 550                      Debt

International Equities       ABN Amro Holding NV                           404                     Equity
                             Credit Suisse Group                           435                     Equity
                             Deutsche Bank AG                              469                     Equity
                             Mizuho Financial Group, Inc.                   61                     Equity
                             State Street Bank & Trust Co.               1,269                     Debt

International Government     State Street Bank & Trust Co.               5,025                     Debt
Bond

International Growth I       Credit Suisse Group                         4,002                    Equity
                             Deutsche Bank AG                            3,532                    Equity
                             State Street Bank & Trust Co.               5,410                     Debt

Large Cap Growth             JP Morgan Chase & Co                        3,943                    Equity
                             Lehman Brothers Holdings, Inc.              5,372                    Equity
                             Merrill Lynch & Co., Inc.                   5,196                    Equity
                             Morgan Stanley                              4,575                    Equity
                             State Street Bank & Trust Co.               5,886                     Debt

Mid Cap Index                Investment Technology Group, Inc.             894                    Equity
                             State Street Bank & Trust Co.              20,357                     Debt

Money Market I               State Street Bank & Trust Co.              15,477                     Debt

Nasdaq-100(R) Index          State Street Bank & Trust Co.               4,537                     Debt

Small Cap Index              Jefferies Group, Inc.                         299                    Equity
                             State Street Bank & Trust Co.               8,360                     Debt

Social Awareness             State Street Bank & Trust Co.               1,341                    Equity
                             Goldman Sachs Group, Inc.                   1,223                    Equity
                             JP Morgan Chase & Co.                       2,629                    Equity
                             Lehman Brothers Holdings, Inc.                903                    Equity

                             Merrill Lynch & Co., Inc.                   1,678                    Equity
                             Morgan Stanley                              2,745                    Equity
                             State Street Bank & Trust Co.               5,985                     Debt

Stock Index                  State Street Bank & Trust Co.               5,149                    Equity
                             Bear Stearns Cos., Inc.                     3,106                    Equity
                             Goldman Sachs Group, Inc.                  15,567                    Equity
                             JP Morgan Chase & Co.                      26,548                    Equity
                             Lehman Brothers Holdings, Inc.              7,027                    Equity
                             Merrill Lynch & Co., Inc.                  16,246                    Equity
                             Morgan Stanley                             20,057                    Equity
                             State Street Bank & Trust Co.               3,799                     Debt

Value                        State Street Bank & Trust Co.                  29                    Equity
                             Goldman Sachs Group, Inc.                       6                    Equity
                             Merrill Lynch & Co., Inc.                     124                    Equity
                             Morgan Stanley                                 15                    Equity

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Series Company's Board of Directors. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Series Company's Board of Directors, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

All of the assets of the Money Market I Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Money Market I Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market I Fund's net asset value might still decline.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PASSIVE FOREIGN INVESTMENT COMPANIES

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(h) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS

The Series Company has an authorized capitalization of 22 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 22 classes comprising 750 million to 1 billion shares each. Each of the 22 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting Rights" in the Contract Prospectus for a discussion of the manner in which shares of the Fund are voted.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their contract. See the contract prospectus for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.



The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2003, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):


                                                        VALIC         AIGAIC          AGL
                                                        -----         ------          ---
Asset Allocation Fund                                    99.95%            *            *
Blue Chip Growth Fund                                   100.00%            *            *
Capital Conservation Fund                               100.00%            *            *
Core Equity Fund                                        100.00%            *            *
Government Securities Fund                               88.55%       11.45%            *
Growth Fund                                              87.33%       12.67%            *
Growth & Income Fund                                     92.91%        7.09%            *
Health Sciences Fund                                    100.00%            *            *
Income & Growth Fund                                    100.00%            *            *
International Equities Fund                              93.80%            *            *
International Government Bond Fund                      100.00%            *            *
International Growth I Fund                             100.00%            *            *
Large Cap Growth Fund                                   100.00%            *            *
Mid Cap Index Fund                                       97.53%            *            *
Money Market I Fund                                      82.64%            *       13.51%
Nasdaq-100(R) Index Fund                                 94.62%            *        5.37%
Science & Technology Fund                                99.82%            *            *
Small Cap Fund                                          100.00%            *            *
Small Cap Index Fund                                     99.02%            *            *
Social Awareness Fund                                   100.00%            *            *
Stock Index Fund                                         93.32%            *            *
Value Fund                                              100.00%            *            *

As of May 31, 2003, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND

Proxy Voting Responsibility

The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Fund and the Fund's adviser, VALIC. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

The Fund has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the subadviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of the Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:

      -     Vote with management recommendations on most corporate matters;

      - Vote with management recommendations on proposals to increase or decrease authorized common stock;

      - Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

      - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

      -     Vote against most shareholder proposals;

      - Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;(1) and

      - Not vote proxies for index funds/portfolios and passively managed funds.(2)

Conflicts of Interest

Senior management of the Fund and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Fund and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

Proxy Voting Records

The IRRC will maintain records of voting decisions for each vote cast of behalf of the Fund. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Fund will make available its proxy voting record for the one-year period ending on June 30th.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.



--------
(1) In these circumstances, the fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The fund will either retain or sell the securities according to the best interests of the fund's shareholders.

(2) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, serve as independent auditors of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.

INDEPENDENT
DIRECTORS

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                                POSITIONS                                            OVERSEEN
           NAME, ADDRESS AND      HELD     DATE SERVICE   PRINCIPAL OCCUPATION (S)      BY         OTHER DIRECTORSHIPS HELD
             DATE OF BIRTH      WITH FUND     BEGAN          DURING PAST 5 YEARS     DIRECTOR(1)         BY DIRECTOR(2)
------------------------------  ---------  -------------  ------------------------  -----------  -----------------------------------
DR. JUDITH L. CRAVEN            Director   August, 1998   Retired Administrator.    72           Trustee, VALIC Company II
2929 Allen Parkway                                                                               (1998-Present);
Houston, Texas 77019                                                                             Director/Trustee, SunAmerica
10/06/45                                                                                         Senior Floating Rate Fund,
                                                                                                 Inc., SunAmerica Income Funds,
                                                                                                 SunAmerica Equity Funds,
                                                                                                 SunAmerica Style Select
                                                                                                 Series, Inc., SunAmerica
                                                                                                 Strategic Investment Series,
                                                                                                 SunAmerica Money Market Funds
                                                                                                 (2001-Present); Director, A.G.
                                                                                                 Belo Corporation, a media
                                                                                                 company (1992-Present);
                                                                                                 Director SYSCO Corporation, a
                                                                                                 food marketing and
                                                                                                 distribution company
                                                                                                 (1996-Present); Director,
                                                                                                 Luby's, Inc., a restaurant
                                                                                                 chain (1998-Present; Director,
                                                                                                 University of Texas Board of
                                                                                                 Regents (2001-Present);
                                                                                                 Formerly, Director, Compaq
                                                                                                 Computer Corporation
                                                                                                 (1992-2002); Director/Trustee,
                                                                                                 CypressTree Senior Floating
                                                                                                 Rate Fund, Inc., North
                                                                                                 American Funds, North American
                                                                                                 Senior Floating Rate Fund,
                                                                                                 Inc. (2000-2001); Director,
                                                                                                 Houston Branch of the Federal
                                                                                                 Reserve Bank of Dallas
                                                                                                 (1992-2000).


--------

(1) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company, SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (12 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), the Series Company (22 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios) and Anchor Pathway Fund (7 series).

(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                                POSITIONS                                            OVERSEEN
           NAME, ADDRESS AND      HELD     DATE SERVICE   PRINCIPAL OCCUPATION (S)      BY          OTHER DIRECTORSHIPS HELD
             DATE OF BIRTH      WITH FUND     BEGAN          DURING PAST 5 YEARS     DIRECTOR(1)          BY DIRECTOR(2)
------------------------------  ---------  -------------  ------------------------  ------------  ----------------------------------
WILLIAM F. DEVIN                Director   October, 2001  Member, Board of          72            Trustee, VALIC Company  II
2929 Allen Parkway                                        Governors, Boston Stock                 (2001-Present);
Houston, Texas 77019                                      Exchange                                Director/Trustee, SunAmerica
12/30/38                                                  (1985-Present).                         Senior Floating Rate Fund,
                                                                                                  Inc., SunAmerica Income Funds,
                                                                                                  SunAmerica Equity Funds,
                                                                                                  SunAmerica Style Select
                                                                                                  Series, Inc., SunAmerica
                                                                                                  Strategic Investment Series,
                                                                                                  SunAmerica Money Market Funds
                                                                                                  (2001-Present).  Formerly,
                                                                                                  Director/Trustee, CypressTree
                                                                                                  Senior Floating Rate Fund,
                                                                                                  Inc., North American Funds,
                                                                                                  North American Senior Floating
                                                                                                  Rate Fund, Inc. (1997-2001).

DR. TIMOTHY J. EBNER            Director   August, 1998   Professor and Head,       37            Trustee, VALIC Company II
2929 Allen Parkway                                        Department of                           (1998-Present).  Formerly,
Houston, Texas 77019                                      Neuroscience, and                       Director/Trustee, CypressTree
07/15/49                                                  Visscher Chair of                       Senior Floating Rate Fund,
                                                          Physiology, University                  Inc., North American Funds,
                                                          of Minnesota                            North American Senior Floating
                                                          (1999-Present).                         Rate Fund, Inc. (2000-2001).
                                                          Formerly, Director,
                                                          Graduate Program in
                                                          Neuroscience,
                                                          University of Minnesota
                                                          (1995-1999); Professor
                                                          of Neurosurgery,
                                                          University of Minnesota
                                                          (1980-1999).

JUDGE GUSTAVO E. GONZALES, JR.  Director   August, 1998   Municipal Court Judge,    37            Trustee, VALIC Company II
2929 Allen Parkway                                        Dallas, Texas                           (1998-Present); Formerly,
Houston, Texas 77019                                      (1995-Present).                         Director/Trustee, CypressTree
07/27/40                                                                                          Senior Floating Rate Fund,
                                                                                                  Inc., North American Funds,
                                                                                                  North American Senior Floating
                                                                                                  Rate Fund, Inc. (2000-2001);
                                                                                                  Director, Downtown Dallas YMCA
                                                                                                  Board (1996-2000); Director,
                                                                                                  Dallas Easter Seals Society
                                                                                                  (1997-2000).

DR. NORMAN HACKERMAN            Director   January, 1984  President Emeritus,       37            Trustee, VALIC Company II
2929 Allen Parkway                                        Rice University,                        (1998-Present); Chairman,
Houston, Texas 77019                                      Houston, Texas                          Scientific Advisory Board for
03/02/12                                                  (1985-Present).                         The Robert A. Welch
                                                                                                  Foundation  (1983-Present).
                                                                                                  Formerly, Director,
                                                                                                  Electrosource, Inc.,
                                                                                                  developer, manufacturer, and
                                                                                                  marketer of energy storage
                                                                                                  products (1990-2002).

DR. JOHN W. LANCASTER           Director   January, 1984  Pastor Emeritus and       37            Trustee, VALIC Company II
2929 Allen Parkway                                        Director of Planned                     (1998-Present).
Houston, Texas 77019                                      Giving, First
12/15/23                                                  Presbyterian Church,
                                                          Houston, Texas
                                                          (1997-Present).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE  PRINCIPAL OCCUPATION(S)  OVERSEEN BY    OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND         BEGAN       DURING PAST 5 YEARS     DIRECTOR(1)           BY DIRECTOR(2)
------------------------------  --------------  -------------  -----------------------  ------------  ------------------------------
KENNETH J. LAVERY               Director        October, 2001  Vice President of        37            Trustee, VALIC Company II
2929 Allen Parkway                                             Massachusetts Capital                  (2001-Present); Director,
Houston, Texas 77019                                           Resources Company                      Board of Overseers, Newton
12/30/49                                                       (1982-Present).                        Wellesley Hospital
                                                                                                      (1996-Present).  Formerly,
                                                                                                      Director/Trustee, CypressTree
                                                                                                      Senior Floating Rate Fund,
                                                                                                      Inc., North American Funds,
                                                                                                      North America Senior Floating
                                                                                                      Rate Fund, Inc. (1997-2001).

BEN H. LOVE                     Director        January 1993   Retired.                 37            Trustee, VALIC Company II
2929 Allen Parkway                                                                                    (1998-Present).  Formerly,
Houston, Texas 77019                                                                                  Director/Trustee, CypressTree
09/26/30                                                                                              Senior Floating Rate Fund,
                                                                                                      Inc., North American Funds,
                                                                                                      North American Senior Floating
                                                                                                      Rate Fund, Inc. (2000-2001).

DR. JOHN E. MAUPIN, JR.         Director        August, 1998   President, Meharry       37            Trustee, VALIC Company II
2929 Allen Parkway                                             Medical College,                       (1998-Present); Director,
Houston, Texas 77019                                           Nashville, Tennessee                   Monarch Dental Corporation
10/28/46                                                       (1994-Present).                        (1997-Present); Director,
                                                                                                      Pinnacle Financial Partners,
                                                                                                      Inc. (2000-Present).
                                                                                                      Formerly, Director/Trustee,
                                                                                                      CypressTree Senior Floating
                                                                                                      Rate Fund, Inc., North
                                                                                                      American Funds, North American
                                                                                                      Senior Floating Rate Fund,
                                                                                                      Inc. (2000-2001); Director,
                                                                                                      LifePoint Hospitals, Inc.
                                                                                                      (1998-1999).

INTERESTED DIRECTORS



ROBERT P. CONDON                Director and    October, 2001  President, VALIC         37            Trustee, VALIC Company II
2929 Allen Parkway              Chairman                       (2000-Present);                        (2001-Present).
Houston, Texas 77019                                           Executive Vice
12/28/41                                                       President, Sales and
                                                               Marketing, American
                                                               General Retirement
                                                               Services
                                                               (1999-Present).
                                                               Formerly, Executive
                                                               Vice President,
                                                               Fidelity Federal Bank
                                                               (1993-1999).


                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD    DATE SERVICE PRINCIPAL OCCUPATION(S)  OVERSEEN BY     OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND          BEGAN      DURING PAST 5 YEARS    DIRECTOR(1)           BY DIRECTOR(2)
------------------------------  --------------  -------------  -----------------------  -----------  -------------------------------
PAIGE T. DAVIS                  Director        July, 2002     Formerly, Regional       37           Trustee, VALIC Company II
2929 Allen Parkway                                             Manager, VALIC                        (2002-Present); Director,
Houston, Texas 77019                                           (1976-2001).                          Maryland African American
07/04/43                                                                                             Museum Corporation
                                                                                                     (1999-Present); Director,
                                                                                                     Maryland Racing Commission
                                                                                                     (1996-Present); Director,
                                                                                                     Morgan State University
                                                                                                     Foundation, Inc.
                                                                                                     (1998-Present); Director,
                                                                                                     Maryland Health and Higher
                                                                                                     Education Facilities Authority
                                                                                                     (1987-Present); Formerly,
                                                                                                     Director, Howard County
                                                                                                     General Hospital, Inc.
                                                                                                     (1995-2001).

PETER A. HARBECK                Director        October, 2001  President and Chief      80           Trustee, VALIC Company II
The SunAmerica Center                                          Executive Officer,                    (2001-Present); Director, AIG
733 Third Avenue                                               SAAMCo (1995-Present);                Asset Management
New York, New York 10017                                       President, SunAmerica                 International, Inc.
01/23/54                                                       Fund Services, Inc.                   (2000-Present); Managing
                                                               (1988-Present).                       Director, John McStay
                                                                                                     Investment Counsel, L.P.
                                                                                                     (1999-Present; Director,
                                                                                                     SunAmerica Capital Services,
                                                                                                     Inc. (1993-Present); Director,
                                                                                                     SAAMCo (1995-Present);
                                                                                                     Director/Trustee, Anchor
                                                                                                     Series Trust, SunAmerica
                                                                                                     Senior Floating Rate Fund,
                                                                                                     Inc., SunAmerica Income Funds,
                                                                                                     SunAmerica Equity Funds,
                                                                                                     SunAmerica Style Select
                                                                                                     Series, Inc., SunAmerica
                                                                                                     Strategic Investment Series,
                                                                                                     SunAmerica Money Market Funds
                                                                                                     (1994-Present); Director,
                                                                                                     SunAmerica Fund Services, Inc.
                                                                                                     (1988-Present).

OFFICERS

EVELYN M. CURRAN                President and   October, 2002  Senior Vice President,   N/A          N/A
2919 Allen Parkway              Principal                      Variable Products and
Houston, Texas 77019            Executive                      Funds VALIC
06/04/65                        Officer                        (2001-Present); Vice
                                                               President, Series
                                                               Company and VALIC
                                                               Company II (2001-2002).
                                                               Formerly, Vice
                                                               President, American
                                                               General Fund Group
                                                               (1999-Present).  Senior
                                                               Attorney, American
                                                               General Corporation
                                                               (1997-1999).


                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD    DATE SERVICE PRINCIPAL OCCUPATION(S)   OVERSEEN BY     OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND          BEGAN      DURING PAST 5 YEARS     DIRECTOR(1)           BY DIRECTOR(2)
------------------------------  --------------  -------------  -----------------------  ------------  ------------------------------
NORI L. GABERT                  Vice President  October, 2000  Vice President and       N/A           N/A
2929 Allen Parkway              and Secretary                  Associate General
Houston, TX 77019                                              Counsel, SAAMCo
08/15/53                                                       (2001-Present); Vice
                                                               President and Assistant
                                                               Secretary, Seasons
                                                               Series Trust
                                                               (2001-Present);  Vice
                                                               President, Series
                                                               Company and VALIC
                                                               Company II
                                                               (1998-Present);
                                                               Secretary, Series
                                                               Company and VALIC
                                                               Company II
                                                               (2000-Present);
                                                               Formerly, Associate
                                                               General Counsel,
                                                               American General
                                                               Corporation,
                                                               (1997-2001); Assistant
                                                               Secretary, Series
                                                               Company and VALIC
                                                               Company II (1998-2000).

DONNA M. HANDEL                 Vice President  October, 2001  Vice President and       N/A          N/A
The SunAmerica Center           and Assistant                  Assistant Treasurer,
733 Third Avenue                Treasurer                      VALIC Company II
New York, New York 10017                                       (2001-Present); Vice
06/25/66                                                       President
                                                               (2001-Present) and
                                                               Assistant Treasurer
                                                               (1999-Present), Seasons
                                                               Series Trust; Vice
                                                               President, SAAMCo
                                                               (1996-Present); Vice
                                                               President
                                                               (2000-Present) and
                                                               Assistant Treasurer
                                                               (1996-Present),
                                                               SunAmerica Equity
                                                               Funds, SunAmerica
                                                               Income Funds and
                                                               SunAmerica Money Market
                                                               Funds, Inc. , Anchor
                                                               Series Trust,
                                                               SunAmerica Style Select
                                                               Series, Inc.; Vice
                                                               President
                                                               (2000-Present) and
                                                               Assistant Treasurer
                                                               (1999-Present),
                                                               SunAmerica Strategic
                                                               Investment Series, Inc.

GREGORY R.  KINGSTON            Treasurer and   October, 2002  Vice President and       N/A          N/A
2919 Allen Parkway              Principal                      Assistant Treasurer,
Houston, Texas 77019            Financial                      Anchor Pathway Fund,
01/18/66                        Officer                        Seasons Series Trust
                                                               (2001-Present);
                                                               Treasurer, VALIC
                                                               Company II
                                                               (2000-Present).
                                                               Formerly, Vice
                                                               President, American
                                                               General Investment
                                                               Management, L.P.
                                                               (1999-2001); Assistant
                                                               Treasurer, First
                                                               Investors Management
                                                               Co. (1994-1999)


                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD    DATE SERVICE PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND          BEGAN      DURING PAST 5 YEARS     DIRECTOR(1)          BY DIRECTOR(2)
------------------------------  --------------  -------------  -----------------------  ------------  ------------------------------
JOHN PACKS                      Vice President  October, 2001  Vice President and       N/A           N/A
99 High Street                  and Senior                     Senior Investment
Boston, Massachusetts 02110     Investment                     Officer, Series Company
12/09/55                        Officer                        and VALIC Company II
                                                               (2001-Present); Senior
                                                               Investment Officer,
                                                               VALIC (2001-Present).
                                                               Formerly, Senior Vice
                                                               President-Investment
                                                               Research, American
                                                               General Fund Group
                                                               (2000-2001); Principal,
                                                               Cypress Holding Company
                                                               (1995-2000).

ROBERT M. ZAKEM                 Vice President  October, 2001  Senior Vice President    N/A           N/A
The SunAmerica Center           and Assistant                  and General Counsel,
733 Third Avenue                Secretary                      SAAMCo (1993-Present);
New York, New York 10017                                       Executive Vice
01/26/58                                                       President, General
                                                               Counsel and Director,
                                                               SunAmerica Capital
                                                               Services, Inc.
                                                               (1993-Present); Vice
                                                               President, General
                                                               Counsel and Assistant
                                                               Secretary, SunAmerica
                                                               Fund Services, Inc.
                                                               (1994-Present);
                                                               Secretary and Chief
                                                               Compliance Officer,
                                                               SunAmerica Mutual Funds
                                                               and Anchor Series Trust
                                                               (1993-Present), Style
                                                               Select (1996-Present),
                                                               SunAmerica Strategic
                                                               Investment Series, Inc.
                                                               (1999-Present); Vice
                                                               President and Assistant
                                                               Secretary, Seasons
                                                               Series Trust
                                                               (1997-Present); Vice
                                                               President and Assistant
                                                               Secretary, VALIC
                                                               Company II
                                                               (2001-Present).

Independent Directors receive an annual retainer of $28,000, $3,200 for each Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.

The Series Company has an Audit Committee which consists of all Independent Directors with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. During the fiscal year ended May 31, 2003, the Audit Committee held three meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Governance Committee does not normally consider candidates proposed by shareholders for election of Directors. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2003, the Governance Committee held one meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2003.

                          DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND(1)                        DIRECTOR IN FAMILY(2)
------------------------------------    ---------------------------------------  ----------------------------------
Dr. Judith L. Craven                                      $0                                     $0
William F. Devin                                           0                                      0
Dr. Timothy J. Ebner                                       0                                      0
Judge Gustavo E. Gonzales, Jr.                             0                                      0
Dr. Norman Hackerman                                       0                                      0
Dr. John W. Lancaster                                      0                                      0
Kenneth J. Lavery                                          0                                      0
Ben H. Love                                                0                                      0
Dr. John E. Maupin, Jr.                                    0                                      0

------------------------

(1) Includes the value of shares beneficially owned by each Director in the Series Company as of May 31, 2003.

(2)     Includes the Series Company (22 series) and VC II (15 series).

INTERESTED DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND                          DIRECTOR IN FAMILY
------------------------------------    ---------------------------------------  ----------------------------------
Robert P. Condon                                          $0                                     $0
Paige T. Davis                                             0                                      0
Peter A. Harbeck                                           0                                      0

As of May 31, 2003, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT DIRECTORS

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2003. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2003

        NAME OF DIRECTOR            AGGREGATE COMPENSATION      PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                     FROM SERIES COMPANY      BENEFITS ACCRUED AS PART       FUND COMPLEX PAID TO
                                                                OF FUND EXPENSES (2)             DIRECTORS (1)
--------------------------------   -----------------------   -------------------------   ------------------------------
Dr. Judith L. Craven                        $42,469                      $75,678                     $118,217
William Devin (4)                           $42,219                      $20,307                     $121,476
Dr. Timothy Ebner(3)                        $35,886                      $64,971                      $53,980
Judge Gustavo E. Gonzales(3)                $41,581                      $80,932                      $61,650
Dr. Norman Hackerman                        $45,337                     $187,968                      $65,750
Dr. John W. Lancaster                       $43,651                     $188,537                      $64,000
Kenneth J. Lavery (4)                       $41,986                      $14,460                      $62,250
Ben H. Love                                 $44,852                     $221,832                      $65,250
Dr. John E. Maupin, Jr.                     $42,701                      $73,300                      $63,000

(1) Includes VALIC Company I, VALIC Company II, SunAmerica Series Trust, Seasons Series Trust, Anchor Pathway Fund, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Style Select Series, SunAmerica Strategic Investment Series and SunAmerica Money Market Funds.

(2) All current directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2003, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 5 years.

(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2003, the current value of the deferred compensation is $12,726 and $8,437 for Dr. Ebner and Mr. Gonzales, respectively.

(4)   Messrs. Devin and Lavery were elected to the Board on October 22, 2001.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT

 COMPENSATION AT       5 YEARS                                                                           10 OR MORE
   RETIREMENT         AND UNDER         6 YEARS         7 YEARS          8 YEARS          9 YEARS          YEARS
   ----------         ---------         -------         -------          -------          -------          -----
     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well established industries

      -     High rates of return on funds employed

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                 VALIC COMPANY I

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.       (1)                        Articles of Incorporation. (7)

         (2) Articles Supplementary to the Articles of Incorporation, effective April 10, 1990. (7)

         (3) Articles Supplementary to the Articles of Incorporation, effective September 28, 1990.
                                    (7)

         (4) Amendment One to the Articles of Incorporation, effective October 1, 1991.
                                    (7)

         (5) Amendment Two to the Articles of Incorporation, effective May 1, 1992. (7)

         (6) Articles Supplementary to the Articles of Incorporation, effective May 1, 1992. (7)

         (7) Articles Supplementary to the Articles of Incorporation, effective January 20, 1994.
                                    (7)

         (8) Articles Supplementary to the Articles of Incorporation, effective February 4, 1994.
                                    (7)

         (9) Articles Supplementary to the Articles of Incorporation, effective February 4, 1994.
                                    (7)

         (10) Articles Supplementary to the Articles of Incorporation, effective May 1, 1995. (7)

         (11) Articles of Amendment to the Articles of Incorporation, effective October 1, 1997.
                                    (6)

         (12) Restated Articles of Incorporation, effective December 31, 2001. (10)

         (13) Articles of Amendment to the Articles of Incorporation, effective December 31, 2001.
                                    (11)

b. By-Laws as amended and restated October 29, 1991 (7)

c.                                  Not Applicable

d.       (1)                        Investment Sub-Advisory Agreement between
                                    The Variable Annuity Life Insurance Company
                                    ("VALIC") and American Century Investment
                                    Management, Inc. dated August 29, 2001. (8)

         (2) Investment Sub-Advisory Agreement between VALIC and Founders Asset Management LLC dated August 29, 2001. (8)

         (3) Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, Inc. dated August 29, 2001. (8)

         (4) Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Science & Technology Fund) dated August 29, 2001. (8)

         (5) Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29, 2001. (8)

         (6) Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP dated August 29, 2001. (8)

         (7) Investment Advisory Agreement between VALIC and North American Funds Variable Product Series I, dated August 29, 2001. (8)

         (8) Investment Sub-Advisory Agreement between VALIC and WM Advisors, Inc., dated January 1, 2002. (10)

         (9) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, LLC, dated January 1, 2002. (11)

         (10)                       Investment Sub-Advisory Agreement between
                                    VALIC and SunAmerica Asset

                                    Management Corp., dated January 1, 2002.
                                    (11)

         (11) Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp., dated January 1, 2002. (11)

e.                                  Not Applicable

f.                                  Not Applicable

g.       (1)      (a)               Custodian Contract between Registrant and
                                    State Street Bank and Trust Company dated
                                    January 27, 1994. (7)

                  (b) Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (6)

                  (c) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 30, 1995. (6)

                  (d)               Amendment to Custodian Contract dated
                                    October 18, 2000. (9)

         (2) Securities Lending Authorization Agreement as Amended between Registrant and State Street Bank and Trust Company effective July 15, 1995. (7)

h.       (1)                        Amended and Restated Transfer Agency and
                                    Service Agreement between Registrant and
                                    VALIC dated October 17, 2000. (8)

         (2) Amended and Restated Accounting Services Agreement between Registrant and VALIC effective May 1, 2001. (8)

         (3) Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp. effective October 1, 2001. (9)

         (4) Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003. (14)

i.                                  Legal Opinion.  Filed herewith.

j.                                  Consent of Auditors.  Filed herewith.

k.                                  Not Applicable

l.                                  Not Applicable

m.                                  Not Applicable

n.                                  Not Applicable

o.                                  Reserved

p.       (1)                        Code of Ethics - American Century Investment
                                    Management, Inc. (8)

         (2)                        Code of Ethics - Founders Asset Management
                                    LLC. (8)

         (3)                        Code of Ethics - Putnam Investment
                                    Management, Inc. (8)

         (4)                        Code of Ethics - T Rowe Price Associates,
                                    Inc. (8)

         (5)                        Code of Ethics - Wellington Management
                                    Company LLP. (13)

         (6)                        Code of Ethics - WM Advisors, Inc. (13)

         (7)                        Code of Ethics - SunAmerica Asset Management
                                    Corp. (11)

         (8)                        Code of Ethics - AIG Global Investment Corp.
                                    (11)

         (9) Code of Ethics - AIG SunAmerica Asset Management Corp. and VALIC dated January 1, 2003. (14)

q.       (1)                        Powers of Attorney for Dr. Judith L. Craven,
                                    Dr. Timothy J. Ebner, Judge Gustavo E.
                                    Gonzales, Jr., Dr. Norman Hackerman, Dr.
                                    John W. Lancaster, Ben H. Love, Dr. John E.
                                    Maupin, Jr., and Dr. F. Robert Paulsen. (8)

         (2)                        Powers of Attorney for Messrs. Robert P.
                                    Condon, William F. Devin, Peter A. Harbeck and Kenneth J. Lavery. (11)

         (3)                        Power of Attorney for Paige T. Davis. (12)

Footnotes:

1. Incorporated by reference to the Registrant's Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No. 0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12. Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13. Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

Registrant's Restated Articles of Incorporation, Item 23. a. (12.) of this Registration Statement, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $40 million in the aggregate. Insurance providers are as follows:

     Arch Insurance Company
     One Liberty Plaza, 53rd Floor
     New York, New York 10006
     $10 million

     Twin City Fire Insurance Company
     2 Park Avenue
     New York, New York 10016
     $10 million

     Liberty Insurance Company
     61 Broadway, 32nd Floor
     New York, New York 10006
     $10 million

     U.S. Specialty Insurance Company
     37 Radio Circle Drive
     P.O. Box 5000
     Mount Kisco, New York 10549
     $10 million

Section 3 of the Investment Advisory Agreement (the "Agreement") between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC's directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption "About the Series Company's Management" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Adviser" of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE ADMINISTRATOR
AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Founders Asset Management LLC
2930 East Third Avenue
Denver, Colorado 80206

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Street
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

ITEM 29. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 30. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 39 to the Registrant's Registration Statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 26th day of September, 2003.

VALIC Company I

By: /s/ EVELYN M. CURRAN
    --------------------
    Evelyn M. Curran, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

       Signature                              Title                            Date
/s/ EVELYN M. CURRAN                President                            September 26, 2003
---------------------------         (Principal Executive Officer)
Evelyn M. Curran
/s/ GREGORY R. KINGSTON             Treasurer                            September 26, 2003
---------------------------         (Principal Financial Officer)
Gregory R. Kingston
         *                          Director                             September 26, 2003
---------------------------
Robert P. Condon
         *                          Director                             September 26, 2003
---------------------------
Judith Craven
         *                          Director                             September 26, 2003
---------------------------
William F. Devin
         *                          Director                             September 26, 2003
---------------------------
Timothy J. Ebner
         *                          Director                             September 26, 2003
---------------------------
Gustavo E. Gonzales, Jr.
         *                          Director                             September 26, 2003
---------------------------
Norman Hackerman
         *                          Director                             September 26, 2003
---------------------------
Peter A. Harbeck
         *                          Director                             September 26, 2003
---------------------------
John W. Lancaster
         *                          Director                             September 26, 2003
---------------------------
Kenneth J. Lavery
         *                          Director                             September 26, 2003
---------------------------
Ben H. Love
         *                          Director                             September 26, 2003
---------------------------
John E. Maupin, Jr.

*By: /s/ NORI L. GABERT
     ----------------------
         Nori L. Gabert
         Attorney-in-Fact

                                  EXHIBIT INDEX

ITEM 23.

i.       Legal Opinion.

j.       Consent of Auditors.